P R O S P E C T U S
August 6, 1999

                            WRL FREEDOM NAVIGATOR(SM)
                                    issued by
                             WRL Series Life Account
                                       by
                       Western Reserve Life Assurance Co.
                                     of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-851-9777
                                 (727) 299-1800

             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                                            CONSIDER CAREFULLY THE RISK FACTORS
                                            BEGINNING ON PAGE 9 OF THIS
                                            PROSPECTUS.

                                            An investment in this Policy is not
                                            a bank deposit. The Policy is not
                                            insured or guaranteed by the Federal
                                            Deposit Insurance Corporation or any
                                            other government agency.

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED                 The prospectus for the WRL Series
OR DISAPPROVED THESE SECURITIES             Fund, Inc. must accompany this
OR PASSED UPON THE ADEQUACY OF              prospectus. Certain portfolios may
THIS PROSPECTUS. ANY                        not be available in all states.
REPRESENTATION TO THE CONTRARY              Please read this document before
IS A CRIMINAL OFFENSE.                      investing and save it for future
                                            reference.

TABLE OF CONTENTS
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Glossary ........................................................     1
Policy Summary ..................................................     4
Risk Summary ....................................................     9
Portfolio Annual Expense Table ..................................    13
Western Reserve and the Fixed Account ...........................    14
    Western Reserve .............................................    14
    The Fixed Account Options ...................................    14
The Separate Account and the Portfolios .........................    15
    The Separate Account ........................................    15
    The Portfolios ..............................................    16
    Addition, Deletion, or Substitution of Investments ..........    19
    Your Right to Vote Portfolio Shares .........................    20
The Policy ......................................................    21
    Purchasing a Policy .........................................    21
    Underwriting Standards ......................................    21
    When Insurance Coverage Takes Effect ........................    22
    Ownership Rights ............................................    23
    Policy Split Option .........................................    25
    Canceling a Policy ..........................................    26
Premiums ........................................................    26
    Initial Premium .............................................    26
    Additional Premiums .........................................    27
    Allocating Premiums .........................................    27
Policy Values ...................................................    29
    Cash Value ..................................................    29
    Net Surrender Value .........................................    29
    Subaccount Value ............................................    29
    Subaccount Unit Value .......................................    30
    Fixed Account Value .........................................    30
Transfers .......................................................    31
    General .....................................................    31
    Standard Fixed Account Transfers ............................    32
    Conversion Rights ...........................................    32
    Standard Dollar Cost Averaging ..............................    32
    Fixed DCA Account ...........................................    34
    Asset Rebalancing Program ...................................    34
    Third Party Asset Allocation Services .......................    35
Charges and Deductions ..........................................    35
    Premium Deductions ..........................................    36
    Monthly Deduction ...........................................    36
    Daily Charge ................................................    37
    Surrender Charge ............................................    39
    Transfer Charge .............................................    39
    Portfolio Expenses ..........................................    39
    Guaranteed Minimum Death Benefit Rider Charge ...............    40
Death Benefit ...................................................    40
    Death Benefit Proceeds ......................................    40
    Death Benefit ...............................................    40
    Effects of Partial Withdrawals on the Death Benefit .........    41
    Guaranteed Minimum Death Benefit Rider ......................    41

             This Policy is not available in the State of New York.

    Changing the Specified Amount ..........................................  42
    Payment Options ........................................................  42
Surrenders and Partial Withdrawals .........................................  42
    Surrenders .............................................................  42
    Partial Withdrawals ....................................................  42
Loans ......................................................................  43
    General ................................................................  43
    Interest Rate Charged ..................................................  45
    Loan Reserve Interest Rate Credited ....................................  45
    Preferred Loans ........................................................  45
    Effect of Policy Loans .................................................  45
Policy Lapse and Reinstatement .............................................  46
    Lapse ..................................................................  46
    Reinstatement ..........................................................  46
Federal Income Tax Considerations ..........................................  47
    Tax Status of the Policy ...............................................  47
    Tax Treatment of Policy Benefits .......................................  48
Other Policy Information ...................................................  50
    Our Right to Contest the Policy ........................................  50
    Suicide Exclusion ......................................................  50
    Misstatement of Age or Gender ..........................................  50
    Modifying the Policy ...................................................  50
    Benefits at Maturity ...................................................  51
    Payments We Make .......................................................  51
    Reports to Owners ......................................................  52
    Records ................................................................  52
    Policy Termination .....................................................  52
IMSA .......................................................................  52
Performance Data ...........................................................  52
    Rates of Return ........................................................  52
    Hypothetical Illustrations Based on Adjusted Portfolio Performance .....  53
    Other Performance Data in Advertising Sales Literature .................  61
    Western Reserve's Published Ratings ....................................  62
Additional Information .....................................................  62
    Sale of the Policies ...................................................  62
    Legal Matters ..........................................................  62
    Legal Proceedings ......................................................  63
    Variations in Policy Provisions ........................................  63
    Year 2000 Readiness Disclosure .........................................  63
    Experts ................................................................  64
    Financial Statements ...................................................  64
    Additional Information about Western Reserve ...........................  64
    Western Reserve's Directors and Officers ...............................  65
    Additional Information about the Separate Account ......................  67
Appendix A--Illustrations ..................................................  68
Appendix B--Wealth Indices of Investments in the U.S. Capital Market .......  75
Appendix C--Surrender Charge Table .........................................  76
Index to Financial Statements ..............................................  79
    WRL Series Life Account ................................................  80
    Western Reserve Life Assurance Co. of Ohio ............................. 113

GLOSSARY
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 accounts           The options to which you can allocate your money. The accounts include the standard fixed account, the fixed DCA account and the subaccounts in the separate account.
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 age                The age of the person insured on his or her last birthday before the Policy date, plus the number of completed years since the Policy date.
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 beneficiary(ies)   The person or persons you select to receive the death benefit from this Policy.
                    You name the primary beneficiary and contingent beneficiaries.
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 cash value         The sum of your Policy's value in the subaccounts and the fixed account options. If there is a Policy loan outstanding, the cash value includes any amounts held in our general account to secure the Policy loan.
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 daily charge       The amount we deduct each valuation date from assets in the subaccounts as part of the calculation of the unit value for each subaccount.
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 death benefit      The amount we will pay to the beneficiary on the insured's (or surviving
 proceeds           insured's) death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount (including any interest you owe on the Policy loan(s)), and plus any due and unpaid monthly deductions.
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 fixed account      A set of options to which you may allocate premiums and cash value. We
 options            guarantee that any amounts you allocate to the fixed account options will earn interest at a declared rate. The fixed account options are the standard fixed account and the fixed dollar cost averaging account ("fixed DCA account").
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 free look period   The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.
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 fund(s)            The WRL Series Fund, Inc., an investment company registered with the U.S.
                    Securities and Exchange Commission, and other registered investment companies that may be added to the Policy.
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 in force           While coverage under the Policy is active and the insured's life remains insured.
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 initial premium    The amount you must pay before insurance coverage begins under this Policy.
                    The initial premium is shown on the schedule page of your Policy.
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 insured(s)         The person or persons whose lives are insured by this Policy.
 (joint insureds)
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 Joint Policy       A Policy that pays the death benefit to the beneficiary on the death of the last-to-die of the two named insureds.
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lapse             When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on Policy loan(s)), and you have not made a sufficient payment by the end of a grace period. The Policy will not lapse if you have purchased the Guaranteed
                  Minimum Death Benefit rider and the rider is in effect.
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loan amount       The total amount of all outstanding Policy loans, including both principal and interest due.
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loan reserve      A part of the general account to which amounts are transferred as collateral for Policy loans.
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maturity date     The Policy anniversary nearest the insured's (or younger joint insured's) 100th birthday, if the insured (or either joint insured) is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.
                  You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.
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monthly           The same date each month as the Policy date. If there is no valuation date in
anniversary or    the calendar month that coincides with the Policy date, the Monthiversary is
Monthiversary     the next valuation date.
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monthly Policy    The charge deducted from the cash value (less the loan amount) on each
charge            Monthiversary.
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net surrender     The amount we will pay you if you surrender the Policy while it is in force.
value             The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on Policy loan(s)).
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office            Our administrative office and mailing address is P.O. Box 5068, Clearwater,
                  Florida 33758-5068. Our street address is 570 Carillon Parkway,
                  St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777.
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Policy date       The date when our underwriting process is complete, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the monthly Policy charge. The Policy date is shown on the schedule page of your Policy. It is also the date when, depending on your state of residence, we allocate your premium either to the reallocation account or to the subaccounts and fixed account options you selected on your application. We measure Policy months, years, and anniversaries from the Policy date.
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portfolio         One of the separate investment portfolios of the fund.
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premiums          All payments you make under the Policy other than loan repayments.
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reallocation      The standard fixed account.
account
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 reallocation date   The date shown on the schedule page of your Policy when we reallocate any premium (plus interest) held in the reallocation account to the subaccounts and fixed account options you selected on your application. We place your premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free look right. In all other states, the reallocation date is the Policy date.
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 separate account    The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest premiums under the Policy and other variable life insurance policies we issue.
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 specified amount    The death benefit under the Policy, as shown on the Policy's schedule page.
                     The specified amount varies by the insured's (or joint insured's) age, gender and rate class. Any partial withdrawal proportionately decreases the specified amount.
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 subaccount          A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the fund.
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 surrender charge    If, during the first nine Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.
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 surviving insured   The joint insured who remains alive after the other joint insured has died.
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 termination         When the insured's (or either of the joint insured's) life is no longer insured under the Policy.
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 valuation date      Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
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 valuation period    The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the New York Stock
                     Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.
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 we, us, our         Western Reserve Life Assurance Co. of Ohio.
 (Western
 Reserve)
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 written notice      The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
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 you, your           The person(s) who owns the Policy, and who may exercise all rights under
 (owner(s) or        the Policy while the insured (or either or both joint insureds) are living. If
 policyowner(s))     two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.
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POLICY SUMMARY                                         WRL FREEDOM NAVIGATOR(SM)
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     The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

THE POLICY IN GENERAL

     The WRL Freedom Navigator(SM) is a modified single premium variable life insurance policy. You may purchase it either as a single life or a Joint Policy. A Joint Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy.

     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for the insured(s) named in the Policy. However, purchasing this Policy involves certain risks. (See Risk Summary, p 9.) You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on some of the Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

o If the insured (or joint insureds) qualifies for simplified underwriting, conditional life insurance coverage begins as soon as you complete an application and pay an initial premium of at least $20,000. Once we determine that the insured (or joint insureds) meets our underwriting requirements, full insurance coverage begins and we will issue your Policy and begin to deduct monthly and daily insurance charges from your premium. This date is the Policy date. On that date, we will allocate your premium to either the reallocation account or to the subaccounts and fixed account options, depending on the state in which you live.

o If the insured qualifies for simplified underwriting, the maximum premium you can pay at the time of your application is:

                 --  $50,000 (for ages 35-49)
                 --  $100,000 (for ages 50-80)

      Other limits apply for Joint Policies and Policies with full underwriting.

o Once we deliver your Policy, the FREE LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on your state of residence, we will either allocate your premium to the accounts you indicated on your application, or we will place your premium in the reallocation account until the reallocation date. See Reallocation Account,
     p. 28.

o    We will accept additional premiums only in certain limited circumstances.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN SUBACCOUNTS AND/OR FIXED ACCOUNT OPTIONS

o    From the initial premium: None
o    From additional premiums: None

INVESTMENT OPTIONS

     SUBACCOUNTS. You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account, a separate account. Each subaccount invests exclusively in one investment portfolio of the WRL Series Fund, Inc. (the "fund"). THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The portfolios available to you are:

  [ ] WRL Alger Aggressive Growth                [ ] WRL AEGON Balanced
  [ ] WRL VKAM Emerging Growth                   [ ] WRL NWQ Value Equity
  [ ] WRL Janus Growth                           [ ] WRL C.A.S.E. Growth
  [ ] WRL Janus Global                           [ ] WRL GE/Scottish Equitable International Equity
  [ ] WRL AEGON Bond                             [ ] WRL Goldman Sachs Growth
  [ ] WRL LKCM Strategic Total Return            [ ] WRL Goldman Sachs Small Cap
  [ ] WRL Federated Growth & Income              [ ] WRL T. Rowe Price Dividend Growth
  [ ] WRL J.P. Morgan Real Estate Securities     [ ] WRL T. Rowe Price Small Cap
  [ ] WRL Dean Asset Allocation                  [ ] WRL Salomon All Cap
  [ ] WRL GE U.S. Equity                         [ ] WRL Pilgrim Baxter Mid Cap Growth
  [ ] WRL Third Avenue Value                     [ ] WRL Dreyfus Mid Cap
  [ ] WRL J.P. Morgan Money Market

     FIXED ACCOUNT OPTIONS. You may also direct the money in your Policy to the fixed account options--the standard fixed account option and the fixed dollar cost averaging ("fixed DCA") account option. Money you place in the standard fixed account option will earn interest at current interest rates declared from time to time. The interest rate will equal at least 3.0%.

     At the time you purchase the Policy, you may place the entire initial premium into the fixed DCA account. Money you place in the fixed DCA account will earn interest at an annual rate of at least 3.0%. Money will be transferred out of the fixed DCA account in six equal monthly installments and placed in the standard fixed account and the subaccounts of your choice.

CASH VALUE

o Cash value equals the sum of your Policy's value in the subaccounts and the fixed account options. If there is a loan outstanding, the cash value includes any amounts held in our general account to secure the Policy loan.

o Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account options, the charges deducted and any other Policy transactions (such as transfers, withdrawals, and Policy loans).

o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.

o There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly Policy charge(s), the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)). The Policy will not lapse if you have purchased the Guaranteed Minimum Death Benefit rider and the rider is in effect.

TRANSFERS

o You can transfer cash value among the subaccounts and the standard fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

o    You may make transfers by telephone or by fax.

o    Policy loans reduce the amount of cash value available for transfers.

o    Dollar cost averaging and asset rebalancing programs are available.

o You may make one transfer per Policy year from the standard fixed account and we must receive your request within 30 days after a Policy anniversary, unless you select dollar cost averaging from the standard fixed account. The amount of your transfer cannot be more than the greater of:

     ->   25% of the value in the standard fixed account; or

     -> the amount transferred from the standard fixed account in the prior Policy year.

CHARGES AND DEDUCTIONS

o Monthly Policy charge: Deducted from your cash value (reduced by the loan amount) on the Policy date and on each Monthiversary. The monthly Policy charge pays for Policy administrative expenses and the cost of providing death benefits under the Policy. The monthly Policy charge will vary with the gender of the insured(s), the number of insureds, and the number of Policy years you have owned the Policy.

o Daily charge: Deducted from the unit value of each subaccount, at an annual rate equal to 0.50%, on each valuation date.

o Cost of insurance charge: We reserve the right to charge a maximum monthly cost of insurance charge. See Cost of Insurance Charge, p. 38. We do not currently assess a cost of insurance charge. If, in the future, we assess a cost of insurance charge, then we will waive the surrender charge.

o Surrender charge: Deducted when a full surrender occurs during the first nine Policy years. We deduct a declining surrender charge of up to 9.75% of your initial premium if you surrender your Policy or if your Policy lapses during the first nine Policy years.

o Transfer fee: We deduct $10 for each transfer in excess of 12 per Policy year.

o Portfolio expenses: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These charges range from 0.46% to 1.50% annually, depending on the portfolio. See Portfolio Annual Expense Table, p. 13. See also the fund prospectus.

o Rider charges: If you select the Guaranteed Minimum Death Benefit rider at application, we will deduct a charge from your cash value (less any outstanding Policy loan) each month equal to:

     ->   .02% MULTIPLIED BY the total subaccount values; PLUS

     ->   .02% MULTIPLIED BY the fixed account value.

LOANS

o You may take a loan against the Policy for amounts up to 90% of the cash value, less any surrender charge and any outstanding loan amount.

o    The minimum loan amount is generally $500.

o You may request a loan by calling us or by writing or faxing us written instructions.

o We currently charge 6.0% interest annually, payable in arrears, on any outstanding loan amount; a lower rate applies to any preferred loans.

o We currently permit preferred loans to be taken anytime. You may borrow an amount equal to the cash value less total premiums paid, less any outstanding loan amount. We currently charge a 3.0% preferred loan rate. THIS RATE IS NOT GUARANTEED.

o To secure the loan, we transfer a portion of your cash value to a loan reserve account, which is part of our general account. You will earn at least 3.0% interest on amounts in the loan reserve account.

o Federal income taxes and a penalty tax may apply to loans you make against the Policy.

o If you take a loan, we will terminate any Guaranteed Minimum Death Benefit rider.

o    There are risks involved in taking a Policy loan. See Risk Summary, p. 9.

DEATH BENEFIT

o    So long as the Policy does not lapse, the death benefit is the greater of:
     ->   the current specified amount; or

     -> the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the specified percentage shown on page 41 of this prospectus.

o We will reduce the death benefit proceeds by the amount of any outstanding Policy loan(s) (including any interest you owe on Policy loan(s)), and any due and unpaid charges.

o    We determine your Policy's specified amount based on:
     ->   the initial premium you pay; and
     ->   the insured's (or joint insureds') age, gender and rate class.

o    You may not increase or decrease the specified amount.

o    The death benefit should be income tax free to the beneficiary.

o The death benefit is available in a lump sum or a variety of payout options.

o If you purchase the GUARANTEED MINIMUM DEATH BENEFIT RIDER and the rider is in effect, and if the net surrender value on any Monthiversary is not sufficient to cover the monthly Policy charge, then insurance coverage will be provided under this rider and no grace period will begin, so long as no Policy loans have been taken under the Policy. If a death benefit is payable under the provisions of this rider, then Western Reserve guarantees to provide a death benefit as follows:

          (1) During the first 15 Policy years, or before the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit payable will be the greater of:

               o    the current specified amount; or

               o the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the specified percentage shown on page 41.

          (2) After the first 15 Policy years, or on or after the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit payable will be the initial premium, reduced, on a dollar-for-dollar basis, by any partial withdrawals.

          (3)  The minimum death benefit will never be less than $1,000.

     If you take a Policy loan, the Guaranteed Minimum Death Benefit rider will terminate and your Policy could lapse.

o A partial withdrawal will reduce the specified amount by the amount of the withdrawal multiplied by the ratio of the initial specified amount to the initial premium.

PARTIAL WITHDRAWALS AND SURRENDERS

o You can take one withdrawal of cash value every 12 months after the first Policy year.

o    We do not assess any charges for partial withdrawals.

o The amount of the withdrawal is limited to your Policy's earnings which we compute as:

               the cash value, MINUS any outstanding Policy loans, MINUS any interest you owe on Policy loans, and MINUS total premiums paid.

o A partial withdrawal reduces the current specified amount (the minimum death benefit) by:

      Amount of withdrawal  X  initial specified amount
                               ------------------------
                                  initial premium

o A partial withdrawal does not void a Guaranteed Minimum Death Benefit rider, but it reduces the death benefit we would pay, as described above.

o You cannot take a partial withdrawal if it will reduce the specified amount below $1,000.

o Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.

o You may fully surrender the Policy at any time before the insured's (or surviving insured's) death or the maturity date. You will receive the net surrender value (cash value, minus any surrender charge, minus any Policy loans outstanding, and minus any interest you owe on Policy loans). The surrender charge will apply during the first nine Policy years.

RISK SUMMARY
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INVESTMENT          If you direct us to invest your cash value in one or more
RISK                subaccounts, you will be subject to the risk that investment performance will be unfavorable and that the cash value of your Policy will decrease. If you select the fixed account options, you are credited with a declared rate of interest, but you assume a risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual
                    effective rate of 3.0%. Because charges continue to be
                    deducted from cash value, if withdrawals, loans and monthly deductions have reduced your net surrender value to too low an amount, and/or if investment experience of your selected subaccounts is not sufficiently favorable, and/or interest rates credited to the fixed account are too low, then the
                    net surrender value of your Policy may fall to zero. In that case, if the Guaranteed Minimum Death Benefit rider is not in effect, the Policy will lapse without value and insurance coverage will no longer be in effect after 61 days, unless you make an additional payment sufficient to prevent a
                    lapse. On the other hand, if investment experience is
                    sufficiently favorable and you have kept the Policy in force for a substantial period of time, you may be able to draw
                    upon cash value, through partial withdrawals and Policy
                    loans.
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RISK OF LAPSE       Certain circumstances will cause your Policy to enter a
                    61-day grace period, during which you must make a sufficient payment to keep your Policy in force. If the net surrender value of your Policy (that is, the cash value, minus the surrender charge and minus outstanding loan amounts) is too low to pay a monthly Policy charge, loan charges and any rider fees when due, and if the Guaranteed Minimum Death
                    Benefit rider is not in effect, then the Policy will be in default and a grace period will begin. There is the risk that if withdrawals, loans and monthly deductions reduce your net surrender value to too low an amount and/or if the investment experience of your selected subaccounts is not sufficiently favorable and/or if interest rates credited to the fixed account are too low, then the net surrender value of your Policy may fall to zero and the Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If we do not receive a sufficient payment before the grace period ends, your Policy will end without value, insurance coverage will no longer be in effect, and you will receive no benefits. Adverse tax consequences may result.

                    You may not reinstate your Policy after it has lapsed unless you completed the Policy application and had your Policy delivered to you in a state which permits reinstatement. If so, then you may reinstate this Policy within five years after it has lapsed if the insured (or joint insureds) meets the insurability requirements and you pay the amount we require.
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TAX RISK            It is reasonable to conclude that the Policy will be deemed
(INCOME TAX         a life insurance policy under federal tax law, so that the
AND MEC)            death benefit paid to the beneficiary ) will not be subject to federal income tax. However, the Policy has certain
                    innovative features that are not addressed in existing legal interpretations and there is, therefore, some risk that the
                    Policy might not be deemed a life insurance policy under
                    federal tax law. If the Policy is not so treated, annual
                    increases in the Policy's cash value will be subject to
                    federal income tax each year. Even if the Policy is treated as a life insurance policy under federal tax laws, the
                    Policy will, in most situations, be treated as a modified
                    endowment contract ("MEC") under those laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent of its
                    earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans
                    taken before you reach age 59 1/2. If a Policy is treated as a life insurance policy and is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy, and amounts in
                    excess of your investment in the Policy, while subject to
                    tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for
                    assistance in all tax matters involving your Policy.
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LIMITS ON           The Policy permits you to take only one partial withdrawal
PARTIAL             in any 12-month period, after the first Policy year has been
WITHDRAWALS         completed. The amount you may withdraw is limited to
                    earnings. We calculate earnings as cash value, reduced by any outstanding loan amount (including any interest due on Policy loans) and any premiums paid.

                    A partial withdrawal will reduce the specified amount (and the minimum death benefit under the Guaranteed Minimum Death Benefit rider) by:

                       Amount of withdrawal X       initial specified amount
                                                    ------------------------
                                                        initial premium

                    This reduction may be significant. However, in no event will any withdrawal reduce the minimum death benefit under the Guaranteed Minimum Death Benefit rider below $1,000.

                    Federal income taxes and a tax penalty may apply to partial withdrawals and surrenders.
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LOAN RISKS          A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and fixed account options and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive the current interest rates credited to the fixed account options. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                    We also charge interest on Policy loans at a rate of 6.0% payable in arrears. Interest is added to the amount of the loan to be repaid.

                    A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans. A Policy loan will terminate the Guaranteed Minimum Death Benefit rider.

                    A Policy loan could make it more likely that a Policy would lapse. There is a risk if the loan reduces your net surrender value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You will have a 61-day grace period to submit a sufficient payment to avoid the Policy's termination without value and the end of insurance coverage. As mentioned in Risk of Lapse on p. 9, you may only reinstate your Policy if your Policy was delivered to you in a state which permits reinstatement.
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EFFECTS OF THE      The surrender charge under this Policy will reduce your cash
SURRENDER           value if you surrender your Policy in the first nine Policy
CHARGE              years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

                    Even if you do not ask to surrender your Policy, the surrender charge plays a role in determining whether your Policy will lapse. Net surrender value (that is, cash value minus the surrender charge and outstanding loans) is the measure we use each month to determine whether your Policy will remain in force or will lapse.
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COMPARISON          Like fixed benefit life insurance, the Policy offers a death
WITH OTHER          benefit and provides a cash value, loan privileges and a
INSURANCE           value on surrender. However, the Policy differs from a fixed
POLICIES            benefit policy because it allows you to place your premium in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will vary with the investment performance of the amounts you place in the subaccounts. In addition, the cash value and net surrender value will always vary with the investment experience of your selected subaccounts.

                    As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
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ILLUSTRATIONS       The hypothetical illustrations in this prospectus are used in connection with the purchase of a Policy and are based on hypothetical rates of return. These rates are not
                    guaranteed, and are provided only to illustrate how the
                    specified amount, Policy charges and hypothetical rates of return affect death benefit levels, cash value and net
                    surrender value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by
                    Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be
                    considered to represent past or future performance. It is
                    almost certain that actual rates of return may be higher or lower than those illustrated, so that the values under your
                    Policy will be different from those in the illustrations.
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PORTFOLIO ANNUAL EXPENSE TABLE
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This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectus.

ANNUAL PORTFOLIO OPERATING EXPENSES(1)
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                                         TOTAL
                                                   MANAGEMENT       OTHER EXPENSES       ANNUAL
  PORTFOLIOS                                          FEES      (AFTER REIMBURSEMENT)   EXPENSES
 WRL Alger Aggressive Growth                         0.80%             0.11%             0.91%
 WRL VKAM Emerging Growth                            0.80%             0.09%             0.89%
 WRL Janus Growth(2)                                 0.78%             0.05%             0.83%
 WRL Janus Global(3)                                 0.80%             0.15%             0.95%
 WRL AEGON Bond                                      0.45%             0.09%             0.54%
 WRL LKCM Strategic Total Return                     0.80%             0.06%             0.86%
 WRL Federated Growth & Income                       0.75%             0.15%             0.90%
 WRL J.P. Morgan Money Market                        0.40%             0.06%             0.46%
 WRL Dean Asset Allocation                           0.80%             0.06%             0.86%
 WRL GE U.S. Equity                                  0.80%             0.25%             1.05%
 WRL Third Avenue Value                              0.80%             0.20%             1.00%
 WRL J.P. Morgan Real Estate Securities(4)           0.80%             0.20%             1.00%
 WRL AEGON Balanced                                  0.80%             0.11%             0.91%
 WRL NWQ Value Equity                                0.80%             0.09%             0.89%
 WRL C.A.S.E. Growth                                 0.80%             0.20%             1.00%
 WRL GE/Scottish Equitable International Equity      1.00%             0.50%             1.50%
 WRL Goldman Sachs Growth(5)(6)                      0.90%             0.10%             1.00%
 WRL Goldman Sachs Small Cap(5)                      0.90%             0.10%             1.00%
 WRL T. Rowe Price Dividend Growth(5)(6)             0.90%             0.10%             1.00%
 WRL T. Rowe Price Small Cap(5)                      0.75%             0.25%             1.00%
 WRL Salomon All Cap(5)(6)                           0.90%             0.10%             1.00%
 WRL Pilgrim Baxter Mid Cap Growth(5)(6)             0.90%             0.10%             1.00%
 WRL Dreyfus Mid Cap(5)(7)                           0.85%             0.15%             1.00%

(1) Effective January 1, 1997, the fund's Board authorized the fund to charge each portfolio of the fund an annual 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the fund will not deduct the fee from any portfolio before April 30, 2000. You will receive advance written notice if a Rule 12b-1 fee is deducted. See the fund prospectus for more details.
(2) WRL Janus Growth's advisory fee reflects 0.80% of the average daily net assets for the period prior to May 1, 1998, and 0.775% of the first $3 billion of average daily net assets and 0.75% of the average daily net assets in excess of $3 billion for the period May 1, 1998 to December 31, 1998. WRL Investment Management, Inc. ("WRL Management") currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.
(3) For WRL Janus Global, WRL Management will waive 0.025% of its advisory fee once portfolio average daily net assets reach $2 billion (net fee -- 0.775%). This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.
(4) Because WRL J.P. Morgan Real Estate Securities commenced operations on May 1, 1998, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(5) Because WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salmon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap commenced operations on May 1, 1999, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are estimates.
(6) As compensation for its services to the portfolios, WRL Management receives monthly compensation at 0.90% for the first $100 million of the portfolio's average daily net assets; and 0.80% for the portfolio's average daily net assets above $100 million.
(7) As compensation for its services to the portfolios, WRL Management receives monthly compensation at 0.85% for the first $100 million of the portfolio's average daily net assets; and 0.80% for the portfolio's average daily net assets above $100 million.

     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the fund for the fiscal year ended December 31, 1998. Expenses of the fund may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectus which accompanies this prospectus.

     WRL Management, the investment adviser of the fund, has undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios of the fund to the extent normal total operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limitation for WRL Alger Aggressive Growth, WRL VKAM Emerging Growth, WRL Janus Growth, WRL Janus Global, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL Dean Asset Allocation, WRL Third Avenue Value, WRL J.P. Morgan Real Estate Securities, WRL AEGON Balanced, WRL NWQ Value Equity, WRL C.A.S.E. Growth, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap is 1.00% of the average daily net assets; 0.70% of the average daily net assets for WRL AEGON Bond and WRL J.P. Morgan Money Market; 1.50% of the average daily net assets for WRL GE/ Scottish Equitable International Equity; and 1.30% of the average daily net assets for WRL GE U.S. Equity. In 1998, WRL Management reimbursed WRL GE/Scottish Equitable International Equity in the amount of $127,763, WRL Third Avenue Value in the amount of $14,229, and WRL J.P. Morgan Real Estate Securities in the amount of $28,275. Without such reimbursement, the total fund expenses during 1998 for WRL GE/Scottish Equitable International Equity, WRL Third Avenue Value, and WRL J.P. Morgan Real Estate Securities would have been 1.96%, 1.13%, and 3.34%, respectively. See the fund prospectus for a description of the expense limitation applicable to each portfolio.

WESTERN RESERVE AND THE FIXED ACCOUNT
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WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account options under the Policy. Western Reserve intends to sell this Policy in all states (except New York) and the District of Columbia.

THE FIXED ACCOUNT OPTIONS

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account options will be credited interest daily at a net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates. If you allocate your initial premium to the fixed account options, then we will credit the interest from the date we receive the premium.

     THE STANDARD FIXED ACCOUNT. Money you place into the standard fixed account option will earn interest compounded daily at a current interest rate in effect at the time of your allocation. The interest rate is guaranteed never to be less than 3.0% per year. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the standard fixed account.

     We allocate amounts from the standard fixed account for partial withdrawals, transfers to the subaccounts, or monthly deduction charges on a last-in, first-out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED DCA ACCOUNT. At the time you purchase the Policy, you may place your entire initial premium into the fixed DCA account. Money you place into the fixed DCA account will earn interest at an annual rate of at least 3.0%. We may declare current interest rates from time to time. Money will be transferred out of the fixed DCA account in six equal monthly installments and placed in the standard fixed account and the subaccounts of your choice. See Fixed DCA Account, p. 34.

     THE FIXED ACCOUNT OPTIONS HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT OPTIONS.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
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THE SEPARATE ACCOUNT

     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of the fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE PORTFOLIOS

     The separate account invests in shares of the portfolios. Each portfolio is an investment division of the fund, an open-ended management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Currently, the portfolios of the fund corresponding to the subaccounts of the separate account are: WRL Alger Aggressive Growth, WRL VKAM Emerging Growth, WRL Janus Growth, WRL Janus Global, WRL AEGON Bond, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL J.P. Morgan Money Market, WRL Dean Asset Allocation, WRL GE U.S. Equity, WRL Third Avenue Value, WRL J.P. Morgan Real Estate Securities, WRL AEGON Balanced, WRL NWQ Value Equity, WRL C.A.S.E. Growth, WRL GE/ Scottish Equitable International Equity, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap. Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the fund prospectus. You should read the fund prospectus carefully.

PORTFOLIO                   SUB-ADVISER                        INVESTMENT OBJECTIVE
-----------------           ------------------------           -----------------------------------
WRL ALGER            ->     Fred Alger                   ->    Seeks long-term capital
AGGRESSIVE                  Management, Inc.                   appreciation.
GROWTH

WRL VKAM             ->     Van Kampen                   ->    Seeks capital appreciation by
EMERGING                    Asset Management Inc.              investing primarily in common
GROWTH                                                         stocks of small and medium-sized
                                                               companies.

WRL JANUS            ->     Janus Capital                ->    Seeks growth of capital.
GROWTH                      Corporation

WRL JANUS            ->     Janus Capital                ->    Seeks long-term growth of capital
GLOBAL                      Corporation                        in a manner consistent with the
                                                               preservation of capital.

WRL AEGON            ->     AEGON USA                    ->    Seeks the highest possible current
BOND                        Investment                         income within the confines of the
                            Management, Inc.                   primary goal of insuring the
                                                               protection of capital.

WRL LKCM             ->     Luther King Capital          ->    Seeks to provide current income,
STRATEGIC                   Management                         long-term growth of income and
TOTAL RETURN                Corporation                        capital appreciation.

WRL FEDERATED        ->     Federated Investment         ->    Seeks total return by investing in
GROWTH & INCOME             Counseling                         securities that have defensive
                                                               characteristics.

WRL J.P. MORGAN      ->     J.P. Morgan Investment       ->    Seeks to obtain maximum current
MONEY MARKET                Management Inc.                    income consistent with the
                                                               preservation of principal and
                                                               maintenance of liquidity.

WRL DEAN ASSET       ->     Dean Investment              ->    Seeks preservation of capital and
ALLOCATION                  Associates                         competitive investment returns.

WRL GE U.S.          ->     GE Investment                ->    Seeks long-term growth of capital.
EQUITY                      Management
                            Incorporated

WRL THIRD            ->     EQSF Advisers, Inc.          ->    Seeks long-term capital
AVENUE VALUE                                                   appreciation.

PORTFOLIO                   SUB-ADVISER                        INVESTMENT OBJECTIVE
-----------------           ------------------------           -------------------------------------
WRL J.P. MORGAN      ->     J.P. Morgan Investment      ->     Seeks long-term total return from
REAL ESTATE                 Management Inc.                    investments primarily in equity
SECURITIES                                                     securities of real estate companies.
                                                               Total return will consist of
                                                               realized and unrealized capital
                                                               gains and losses plus income.

WRL AEGON            ->     AEGON USA                   ->     Seeks preservation of capital,
BALANCED                    Investment                         reduced volatility, and superior
                            Management, Inc.                   long-term risk-adjusted returns.

WRL NWQ VALUE        ->     NWQ Investment              ->     Seeks to achieve maximum,
EQUITY                      Management                         consistent total return with
                            Company, Inc.                      minimum risk to principal.

WRL C.A.S.E.         ->     C.A.S.E.                    ->     Seeks annual growth of capital
GROWTH                      Management, Inc.                   through investment in companies
                                                               whose management, financial
                                                               resources and fundamentals appear
                                                               attractive on a scale measured
                                                               against each company's present
                                                               value.

WRL GE/SCOTTISH      ->     Scottish Equitable          ->     Seeks long-term growth of capital.
EQUITABLE                   Investment Management
INTERNATIONAL               Limited and GE
EQUITY                      Investment Management
                            Incorporated

WRL GOLDMAN          ->     Goldman Sachs Asset         ->     Seeks long-term growth of capital.
SACHS GROWTH                Management

WRL GOLDMAN          ->     Goldman Sachs Asset         ->     Seeks long-term growth of capital.
SACHS SMALL CAP             Management

WRL T. ROWE          ->     T. Rowe Price               ->     Seeks to provide an increasing
PRICE DIVIDEND              Associates, Inc.                   level of dividend income,
GROWTH                                                         long-term capital appreciation and
                                                               reasonable current income through
                                                               investments primarily in dividend
                                                               paying stocks.

WRL T. ROWE          ->     T. Rowe Price               ->     Seeks long-term growth of capital
PRICE SMALL CAP             Associates, Inc.                   by investing primarily in common
                                                               stocks of small growth companies.

WRL SALOMON          ->     Salomon Brothers Asset      ->     Seeks capital appreciation.
ALL CAP                     Management Inc.

WRL PILGRIM          ->     Pilgrim Baxter &            ->     Seeks capital appreciation.
BAXTER MID CAP              Associates, Ltd.
GROWTH

PORTFOLIO               SUB-ADVISER             INVESTMENT OBJECTIVE
-------------           -------------           ------------------------------------
WRL DREYFUS      ->     The Dreyfus      ->     Seeks total investment returns
MID CAP                 Corporation             (including capital appreciation and
                                                income), which consistently
                                                outperform the S&P 400 Mid Cap
                                                Index.

     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the fund and manages the fund in accordance with policies and guidelines established by the fund's Board of Directors. For certain portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the fund prospectus for more information regarding WRL Management and the investment sub-advisers.

     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that insurance companies, including Western Reserve or its affiliates, establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the fund's Board of Directors will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If the fund's Board of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of the fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

PLEASE READ THE ATTACHED FUND PROSPECTUS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
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PURCHASING A POLICY

     To purchase a Policy, a prospective owner must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Our address for applications submitted by World Marketing Alliance distribution systems is:

                      Western Reserve
                      P.O. Box 628069
                      Orlando, Florida 32862-8069

Everyone else should submit applications to:

                      Western Reserve
                      P.O. Box 628078
                      Orlando, Florida 32862-8078

     You may also fax your application to us at 727-299-1667 and send us your initial premium by wire transfer. See Initial Premium, p. 26 for details.

     We determine the specified amount for a Policy based on the initial premium paid and other characteristics of the proposed insured (or joint insureds), such as age, gender and rate class. We base the minimum initial premium for your Policy on the guideline single premium established under federal tax laws given the age, gender and rate class of the insured (or joint insured). We currently require a minimum initial premium of $20,000.

     We use different underwriting standards (simplified, expanded) in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. Generally, for simplified underwriting for a single life Policy we will issue a Policy only for an insured between the ages of 35 to 80; for a Joint Policy, the minimum age for both insureds is 45 and the difference between the joint insureds' ages cannot be greater than 20 years. The joint insureds must be spouses or expanded underwriting will be required. To issue a Policy for an insured (or joint insureds) between the ages of 18 to 34 and 81 to 90, we will use expanded underwriting. We reserve the right to reject an application for any reason permitted by law.

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will depend on the insured's (or each joint insured's) rate class. We currently place insureds (or each joint insured) into one of the following rate classes:

     o    select, non-tobacco use; and

     o    standard, tobacco use.

     We generally charge higher rates for insureds who use tobacco.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured (or joint insureds) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, you will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft sent to pay the initial premium is not honored when we first present it for payment.

 THE AMOUNT OF                  o  the specified amount applied for; or
 CONDITIONAL INSURANCE          o  $300,000
 COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all other life insurance applications that the insured (or joint insureds) has in force or pending with us.

 CONDITIONAL LIFE INSURANCE     o  as soon as you complete an application and pay an initial
 COVERAGE BEGINS:                  premium of at least $20,000, if the insured (or joint
                                   insureds) qualifies for simplified underwriting; or
                                o  on the later of:
                                   ->  the date of your application; or
                                   ->  the date the insured (or joint insureds) completes
                                       all of the medical tests and examinations that we
                                       require,
                                if the insured (or joint insureds) does not qualify for simplified underwriting.

 CONDITIONAL LIFE INSURANCE   o  the date we determine the insured (or joint insureds) has
 COVERAGE TERMINATES             satisfied our underwriting requirements (the Policy date);
 AUTOMATICALLY ON THE         o  60 days from the date the application was completed;
 EARLIEST OF:                 o  the date we determine that any person proposed for
                                 insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and
                                 rate class shown in the application;
                              o  the date we modify the plan, amount, riders and/or the
                                 premium rate class shown in the application, or any
                                 supplemental agreements; or
                              o  the date we mail notice of the ending of coverage and we refund the initial premium to the applicant at the address shown on the application.

 SPECIAL LIMITATIONS OF THE   o  the conditional receipt will be VOID:
 CONDITIONAL RECEIPT:            ->  if not signed by an authorized agent of Western
                                     Reserve;
                                 ->  in the event the application contains any fraud or
                                     material misrepresentation; or
                                 ->  if, on the date of the conditional receipt, the
                                     proposed insured (or joint insureds) is under 15
                                     days of age or over 80 years of age.
                              o  the conditional receipt does not provide benefits for
                                 disability and accidental death benefits.
                              o  the conditional receipt does not provide benefits if any proposed insured (or joint insured) commits suicide. In this case, Western Reserve's liability will be limited to return of the initial premium paid with the application.

     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured (or joint insureds) meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly and daily insurance charges from your initial premium. This day is the Policy date. On the Policy date, we will allocate your premium to the subaccounts and fixed account options you elected on your application, provided you live in a state that does not require a refund of full premium during the free look period. If your state requires us to return the full premium in the event you exercise your free look right, we will place your premium in the reallocation account until the reallocation date. See Reallocation Account, p. 28

     On any day we credit premiums or transfer cash value to a subaccount, we will convert the dollar amount of the premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values, p. 29.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner's consent will be required to exercise ownership rights. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured (or surviving insured) and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

 CHANGING THE     o  Change the owner by providing written notice to us at any
 OWNER               time while the insured (or surviving insured) is alive and the Policy is in force.
                  o  Change is effective as of the date that the written notice is signed.
                  o  Changing the owner does not automatically change the
                     beneficiary.
                  o  Changing the owner may have tax consequences. You
                     should consult a tax advisor before changing the owner.
                  o  We are not liable for payments we made before we
                     received the written notice.

 CHOOSING THE     o  The owner designates the beneficiary (the person to
 BENEFICIARY         receive the death benefit when the insured or surviving
                     insured dies) in the application.
                  o  If you designate more than one beneficiary, then each
                     beneficiary shares equally in any death benefit proceeds
                     unless the beneficiary designation states otherwise.
                  o  If the beneficiary dies before the insured or surviving insured, then any contingent beneficiary becomes the
                     beneficiary.
                  o  If both the beneficiary and contingent beneficiary die
                     before the insured or surviving insured, then the death
                     benefit will be paid to the owner or the owner's estate
                     upon the insured's or surviving insured's death.

 CHANGING THE     o  Change the beneficiary by providing us with a written
 BENEFICIARY         notice.
                  o  Change is effective as of the date the owner signs the
                     written notice.
                  o  We are not liable for any payments we made before we
                     received the written notice.

 ASSIGNING THE     o  The owner may assign Policy rights while the insured (or
 POLICY               either or both joint insureds) is alive.
                   o  The owner retains any ownership rights that are not
                      assigned.
                   o  Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment.
                      Any amount payable to the assignee will be paid in a
                      lump sum.
                   o  Claim under any assignment are subject to proof of
                      interest and the extent of the assignment.
                   o  We are not:
                      ->  bound by any assignment unless we receive a
                          written notice of the assignment;
                      ->  responsible for the validity of any assignment;
                      ->  liable for any payment we made before we
                          received written notice of the assignment; or
                      ->  any assignment which results in adverse tax
                          consequences to the owner, insured(s) or
                          beneficiary(ies).
                   o  Assigning the Policy may have tax consequences. You
                      should consult a tax advisor before assigning the Policy.

POLICY SPLIT OPTION

     For a Joint Policy, as long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the "Split Option") into two new individual fixed account life insurance policies, one on the life of each joint insured, if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

     o the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;

     o    the date of entry of a final decree of divorce of the joint insureds;
          or

     o written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

 CONDITIONS FOR EXERCISING     o  If more than one person owns the Policy, each owner must
 SPLIT OPTION:                    agree to the split.
                               o  The initial specified amount for each new policy cannot be more than 50% of the Policy's specified amount, excluding
                                  the face amount of any riders.
                               o  The new policies will be subject to our minimum and
                                  maximum specified amounts and issue ages for the plan of
                                  insurance you select.
                               o  You must obtain our approval before you can exercise the
                                  Split Option if one of the joint insureds is older than the new policy's maximum issue age when you request the
                                  Split Option.

     Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy's net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements; or you may cancel the Split Option and keep the Policy in force on both joint insureds.

     We will base the premiums for the new policies on each joint insured's attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the monthly anniversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

     Exercising the Split Option may result in a taxable event. Moreover, the new life insurance policies received if you exercise the Split Option may not be treated as life insurance policies for federal income tax purposes, or, if so treated, may be treated as MECs, even if the original Policy was not. (See Federal Income Tax Considerations, p. 47.) You should consult a tax advisor before exercising the Split Option.

CANCELING A POLICY

     You may cancel a Policy during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund, without interest, within seven days after we receive the returned Policy. The amount of the refund will be:

     o any monthly deductions or other charges we deducted from amounts allocated to the subaccounts and the fixed account options; PLUS

     o your cash value in the subaccounts and the fixed account options on the date we (or our agent) receive the returned Policy, except that the amount allocated to the fixed DCA account will be treated as if it had been allocated to the standard fixed account.

     If any state law prohibits the calculation above, we will refund, without interest, the total of all premiums paid for the Policy. See Allocating Premiums, p. 27.

PREMIUMS
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INITIAL PREMIUM

     The initial premium for a given specified amount depends on a number of factors including the age, gender, and rate class of the proposed insured(s). FOR A GIVEN INITIAL PREMIUM, WE WILL SPECIFY THE EXACT SPECIFIED AMOUNT THAT YOU MUST PURCHASE. For a Joint Policy, we will provide the specified amount at the time of application based upon the specific ages, gender, and rate classes of the proposed joint insureds.

     We will accept initial premium payments by wire transfer and Policy applications by fax under the following conditions.

     o If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds to us. Please contact us at 1-800-851-9777 for complete wire instructions.

     o If you send your initial premium by wire transfer, you must, at the same time, send us your completed application by telephone facsimile transmission ("faxed application") to 727-299-1667, and send the original signed application to our administrative office.

     o If we accept your initial premium payment by wire transfer accompanied by your faxed application, we will allocate your premium on the Policy date (or reallocation date if you reside in a state that requires full refund of premium during the free look period) according to your instructions once we have received your application. See Reallocation Account, p. 28.

     o If you send your initial premium by wire transfer but do not send us your faxed application simultaneously, or if the application is incomplete, we will keep the initial premium for up to five business days. If we cannot obtain the faxed application or necessary information within five business days, we will return your initial premium to you, unless you allow us to keep it until we receive your faxed application or necessary information.

     o When we receive your original signed application and if the allocation instructions are different from those in the faxed application, then we will reallocate your cash value in accordance with the instructions on your original signed application on the first valuation date after we receive the original signed application.

     We currently require a minimum initial premium of $20,000. If you want to qualify for simplified underwriting, the maximum premium you can pay at the time of your application is $50,000 (for ages 35-49) and $100,000 (for ages 50-80). Other limits apply for Joint Policies and Policies with full underwriting. We reserve the right to modify these requirements and premium amounts at any time.

     TAX-FREE EXCHANGES ("1035 EXCHANGES"). We will accept as part of your initial premium money from one contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.

ADDITIONAL PREMIUMS

     You will have LIMITED FLEXIBILITY TO ADD ADDITIONAL PREMIUMS to the Policy since we require that the initial premium equal the maximum amount that can be applied to the Policy at issue. In general, you may not pay any additional premiums on the Policy for several years in order for the Policy to continue to qualify as a life insurance Policy as defined in federal tax laws and regulations. At the time the Policy allows for the payment of additional premiums, we reserve the right to limit or refund any premium if:

     o the amount is below our current minimum additional premium requirement;
     o the premium would increase the death benefit by more than the amount of the premium; or
     o accepting the premium would disqualify the Policy as a life insurance Policy as defined in federal tax laws and regulations.

     You may pay premiums by any method we deem acceptable. We will treat any payment you make as a loan repayment unless you clearly mark it as a premium payment.

ALLOCATING PREMIUMS

     When you apply for a Policy, you must instruct us to allocate your premium to one or more subaccounts of the separate account and to the fixed account options according to the following rules:

     o    allocation percentages must be in whole numbers;
     o if you select the fixed DCA account, you must put your entire initial premium into the fixed DCA account at the time of your application; and
     o if you select standard dollar cost averaging, you must put at least $5,000 into the WRL J.P. Morgan Money Market subaccount.

     Generally, we will not allow you to pay additional premiums except in certain limited circumstances. If we do allow you to pay additional premiums, you may change the allocation instructions for such additional premium payments without charge by writing us or calling us at 1-800-851-9777. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. In the future, we may decide that the minimum amount you can allocate to a particular subaccount is 1.0% of each premium payment (currently not required).

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values, p. 29. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should review periodically how your cash value is allocated among the subaccounts and the fixed account options because market conditions and your overall financial objectives may change.

     REALLOCATION ACCOUNT. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial premium on the Policy date to the reallocation account. While held in the reallocation account, your premium will earn interest at the current rates for the standard fixed account. The premium will remain in the reallocation account for the number of days in your state's free look period plus five days. This is the reallocation date. Please contact your agent for details concerning the free look period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the subaccounts and fixed account options you selected on the application. If you requested either fixed DCA or standard dollar cost averaging, we will reallocate the cash value to either the fixed DCA account or the WRL J.P. Morgan Money Market subaccount respectively, on the reallocation date.

     For states which do not require full refund of the initial premium, the reallocation date is the same as the Policy date and we will allocate your initial premium on the Policy date to the subaccounts and the fixed account options in accordance with the instructions you gave us on your application.

POLICY VALUES
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 CASH VALUE     o  serves as the starting point for calculating values under a
                   Policy.
                o  equals the sum of all values in each subaccount and the fixed account options.
                o  is determined on the Policy date and on each valuation
                   date.
                o  has no guaranteed minimum amount and may be more or
                   less than premiums paid.

NET SURRENDER VALUE

     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request.

 NET SURRENDER      o  the cash value as of such date; MINUS
 VALUE ON ANY       o  any surrender charge as of such date; MINUS
 VALUATION DATE     o  any outstanding Policy loan(s); MINUS
 EQUALS:            o  any interest you owe on any Policy loan(s).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF     o  the initial units purchased at unit value on the Policy date;
 UNITS IN ANY         PLUS
 SUBACCOUNT ON     o  units purchased with additional premium(s); PLUS
 ANY VALUATION     o  units purchased via transfers from another subaccount or
 DATE EQUALS:         the fixed account; MINUS
                   o  units redeemed to pay for monthly deductions; MINUS
                   o  units redeemed to pay for partial withdrawals; MINUS
                   o  units redeemed as part of a transfer to another subaccount or the fixed account.

     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the unit value for that subaccount at the end of the valuation period.

SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE        o  the total value of the portfolio shares held in the
 OF ANY                   subaccount, determined by multiplying the number of
 SUBACCOUNT AT            portfolio shares owned by the subaccount by the
 THE END OF A             portfolio's net asset value per share determined at the end
 VALUATION                of the valuation period; MINUS
 PERIOD                o  a charge equal to the daily net assets of the subaccount
 IS CALCULATED AS:        multiplied by the daily equivalent of the daily charge;
                          MINUS
                       o  the accrued amount of reserve for any taxes or other
                          economic burden resulting from applying tax laws that we
                          determine to be properly attributable to the subaccount;
                          AND THE RESULT DIVIDED BY
                       o  the number of outstanding units in the subaccount.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     On the Policy date, the fixed account value is equal to the premiums allocated to the fixed account, minus the portion of the first monthly deduction taken from the fixed account.

 THE FIXED ACCOUNT       o  the premium(s) allocated to the fixed account; PLUS
 VALUE AT THE END OF     o  any amounts transferred from a subaccount to the fixed
 ANY VALUATION              account; PLUS
 PERIOD IS EQUAL TO:     o  total interest credited to the fixed account; MINUS
                         o  amounts charged to pay for monthly deductions; MINUS
                         o  amounts withdrawn from the fixed account to pay for
                            partial withdrawals; MINUS
                         o  amounts transferred from the fixed account to a
                            subaccount.

TRANSFERS
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GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:


     /check mark/   You may make an unlimited number of transfers in a Policy
                    year.
     /check mark/   You may make one transfer from the fixed account per Policy year.
     /check mark/   You may request transfers in writing (in a form we accept), by fax or by telephone.
     /check mark/   There is no minimum amount that must be transferred.
     /check mark/   There is no minimum amount that must remain in a subaccount after a transfer.
     /check mark/   We deduct a $10 charge from the amount transferred for the
                    13th and each additional transfer in a Policy year.
     /check mark/   We consider all transfers made in any one day to be a single transfer.
     /check mark/   Transfers resulting from loans, conversion rights, standard and fixed dollar cost averaging, asset rebalancing, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.

     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from the WRL J.P. Morgan Money Market portfolio, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.

     Your Policy as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-851-9777 or fax your instructions to 727-299-1667.

     Please note the following regarding telephone or fax transfers:

     -> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     -> We will employ reasonable procedures to confirm that telephone instructions are genuine.
     -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
     ->    We may also require written confirmation of your request.
     -> If you do not want the ability to make telephone transfers, you should notify us in writing.
     -> Telephone or fax requests must be received before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
     -> We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.
     ->    We may discontinue this option at any time.

     We will process any transfer request we receive before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

STANDARD FIXED ACCOUNT TRANSFERS

     You may make one transfer per Policy year from the standard fixed account unless you select standard dollar cost averaging from the standard fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer on the date we receive the written request. The maximum amount you may transfer is the greater of:

     ->    25% of the amount in the standard fixed account; or
     -> the amount you transferred from the standard fixed account in the immediately prior Policy year (excluding transfers from the fixed DCA account).

CONVERSION RIGHTS

     If within two years of your Policy date, you transfer all of your subaccount values to the standard fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.

STANDARD DOLLAR COST AVERAGING

     Standard dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when they are high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.

     Under standard dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount to one or more subaccounts that you choose. At the beginning of dollar cost averaging, you must choose the time period (12, 24 or 36 months) over which the entire amount will be transferred in equal monthly installments. We will make the transfers monthly as of the end of the valuation date starting on the first Monthiversary after the Policy date or reallocation date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.

 TO START STANDARD DOLLAR     ->  you must submit a completed form to us requesting
 COST AVERAGING:                  standard dollar cost averaging;
                              ->  you must have at least $5,000 in the WRL J.P. Morgan
                                  Money Market subaccount;
                              ->  the monthly amount transferred will be determined by
                                  dividing the total amount to be transferred by the number
                                  of months in the period chosen (12, 24 or 36 months);
                                  and
                              ->  interest accrued on the cash value in the WRL J.P.
                                  Morgan Money Market subaccount during the term of
                                  dollar cost averaging will be tranferred in the last month of the standard dollar cost averaging term.

You may request standard dollar cost averaging to begin at any time, except that you cannot begin standard dollar cost averaging if you have an active fixed DCA account. There is no charge for standard dollar cost averaging. Transfers under standard dollar cost averaging do NOT count as transfers for purposes of the transfer charge.

 STANDARD DOLLAR COST     ->  we receive your request to cancel your participation;
 AVERAGING WILL           ->  the value in the WRL J.P. Morgan Money Market
 TERMINATE IF:                subaccount is depleted;
                          ->  you elect to participate in the asset rebalancing program;
                              OR
                          ->  you elect to participate in any asset allocation services provided by a third party.

     We may modify, suspend, or discontinue standard dollar cost averaging at any time.

FIXED DCA ACCOUNT

     To be eligible for fixed dollar cost averaging, you must elect the fixed DCA account on your application and put your entire initial premium into the fixed DCA account. Money you place in the fixed DCA account will earn interest at rates we declare from time to time. Money will be transferred out of the fixed DCA account in six equal monthly installments with the first transfer starting on the first Monthiversary after the Policy date or reallocation date. Interest accrued on the initial premium will be transferred in the last month of the fixed DCA account term. Money in the fixed DCA account may be transferred entirely to other subaccounts or the standard fixed account after one month.

     There is no charge for participating in the fixed DCA account. Transfers from the fixed DCA account do NOT count as transfers for purposes of the transfer charge.

     We reserve the right to stop offering the fixed DCA account at any time for any reason. We may offer a higher 30-day interest rate guaranteed for one month. If you exercise your free look right and you reside in a state which requires us to return your premium, then we will return your full initial premium, but without any interest. But if you reside in a state which requires us to return cash value, then we will treat your initial premium as if it had been allocated to the standard fixed account.

 FIXED DOLLAR COST          o  we receive written notice from you instructing us to cancel
 AVERAGING WILL END IF:        the program;
                            o  you elect to participate in the asset rebalancing program;
                               or
                            o  you elect to participate in any asset allocation services provided by a third party.

ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the standard fixed account, the standard dollar cost averaging program and the fixed DCA account are not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

     To start asset rebalancing, you must submit a completed asset rebalancing request form to us before the maturity date. There is no charge for the asset rebalancing program. Reallocations under the asset rebalancing program do NOT count as transfers for purposes of the transfer charge.

 ASSET REBALANCING     ->  you elect to participate in the fixed DCA account;
 WILL CEASE IF:        ->  you elect to participate in the standard dollar cost
                           averaging program;
                       ->  we receive your request to discontinue participation;
                       ->  you make ANY transfer to or from any subaccount other
                           than under a scheduled rebalancing; or
                       ->  you elect to participate in any asset allocation services provided by a third party.

     You may start and stop participating in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
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     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the service and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.

 SERVICES AND           o    the death benefit, cash and loan benefits;
 BENEFITS WE            o    investment options, including premium allocations;
 PROVIDE:               o    administration of elective options;
                        o    the distribution of reports to owners.

 COSTS AND              o    costs associated with processing and underwriting
 EXPENSES WE INCUR:          applications;
                        o    expenses of issuing and administering the Policy
                             (including any Policy riders);
                        o    overhead and other expenses for providing services and
                             benefits, sales and marketing expenses; and
                        o    other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting
                             transactions, and paying federal, state and local premium
                             and other taxes and fees.

 RISKS WE ASSUME:       o    that the charges we deduct may be insufficient to meet our actual claims because insureds die sooner than we
                             estimate; and
                        o    that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to
                             deduct.

PREMIUM DEDUCTIONS

     We deduct no charges from premiums before allocating the premiums to the separate account and the fixed account options according to your instructions.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We subtract any outstanding loan amount from the cash value before calculating the charge. We deduct this charge from your Policy's value in each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (I.E., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction can vary monthly, the monthly deduction will also vary.

 THE MONTHLY DEDUCTION IS     o    the monthly Policy charge based on your Policy's separate
 EQUAL TO:                         account assets; PLUS
                              o    the monthly Policy charge based on your Policy's fixed
                                   account assets; PLUS
                              o    the monthly cost of insurance charge for the Policy, if any;
                                   PLUS
                              o    the monthly charge for any benefits provided by riders
                                   attached to the Policy (currently, only the Guaranteed
                                   Minimum Death Benefit rider).
                                   Monthly Policy Charge:
                                   o    Based on your POLICY'S SEPARATE ACCOUNT assets, this
                                        charge is equal to:
                                        ->    the separate account monthly deduction charge
                                              (see table below) divided by 12; MULTIPLIED BY
                                        ->    the sum of the Policy's subaccount values on
                                              the Monthiversary.
                                   o    Based on your POLICY'S FIXED ACCOUNT assets, this
                                        charge is equal to:
                                        ->    the fixed account monthly deduction charge
                                              (see table below) divided by 12; MULTIPLIED BY
                                        ->    the fixed account value on the Monthiversary,
                                              minus any outstanding Policy loan(s).
                                   o    This charge compensates us for administrative
                                        expenses such as recordkeeping, processing death
                                        benefit claims and Policy changes, mortality
                                        expenses and overhead costs.
                                   o    This charge varies for each Policy based on the
                                        Policy year, gender, and whether the Policy is issued
                                        on a single life or a joint and last survivor basis.

 DAILY CHARGE                 o    On each valuation date, we deduct a daily charge at the
                                   annual rate of 0.50% from your Policy's assets in the
                                   subaccounts as part of the calculation of the unit value for each subaccount.
                              o    This charge compensates us for certain mortality and
                                   expense risks we assume.

     The monthly Policy charge and the daily charge for single life and Joint Policies are as follows:

SINGLE LIFE POLICY                                MALE/UNISEX                     FEMALE
                                          POLICY YEARS   POLICY YEARS   POLICY YEARS   POLICY YEARS
                                              1-10            11+           1-10           11+
 SEPARATE ACCOUNT   DAILY CHARGE
 CHARGES            (from unit value)          .50%           .50%           .50%           .50%
 (annual rate)
                    MONTHLY
                    POLICY CHARGE
                    (as a % of separate
                    account assets)           2.00%          1.00%          1.85%           .85%
                    TOTAL                     2.50%          1.50%          2.35%          1.35%

 FIXED ACCOUNT      MONTHLY
 CHARGES            POLICY CHARGE
 (annual rate)      (as a % of fixed
                    account assets)           2.00%          1.00%          1.85%           .85%
                    TOTAL                     2.00%          1.00%          1.85%           .85%

JOINT POLICY                                                         POLICY YEARS 1-10     POLICY YEARS 11+
 SEPARATE ACCOUNT CHARGES     DAILY CHARGE (from unit value)              .50%                 .50%
 (annual rate)
                              MONTHLY POLICY CHARGE (as                  1.50%                 .50%
                              a % of separate account assets)
                              TOTAL                                      2.00%                1.00%

 FIXED ACCOUNT CHARGES        MONTHLY POLICY CHARGE (as                  1.50%                 .50%
 (annual rate)                a % of fixed account assets)
                              TOTAL                                      1.50%                 .50%

     COST OF INSURANCE CHARGE. We reserve the right to assess a monthly cost of insurance charge based on the amount of risk for this Policy. The charge would depend on a number of variables (age, gender, rate class, specified amount, cash value) that would cause it to vary from Policy to Policy and from Monthiversary to Monthiversary. Currently, we do not assess this charge and we do not intend to assess this charge in the future, although we reserve the right to do so. Should we begin to assess this charge in the future, we will waive any surrender charge upon the surrender of this Policy. See Surrender Charge, p. 39.

     The GUARANTEED maximum monthly cost of insurance rates are based on the gender, age, plan of insurance, and risk class of the insured(s). These rates will not exceed those shown in your Policy's Table of Guaranteed Maximum Life Insurance Rates.

     We currently place insureds into standard (tobacco use) and select (non-tobacco use) rate classes. The GUARANTEED rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO

Tables"). Cost of insurance rates for an insured in a non-tobacco use class are less than or equal to rates for an insured of the same age and gender in a tobacco use class.

     The Policies are based on mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and rate class. We also offer Policies based on unisex mortality tables if required by state law.

SURRENDER CHARGE

     If you surrender your Policy during the first nine years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. The payment you receive is called the net surrender value. The surrender charge is 9.75% of the initial premium if you surrender your Policy before the end of the first Policy year and then declines gradually to 0% after the ninth Policy year. The rate at which the surrender charge declines depends on the insured's (or joint insureds') age, gender and whether you have purchased a single life or a Joint Policy. See Appendix C, Surrender Charge Table, for a schedule of the surrender charges by age, year, gender and Policy type.

     If we begin to assess a cost of insurance charge on Policies as noted above, we will waive all future surrender charges.

 TRANSFER CHARGE         o    We currently allow you to make 12 transfers each year
                              free from charge.
                         o    We charge $10 for each additional transfer.
                         o    For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts
                              affected by the transfer, is considered a single transfer.
                         o    We deduct the transfer charge from the amount being
                              transferred.
                         o    Transfers due to loans, exercise of conversion rights, dollar cost averaging, asset rebalancing and transfers from the
                              fixed account do NOT count as transfers for purposes of
                              assessing this charge.
                         o    We will not increase this charge.

PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These charges currently range from 0.46% to 1.50%. See the Portfolio Annual Expense Table in this prospectus, and the fund prospectus.

 GUARANTEED MINIMUM      If you select the Guaranteed Minimum Death Benefit rider at
 DEATH BENEFIT RIDER     application, then we will deduct from your Policy's cash value
 CHARGE                  (less any outstanding loan) a monthly charge on the Policy date and each Monthiversary thereafter. The monthly charge will be equal to:
                         o    0.02% MULTIPLIED BY the sum of your Policy's subaccount
                              values, if any, on the valuation date of each
                              Monthiversary; PLUS
                         o    0.02% MULTIPLIED BY your Policy's fixed account value on
                              the valuation date of each monthly deduction.

DEATH BENEFIT
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DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds on a Policy once we receive satisfactory proof of the insured's (or surviving insured's) death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured (or surviving insured) and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options, p. 42.

 DEATH BENEFIT           o    the death benefit (described below); MINUS
 PROCEEDS EQUAL:         o    any past due monthly deductions if the insured (or
                              surviving insured) dies during the grace period (see Policy
                              Lapse and Reinstatement, p. 46); MINUS
                         o    any outstanding Policy loan on the date of death; MINUS
                         o    any interest you owe on Policy loan(s).

     If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's (or surviving insured's) death to the date we make payment.

     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's (or joint insured's) age or gender. See Our Right to Contest the Policy; and Misstatement of Age or Gender,
p. 50.

DEATH BENEFIT

     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured (or surviving insured) dies.

 THE DEATH BENEFIT      o    the current specified amount; or
 IS THE GREATER OF:     o    the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the specified percentage, called the "limitation percentage,"
                             shown below.

     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured (or younger joint insured) at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

                    AGE
           (YOUNGER INSURED,
           IF JOINT POLICY)           LIMITATION PERCENTAGE
              40 and under                    250%
                41 to 45     250% minus 7% for each age over age 40
                46 to 50     215% minus 6% for each age over age 45
                51 to 55     185% minus 7% for each age over age 50
                56 to 60     150% minus 4% for each age over age 55
                61 to 65     130% minus 2% for each age over age 60
                66 to 70     120% minus 1% for each age over age 65
                71 to 75     115% minus 2% for each age over age 70
                76 to 90                      105%
                91 to 94     105% minus 1% for each age over age 90
              95 and above                    100%

EFFECTS OF PARTIAL WITHDRAWALS ON THE DEATH BENEFIT

     A partial withdrawal will reduce the specified amount by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium. For an example, see Partial Withdrawals, p. 42.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

     If you purchase the Guaranteed Minimum Death Benefit rider at the time you apply for the Policy and the rider is in effect upon the insured's (or surviving insured's) date of death, we guarantee to provide a death benefit as follows:

     -> If the net surrender value on any Monthiversary is not sufficient to cover the monthly Policy charge on such day, then coverage will be provided as indicated below, and no grace period will begin, so long as no Policy loans have been taken under the Policy;

     -> If a death benefit is payable under the provisions of this rider, then Western Reserve guarantees to provide a death benefit as follows:

          o During the first 15 Policy years, or before the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit we will pay is the amount described under Death Benefit above;

          o After the first 15 Policy years, or on or after the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit we will pay is the initial premium, reduced, on a dollar-for-dollar basis, by any partial withdrawals.

          o However, in no event will the minimum death benefit ever be less than $1,000.

 THE GUARANTEED              o    the date the Policy terminates;
 MINIMUM DEATH BENEFIT       o    the date any Policy loan is taken; or
 RIDER WILL TERMINATE ON     o    the Monthiversary on which this rider is terminated by
 THE EARLIEST OF:                 written request from the owner.


     This rider may only be purchased at the time you purchase the Policy. There is also a charge for this rider. See Guaranteed Minimum Death Benefit Rider Charge, p. 40.

CHANGING THE SPECIFIED AMOUNT

     You may not increase or decrease the specified amount on your Policy. However, a partial withdrawal will reduce the specified amount. If you need a higher specified amount, you must apply for a second policy.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS
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SURRENDERS

     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request. The insured (or surviving insured) must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first nine Policy years. See Surrender Charge, p. 39. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days unless you request other arrangements. A surrender may have tax consequences. See Federal Income Tax Considerations, p. 47.

PARTIAL WITHDRAWALS

     After the first Policy year, you may request a partial withdrawal of a portion of your cash value subject to certain conditions.

 PARTIAL         ->  You must make your partial withdrawal request to us in
 WITHDRAWAL          writing.
 CONDITIONS:     ->  We will only allow one partial withdrawal during a
                     12-month period.
                 ->  The most you can request is the Policy's earnings. We
                     calculate earnings as the cash value MINUS total outstanding loans, MINUS any interest you owe on the Policy loans, and MINUS total premiums paid.
                 ->  You may not take a partial withdrawal if it will reduce the specified amount below $1,000.
                 ->  You can specify the subaccount(s) and the standard fixed account from which to make the withdrawal. Otherwise we will deduct the amount from the Policy's value in the subaccounts and the standard fixed account in accordance with the current allocation instructions.
                 ->  We generally will pay a partial withdrawal request within seven days following the valuation date we receive the request.
                 ->  There is no charge for taking a partial withdrawal.
                 ->  A partial withdrawal may have tax consequences. See
                     Federal Income Tax Considerations, p. 47.

     A partial withdrawal will reduce the cash value (and the initial premium payable under the Guaranteed Minimum Death Benefit rider) by the amount of the partial withdrawal and will reduce the specified amount by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium. A partial withdrawal will also reduce the specified amount payable under the Guaranteed Minimum Death Benefit rider by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium.

     An example of a partial withdrawal's effect on the specified amount is shown below.

     EXAMPLE: A Policy with a specified amount of $200,000 on a male standard (age 35) has a guideline single premium of $48,920. The ratio of the initial specified amount to the initial premium is 4.09 (I.E., 200,000 divided by 48,920). If a $19,000 partial withdrawal is taken after the first Policy year, the specified amount will be reduced by $77,710 (I.E., 4.09 multiplied by $19,000).

LOANS
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GENERAL

     After the Policy date (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. Taking a loan will terminate the

Guaranteed Minimum Death Benefit rider, if any. See Guaranteed Minimum Death Benefit Rider, p. 41. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations, p. 47.

 POLICY LOANS ARE       o    you must borrow at least $500; and
 SUBJECT TO CERTAIN     o    the maximum amount you may borrow is 90% of the cash
 CONDITIONS:                 value, less any surrender charge and any outstanding loan
                             amount.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make, p. 51.

     You may request a loan by telephone by calling us at 1-800-851-9777. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY AS LOAN REPAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS PREMIUM PAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the standard fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the standard fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are NOT treated as transfers in calculating the transfer charge. We reserve the right to require the transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     The annual interest rate you may pay on a Policy loan is 6.0% and is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

     We will credit the amount in the loan reserve with interest at an effective annual rate of 3.0%. We may credit a higher rate, but we are not obligated to do so.

PREFERRED LOANS

     At any time after the Policy date, you may borrow against the Policy up to an amount that is equal to the cash value MINUS total premiums paid, LESS any outstanding loan amounts (including any interest owed on the Policy loan(s)). Such a loan is called a preferred loan. We will charge interest on a preferred loan at an annual rate of 3.0%, payable in arrears. THIS RATE IS NOT GUARANTEED. Any existing loan, other than a preferred loan, is not eligible for a preferred loan rate. Amounts in the loan reserve securing preferred loans accrue interest at the same 3.0% annual rate as other loans. Consult a tax advisor before taking a preferred loan because such a loan may have adverse tax consequences. We reserve the right to modify or discontinue the preferred loan feature.

EFFECT OF POLICY LOANS

     A Policy loan affects the Policy because we reduce the death benefit proceeds and net surrender value under the Policy by the amount of any outstanding loan plus interest you owe on the loans. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account options. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account. Taking a Policy loan will cause a Guaranteed Minimum Death Benefit rider to terminate.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding (see Federal Income Tax Considerations, p. 47). You should consult a tax advisor before taking out a Policy loan.

     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

     We will accept 1035 Exchanges where the policy from another company has an outstanding policy loan of no more than 40% of the policy's cash value transferred to our Policy. We intend to treat these as preferred loan amounts.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

     Your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. A lapse might also occur if poor investment results cause a decrease in the net surrender value.

     The monthly deductions may exceed the net surrender value if:

     o    we begin to impose monthly cost of insurance charges; or
     o the sum of all outstanding Policy loans plus accrued loan interest exceeds the net surrender value.

     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and to any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

     Generally, you may not reinstate this Policy after it has lapsed. See Reinstatement below.

     If you purchase the Guaranteed Minimum Death Benefit rider, then no grace period will begin (and the Policy will not lapse) provided that there have been no Policy loans. See Guaranteed Minimum Death Benefit Rider, p. 41.

REINSTATEMENT

     You may not reinstate your Policy if it lapses unless you completed the Policy application and had your Policy delivered to you in a state which permits reinstatement. If so, then we will reinstate a lapsed Policy within five years from the date of lapse (and prior to the maturity date). To reinstate the Policy you must:

     o    submit a written application for reinstatement;
     o    provide evidence of insurability satisfactory to us;
     o    make a payment that is large enough to cover:

          ->   any monthly deductions due at the time of termination and upon reinstatement; plus
          ->   one monthly deduction in advance; plus
          ->   repayment of outstanding loans plus unpaid interest.

We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. The reinstatement date for your Policy will be the monthly anniversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
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     The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, it is reasonable to conclude that the Policy should satisfy the applicable Code requirements. Because of certain innovative features of the Policies and the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance Policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (E.G., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance policies. IN MOST SITUATIONS, THE POLICIES WILL BE CLASSIFIED AS MECS. There are, however, certain limited situations where a Policy may not be classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay annually without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     o All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     o Loans taken from or secured by (E.G., by assignment) such a Policy are treated as distributions and taxed accordingly.

     o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     TAX TREATMENT OF POLICY SPLIT. If you purchase a Joint Policy, the Policy Split Option permits you to split the Policy into two new individual life insurance policies upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. (See Policy Split Option, p. 25.) A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a Policy split would in all circumstances be treated as life insurance policies for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a Policy split.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Policy.

OTHER POLICY INFORMATION
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OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured (or joint insureds) in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime (or while both joint insureds are still alive) for two years from the Policy date, or if reinstated (if permitted by state law), for two years from the date of reinstatement. If you purchased a Joint Policy, at the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy's validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

SUICIDE EXCLUSION

     If the insured (or either joint insured) commits suicide, while sane or insane, within two years of the Policy date, then the Policy will terminate and our total liability, including the Guaranteed Minimum Death Benefit rider, is limited to an amount equal to the total premiums paid, less any loans and less any partial withdrawals. We will pay this amount to the beneficiary in one sum. If the Policy lapsed, we will measure the suicide period from the reinstatement date (if permitted by state law).

MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured (or either joint insured) was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the initial premium would have purchased based on the insured(s) correct age and gender.

MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you with notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

     If the insured (or either joint insured) is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's (or a joint insured's) 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

     We will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year.

     If you extend the maturity date on each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured (or a joint insured) are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     o the SEC permits, by an order, the postponement for the protection of policyowners; OR

     o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial withdrawals, or surrenders from the fixed account for up to six months.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

/check mark/  the current cash value              /check mark/   any activity since the last report
/check mark/  the current net surrender value     /check mark/   investment experience of each subaccount
/check mark/  the current death benefit           /check mark/   any other information required by law
/check mark/  any outstanding loans

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

     We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

     Your Policy will terminate on the earliest of:

  o     the maturity date;                     o     the end of the grace period; or
  o     the date the insured (or surviving     o     the date the Policy is
        insured) dies;                               surrendered.

IMSA
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     We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

PERFORMANCE DATA
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RATES OF RETURN

     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.

     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are actual average annual compounded rates of return for the periods ended on December 31, 1998.

     These rates of return do not reflect any charges that are deducted under the Policy or from the separate account (such as the daily charge, the monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE LOWER. These rates of return are not estimates, projections or guarantees of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1998

                                                                                                                      INCEPTION
FUND PORTFOLIO                                      INCEPTION     10 YEARS      5 YEARS      3 YEARS      1 YEAR        DATE
------------------------------------------------   -----------   ----------   ----------   ----------   ----------   ----------
WRL Alger Aggressive Growth ....................       23.54%       N/A          N/A          26.83%       48.69%      3/1/94
WRL VKAM Emerging Growth .......................       23.09%       N/A          21.95%       25.63%       37.33%      3/1/93
WRL Janus Growth ...............................       20.91%       22.61%       25.20%       31.63%       64.47%     10/2/86
WRL Janus Global ...............................       21.94%       N/A          19.46%       25.40%       30.01%     12/3/92
WRL AEGON Bond .................................        7.89%        9.14%        6.46%        6.12%        9.32%     10/2/86
WRL LKCM Strategic Total Return ................       14.12%       N/A          13.76%       15.39%        9.64%      3/1/93
WRL Federated Growth & Income ..................       11.78%       N/A          N/A          12.77%        3.05%      3/1/94
WRL J.P. Morgan Money Market ...................        5.03%        5.01%        4.87%        5.18%        5.26%     10/2/86
WRL Dean Asset Allocation ......................       14.80%       N/A          N/A          13.06%        8.33%      1/3/95
WRL GE U.S. Equity .............................       25.00%       N/A          N/A          N/A          22.87%      1/2/97
WRL Third Avenue Value .........................       -6.84%       N/A          N/A          N/A          -6.84%      1/2/98
WRL J.P. Morgan Real Estate Securities .........      -14.93%       N/A          N/A          N/A          N/A         5/1/98
WRL AEGON Balanced .............................        9.71%       N/A          N/A          11.51%        6.93%      3/1/94
WRL NWQ Value Equity ...........................       11.83%       N/A          N/A          N/A          -4.78%      5/1/96
WRL C.A.S.E. Growth ............................       15.01%       N/A          N/A          11.47%        2.47%      5/1/95
WRL GE/Scottish Equitable
  International Equity .........................       10.17%       N/A          N/A          N/A          12.85%      1/2/97
S&P 500 ........................................       17.86%       19.21%       24.06%       28.23%       28.58%     10/2/86

     Because WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap had not commenced operations as of December 31, 1998, the above chart does not reflect rates of return for these portfolios.

     Additional information regarding the investment performance of the portfolios appears in the attached fund prospectus.

HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED PORTFOLIO PERFORMANCE

     This section contains hypothetical illustrations of Policy values based on the adjusted historical experience of the portfolios. We started selling the Policies in 1999. The separate account and the fund commenced operations on October 2, 1986. The rates of return below show the adjusted actual investment experience of each portfolio for the periods shown. The illustrations of cash values and net surrender values below depict these Policy values as if you had purchased the Policy without the Guaranteed Minimum Death Benefit rider on the last valuation date prior to January 1, 1987. The illustrations are based on the historical investment experience of the portfolio indicated as of the last valuation date prior to January 1 of the year after the portfolio began operations. WE ASSUMED THE RATE OF RETURN FOR EACH PORTFOLIO IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE PORTFOLIO'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.

     In order to demonstrate how the actual investment experience of the portfolios could have affected the cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL INSURED COULD HAVE HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.

     The amounts we show for cash values and net surrender values take into account all charges and deductions from the Policy, the separate account, and the portfolios. For each portfolio, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a single life Policy for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, withdrawals, and loans would affect individual Policy benefits.

     For each portfolio, the illustrations below assume the Policy was purchased without the Guaranteed Minimum Death Benefit rider based on an initial premium of $30,000 and a specified amount of $147,487 for a male age 35, select, non-tobacco use, rate class.

     The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                          WRL ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $40,383       $40,157      $37,458      $37,232
1997* ...................................     43,501        43,063       40,651       40,213
1998* ...................................     52,714        51,973       49,939       49,198
1999* ...................................     76,445        75,134       73,745       72,434

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL VKAM EMERGING GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1995 ....................................    $27,106       $26,916      $24,181      $23,991
1996* ...................................     38,806        38,284       35,956       35,434
1997* ...................................     44,994        44,171       42,219       41,396
1998* ...................................     53,294        52,099       50,594       49,399
1999* ...................................     71,377        69,542       68,977       67,142

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Janus Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE             NET SURRENDER VALUE
                                            -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
-----------------------------------------   ----------   ------------   ----------   -----------
1988 ....................................    $ 32,449      $ 32,244      $ 29,524     $ 29,319
1989* ...................................      37,540        37,086        34,690       34,236
1990* ...................................      53,833        52,943        51,058       50,168
1991* ...................................      52,386        51,333        49,686       48,633
1992* ...................................      81,639        79,728        79,239       77,328
1993* ...................................      81,493        79,313        79,393       77,213
1994* ...................................      82,634        80,140        80,834       78,340
1995* ...................................      73,893        71,405        72,693       70,205
1996* ...................................     106,021       102,074       105,421      101,474
1997* ...................................     121,971       116,991       121,971      116,991
1998* ...................................     141,225       134,943       141,225      134,943
1999* ...................................     228,814       217,783       228,814      217,783

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Janus Global portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GLOBAL
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1994 ....................................    $39,512       $39,289      $36,587      $36,364
1995* ...................................     38,632        38,224       35,782       35,374
1996* ...................................     46,364        45,654       43,589       42,879
1997* ...................................     57,761        56,657       55,061       53,957
1998* ...................................     66,898        65,406       64,498       63,006
1999* ...................................     84,824        82,648       82,724       80,548

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL AEGON Bond portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                WRL AEGON BOND
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1988 ....................................    $27,603       $27,411      $24,678      $24,486
1989* ...................................     29,001        28,583       26,151       25,733
1990* ...................................     32,429        31,726       29,654       28,951
1991* ...................................     33,592        32,629       30,892       29,929
1992* ...................................     38,938        37,561       36,538       35,161
1993* ...................................     40,556        38,866       38,456       36,766
1994* ...................................     44,844        42,697       43,044       40,897
1995* ...................................     40,699        38,481       39,499       37,281
1996* ...................................     48,820        45,826       48,220       45,226
1997* ...................................     47,680        44,446       47,680       44,446
1998* ...................................     51,270        47,442       51,270       47,442
1999* ...................................     55,211        50,722       55,211       50,722

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                        WRL LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1995 ....................................    $29,103       $28,907      $26,178      $25,982
1996* ...................................     35,383        34,917       32,533       32,067
1997* ...................................     39,687        38,942       36,912       36,167
1998* ...................................     47,163        46,046       44,463       43,346
1999* ...................................     50,430        49,014       48,030       46,614

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Federated Growth & Income portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL FEDERATED GROWTH & INCOME
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $36,645       $36,429      $33,720      $33,504
1997* ...................................     39,899        39,460       37,049       36,610
1998* ...................................     48,506        47,754       45,731       44,979
1999* ...................................     48,747        47,792       46,047       45,092

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1988 ....................................    $30,593       $30,393      $27,668      $27,468
1989* ...................................     31,558        31,142       28,708       28,292
1990* ...................................     33,269        32,606       30,494       29,831
1991* ...................................     34,745        33,819       32,045       31,119
1992* ...................................     35,664        34,468       33,264       32,068
1993* ...................................     35,835        34,373       33,735       32,273
1994* ...................................     35,806        34,067       34,006       32,267
1995* ...................................     36,121        34,065       34,921       32,865
1996* ...................................     37,130        34,688       36,530       34,088
1997* ...................................     38,031        35,180       38,031       35,180
1998* ...................................     39,426        36,093       39,426       36,093
1999* ...................................     40,880        37,018       40,880       37,018

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Dean Asset Allocation portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL DEAN ASSET ALLOCATION
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $35,137       $34,924      $32,212      $31,999
1997* ...................................     39,210        38,765       36,360       35,915
1998* ...................................     44,586        43,866       41,811       41,091
1999* ...................................     47,107        46,135       44,407       43,435

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL GE U.S. Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL GE U.S. EQUITY
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1998 ....................................    $37,160       $36,942      $34,235      $34,017
1999* ...................................     44,531        44,060       41,681       41,210

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Third Avenue Value portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                            WRL THIRD AVENUE VALUE
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1999 ....................................    $27,256       $27,065      $24,331      $24,140

     The following example shows how the hypothetical net return of the WRL AEGON Balanced portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL AEGON BALANCED
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $35,051       $34,839      $32,126      $31,914
1997* ...................................     37,851        37,416       35,001       34,566
1998* ...................................     43,226        42,512       40,451       39,737
1999* ...................................     45,081        44,123       42,381       41,423

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL NWQ Value Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                             WRL NWQ VALUE EQUITY
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1998 ....................................    $36,583       $36,367      $33,658      $33,442
1999* ...................................     33,972        33,581       31,122       30,731

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL C.A.S.E. GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1997 ....................................    $34,378       $34,168      $31,453      $31,243
1998* ...................................     38,566        38,120       35,716       35,270
1999* ...................................     38,542        37,891       35,767       35,116

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL GE/Scottish Equitable International Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                 WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Select, Non-Tobacco Use Class)
              Both Current and Guaranteed Cost of Insurance Rates

                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
-----------------------------------------   ---------   ------------   ---------   -----------
1998 ....................................    $31,452       $31,250      $28,527      $28,325
1999* ...................................     34,618        34,181       31,768       31,331

* For each year shown, benefits and values reflect only single premium paid.

     Because the WRL J.P. Morgan Real Estate Securities portfolio did not commence operations until May 1, 1998 and the WRL Goldman Sachs Small Cap, WRL
T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap portfolios did not commence operations until May 1, 1999, there are no hypothetical illustrations for these portfolios.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

     o    other variable life issuers in general;
     o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G. FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);

          ->   Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales
               charges, redemption fees or certain expense deductions at the separate account level.
     o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
          ->   unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
     o    other types of investments, such as:
          ->   certificates of deposit;
          ->   savings accounts and U.S. Treasuries;
          ->   certain interest rate and inflation indices (E.G. the Consumer
               Price Index); or
          ->   indices measuring the performance of a defined group of
               securities recognized by investors as representing a particular segment of the securities markets (E.G. Donoghue Money Market
               Institutional Average, Lehman Brothers Corporate Bond Index, or
               Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the fund or its portfolios, or to their performance.

ADDITIONAL INFORMATION
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SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to Western Reserve agents or other registered representatives will be approximately 7.65% of the initial premium. In addition, certain production, persistency and managerial bonuses may be paid.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the

Policy have been passed upon by Thomas E. Pierpan, Vice President, Assistant Secretary and Associate General Counsel of Western Reserve.

LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us, or AFSG, or the separate account.

VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in this prospectus in order to comply with different state laws. These variations may include restrictions on Policy reinstatement, use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

YEAR 2000 READINESS DISCLOSURE

     We have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of the date of this prospectus, all of our mission-critical systems are Year 2000 compliant and ready. The Plan is continuing as scheduled, as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, Western Reserve has undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

     As of the date of this prospectus, we have identified and made available what we believe are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     Our actions under the Plan are intended to reduce significantly Western Reserve's risk of a material business interruption based on the Year 2000 issues. Resolving the Year 2000 computer problem is complex and multifaceted. We cannot know conclusively whether a response plan is successful until the Year 2000 arrives (or an earlier date if the systems or equipment address Year 2000 data prior to the Year 2000). In spite of its efforts or results, Western Reserve's ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control. See the fund prospectus for information on its preparation for Year 2000.

     This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C.
Section 1 (1998).

EXPERTS

     The financial statements of WRL Series Life Account as of December 31, 1998 and for the year then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.

     The statutory-basis financial statements and schedules of Western Reserve at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which is based in part on the report of PricewaterhouseCoopers LLP, independent accountants. The financial statements and schedules referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

     Our financial statements appear on the following pages. Our financial statements should be distinguished from the separate account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

     Our financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE

     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS

                                                                     PRINCIPAL OCCUPATION
 NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE     DURING PAST 5 YEARS
 John R. Kenney                    Chairman of the Board,            Chairman of the Board, and
 570 Carillon Parkway              Chief Executive Officer           President of WRL Series Fund,
 St. Petersburg, Florida 33716     and President                     Inc. (1993 - present); Chairman
                                                                     of the Board of IDEX Mutual
                                                                     Funds (1990 - present); Chair-
                                                                     man of the Board of WRL
                                                                     Investment Management, Inc.
                                                                     (1996 - present); and Chairman
                                                                     of the Board of WRL Investment
                                                                     Services, Inc. (1996 - present).

 Patrick S. Baird                  Director                          Executive Vice President (1995 -
 4333 Edgewood Road, NE                                              present), Chief Operating Officer
 Cedar Rapids, Iowa 52499                                            (1996 - present), Chief Financial
                                                                     Officer (1992 - 1995), Vice
                                                                     President and Chief Tax Officer
                                                                     (1984 - 1995) of AEGON USA,
                                                                     Inc.

 Jack E. Zimmerman                 Director                          Trustee, IDEX Mutual Funds
 507 St. Michel Circle                                               (1987 - present); retired from
 Kettering, Ohio 45429                                               Martin Marietta (1993).

 Lyman H. Treadway                 Director                          Retired Consultant.
 30195 Chagrin Blvd., Ste. 210N
 Cleveland, Ohio 44124

 James R. Walker                   Director                          Self-employed, Public
 3320 Office Park Dr.                                                Accountant (1996 - present);
 Dayton, Ohio 45439                                                  Partner, Walker-Davis C.P.A.'s,
                                                                     Dayton, Ohio (1990 - 1995).

The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).

                              PRINCIPAL OFFICERS

                                                             PRINCIPAL OCCUPATION
 NAME AND ADDRESS       POSITION WITH WESTERN RESERVE        DURING PAST 5 YEARS
 Alan M. Yaeger*        Executive Vice President,            Executive Vice President, WRL
                        Actuary and Chief                    Series Fund, Inc. (1993 -
                        Financial Officer                    present); Director of WRL
                                                             Investment Management, Inc.
                                                             (1996 - present); Director of
                                                             WRL Investment Services, Inc.
                                                             (1996 - present).

 William H. Geiger*     Senior Vice President, Secretary     Senior Vice President, Secretary,
                        and Corporate Counsel                Corporate Counsel, and Group
                                                             Vice President-Compliance (1998
                                                             - present); Senior Vice President,
                                                             Secretary, General Counsel and
                                                             Group Vice President-
                                                             Compliance (1996 - 1998),
                                                             Senior Vice President, Secretary,
                                                             and General Counsel (1990 -
                                                             1996) of Western Reserve;
                                                             Group Vice President-
                                                             Compliance and Corporate
                                                             Counsel (1996 - present) of
                                                             AUSA Life Insurance Company,
                                                             Bankers United Life Assurance
                                                             Company, Life Investors
                                                             Insurance Company of America,
                                                             Monumental Life Insurance
                                                             Company and Western Reserve
                                                             Life Insurance Company,
                                                             subsidiaries of AEGON USA,
                                                             Inc.; Assistant Secretary (1990 -
                                                             present), Vice President and
                                                             Assistant Secretary (1990 -
                                                             1997) of IDEX Mutual Funds;
                                                             and Assistant Secretary (1994 -
                                                             present) and Vice President and
                                                             Assistant Secretary (1994 -
                                                             1997) of WRL Series Fund, Inc.

 Allan J. Hamilton*     Vice President, Treasurer            Vice President and Controller
                        and Controller                       (1987 - present), Treasurer (1997
                                                             - present) of Western Reserve;
                                                             Treasurer and Chief Financial
                                                             Officer of WRL Series Fund, Inc.
                                                             (1997 - present).

* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $10 million covering all of the employees of

AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG Securities Corporation to a limit of $10 million.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve and its affiliates, AUSA Life Insurance Company, Inc. and PFL Life Insurance Company, as well as for other purposes permitted by law. The separate account is registered with the SEC as an unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A -- ILLUSTRATIONS
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     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the single premium was paid and the return on the assets in the subaccounts was a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate Policy values that would result based on assumptions that you pay the initial premium indicated and you do not take any partial withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 70 on a Policy for an insured who is a 35 year old male in the select, non-tobacco use rate class, initial premium of $30,000 and a $147,487 initial specified amount and the Policy's death benefit without the Guaranteed Minimum Death Benefit rider. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates. The illustration on page 71 is based on the same factors as those on page 70, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates.

     We based the illustration on page 72 on a Policy for joint insureds who are a 55 year old male and a 55 year old female in the select, non-tobacco use rate class, initial premium of $30,000, a $109,579 initial specified amount and the Policy's death benefit without the Guaranteed Minimum Death Benefit rider. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates. The illustration on page 73 is based on the same factors as those on page 72, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates.

     For the CURRENT cost of insurance illustrations, we do not currently assess any additional cost of insurance charge and we do not intend to assess this charge in the future, although we reserve the right to do so. For the GUARANTEED cost of insurance illustrations, this cost of insurance charge deduction is based on the 1980 Commissioners Standard Ordinary Mortality Table of rates.

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.50% of the average net assets of the subaccounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.94% of the portfolios' average daily net assets; and (3) all applicable cash value charges using the current monthly Policy charge. The 0.94% average portfolio expense level assumes an equal allocation of amounts among the 23 subaccounts. It is based on an average 0.80% investment advisory fee and estimated 1999 average normal operating expenses of 0.14% for each of the portfolios in operation during 1998. We used actual annual audited expenses incurred during 1998 for the following portfolios to calculate the average annual expense level: WRL J.P. Morgan Money Market (0.46%), WRL AEGON Bond (0.54%), WRL Janus Growth (0.83%), WRL LKCM Strategic Total Return (0.86%), WRL VKAM Emerging Growth (0.89%), WRL Janus Global (0.95%), WRL Alger Aggressive Growth (0.91%), WRL AEGON Balanced (0.91%), WRL Federated Growth & Income (0.90%), WRL C.A.S.E. Growth (1.00%), WRL Dean Asset Allocation (0.86%), WRL

NWQ Value Equity (0.89%), WRL GE/Scottish Equitable International Equity (1.50%), WRL GE U.S. Equity (1.05%), WRL Third Avenue Value (1.00%), and WRL J.P. Morgan Real Estate Securities (1.00%). Because the portfolios of WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap had not commenced operations as of December 31, 1998, the estimated average annual portfolio expense level reflects estimated expenses for each of these portfolios at 1.00% for 1999.

     During 1998, WRL Management undertook to pay normal operating expenses of certain portfolios that exceeded a certain stated percentage of those portfolios' average daily net assets. See the Portfolio Annual Expense Table on page 13 for each portfolio's expense limitation. In 1998, WRL Management reimbursed WRL J.P. Morgan Real Estate Securities in the amount of $28,275, WRL Third Avenue Value in the amount of $14,229 and WRL GE/Scottish Equitable International Equity in the amount of $127,763. Without such reimbursements, the total annual expenses during 1998 for WRL J.P. Morgan Real Estate Securities, WRL Third Avenue Value and WRL GE/Scottish Equitable International Equity would have been 3.34%, 1.13% and 1.96%, respectively. WRL Management has undertaken until at least April 30, 2000 to pay expenses to the extent normal total operating expenses of certain portfolios of the fund exceed a stated percentage of the portfolio's average daily net assets.

     Taking into account the monthly Policy charge, the daily charge and the assumed average portfolio expense levels, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates as described in the chart below for a Policy assuming CURRENT cost of insurance charges. For a Policy assuming GUARANTEED cost of insurance charges, the net annual investment return rates will be further reduced.

GROSS RATES OF RETURN               0%                   6%                   12%
-------------------------   -------------------   -----------------   --------------------
                                    EQUIVALENT NET ANNUAL INVESTMENT RETURN RATES
                            --------------------------------------------------------------
                              1-10        11+       1-10      11+       1-10        11+
               For Years:   --------   --------   -------   -------   -------   ----------
SINGLE LIFE:
 - Male/Unisex ..... ....   -3.39%     -2.42%     2.49%     3.52%     8.37%         9.46%
 - Female .......... ....   -3.25%     -2.27%     2.64%     3.67%     8.53%         9.62%
                            -----      -----      ----      ----      ----          ----
JOINT LIFE ..............   -2.91%     -1.93%     3.00%     4.04%     8.91%        10.01%
                            -----      -----      ----      ----      ----         -----

     The hypothetical returns shown in the tables are without any tax charges that may be attributable to the separate account, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.

     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

Initial Specified Amount $147,487     Select, Non-Tobacco Use Class
Initial Premium $30,000               Death Benefit Without Rider
            Using Current Cost of Insurance Rates

                                     DEATH BENEFIT
END OF       PREMIUMS         ASSUMING HYPOTHETICAL GROSS*
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500     147,487     147,487        147,487
2              33,075     147,487     147,487        147,487
3              34,729     147,487     147,487        147,487
4              36,465     147,487     147,487        147,487
5              38,288     147,487     147,487        147,487
6              40,203     147,487     147,487        147,487
7              42,213     147,487     147,487        147,487
8              44,324     147,487     147,487        147,487
9              46,540     147,487     147,487        147,487
10             48,867     147,487     147,487        148,773
15             62,368     147,487     147,487        201,127
20             79,599     147,487     147,487        259,778
25            101,591     147,487     147,487        348,397
30            129,658     147,487     147,487        498,421
35            165,480     147,487     147,487        744,664
40            211,200     147,487     147,487      1,079,326
45            269,550     147,487     147,487      1,664,273
50            344,022     147,487     160,646      2,615,116
55            439,069     147,487     190,974      4,109,200
60            560,376     147,487     218,378      6,210,918
65            715,197     147,487     257,035      9,662,751



END OF              CASH VALUE                        NET SURRENDER VALUE
POLICY     ASSUMING HYPOTHETICAL GROSS*          ASSUMING HYPOTHETICAL GROSS*
YEAR        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
           0%          6%           12%          0%          6%           12%
1        28,982      30,746        32,511      26,057      27,821        29,586
2        27,999      31,511        35,231      25,149      28,661        32,381
3        27,049      32,295        38,180      24,274      29,520        35,405
4        26,131      33,099        41,375      23,431      30,399        38,675
5        25,244      33,922        44,838      22,844      31,522        42,438
6        24,388      34,766        48,590      22,288      32,666        46,490
7        23,560      35,631        52,657      21,760      33,831        50,857
8        22,761      36,518        57,064      21,561      35,318        55,864
9        21,988      37,426        61,839      21,388      36,826        61,239
10       21,242      38,357        67,015      21,242      38,357        67,015
15       18,792      45,599       105,302      18,792      45,599       105,302
20       16,625      54,207       165,464      16,625      54,207       165,464
25       14,708      64,441       259,998      14,708      64,441       259,998
30       13,011      76,606       408,541      13,011      76,606       408,541
35       11,511      91,068       641,952      11,511      91,068       641,952
40       10,183     108,261     1,008,716      10,183     108,261     1,008,716
45        9,009     128,699     1,585,022       9,009     128,699     1,585,022
50        7,970     152,996     2,490,587       7,970     152,996     2,490,587
55        7,050     181,880     3,913,524       7,050     181,880     3,913,524
60        6,237     216,216     6,149,423       6,237     216,216     6,149,423
65        5,518     257,035     9,662,751       5,518     257,035     9,662,751

*For the equivalent net annual investment return rates, see p. 69.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

    Initial Specified Amount $147,487     Select, Non-Tobacco Use Class
    Initial Premium $30,000               Death Benefit Without Rider
                 Using Guaranteed Cost of Insurance Rates

                                     DEATH BENEFIT
END OF       PREMIUMS        ASSUMING HYPOTHETICAL GROSS**
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500      147,487     147,487       147,487
2              33,075      147,487     147,487       147,487
3              34,729      147,487     147,487       147,487
4              36,465      147,487     147,487       147,487
5              38,288      147,487     147,487       147,487
6              40,203      147,487     147,487       147,487
7              42,213      147,487     147,487       147,487
8              44,324      147,487     147,487       147,487
9              46,540      147,487     147,487       147,487
10             48,867      147,487     147,487       147,487
15             62,368      147,487     147,487       186,395
20             79,599      147,487     147,487       235,585
25            101,591      147,487     147,487       309,462
30            129,658            *     147,487       433,466
35            165,480            *     147,487       631,974
40            211,200            *     147,487       894,098
45            269,550            *           *     1,352,671
50            344,022            *           *     2,062,772
55            439,069            *           *     3,095,757
60            560,376            *           *     4,504,749
65            715,197            *           *     6,990,489

END OF                 CASH VALUE                                NET SURRENDER VALUE
POLICY       ASSUMING HYPOTHETICAL GROSS**                  ASSUMING HYPOTHETICAL GROSS**
YEAR          ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
              0%         6%           12%              0%                 6%                12%
1           28,782     30,541        32,300      25,857/dagger/     27,616/dagger/     29,375/dagger/
2           27,592     31,086        34,787      24,742/dagger/     28,236/dagger/     31,937/dagger/
3           26,427     31,631        37,472      23,652/dagger/     28,856/dagger/     34,697/dagger/
4           25,283     32,176        40,374      22,583/dagger/     29,476/dagger/     37,674/dagger/
5           24,159     32,719        43,509      21,759/dagger/     30,319/dagger/     41,109/dagger/
6           23,051     33,257        46,895      20,951/dagger/     31,157/dagger/     44,795/dagger/
7           21,955     33,798        50,556      20,155/dagger/     31,989/dagger/     48,756/dagger/
8           20,870     34,313        54,513      19,670/dagger/     33,113/dagger/     53,313/dagger/
9           19,793     34,829        58,794      19,193/dagger/     34,229/dagger/     58,194/dagger/
10          18,720     35,332        63,426      18,720             35,332             63,426
15          14,053     39,581        97,589      14,053             39,581             97,589
20           8,437     43,489       150,054       8,437             43,489            150,054
25             692     46,121       230,942         692             46,121            230,942
30               *     45,806       355,300           *             45,806            355,300
35               *     38,955       544,805           *             38,955            544,805
40               *     17,223       835,606           *             17,223            835,606
45               *          *     1,288,258           *                  *          1,288,258
50               *          *     1,964,545           *                  *          1,964,545
55               *          *     2,948,340           *                  *          2,948,340
60               *          *     4,460,148           *                  *          4,460,148
65               *          *     6,990,489           *                  *          6,990,489

/dagger/The net surrender value shown would in fact be equal to the cash value since, under the terms of the Policy, the surrender charge will be waived if a cost of insurance charge were to be deducted.

*In the absence of an additional payment, the Policy would lapse.

**For the equivalent net annual investment return rates, see p. 69.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                         MALE AND FEMALE ISSUE AGES 55

    Initial Specified Amount $109,579     Select, Non-Tobacco Use Class
    Initial Premium $30,000               Death Benefit Without Rider
                    Using Current Cost of Insurance Rates

                                     DEATH BENEFIT
END OF       PREMIUMS         ASSUMING HYPOTHETICAL GROSS*
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500     109,579      109,579       109,579
2              33,075     109,579      109,579       109,579
3              34,729     109,579      109,579       109,579
4              36,465     109,579      109,579       109,579
5              38,288     109,579      109,579       109,579
6              40,203     109,579      109,579       109,579
7              42,213     109,579      109,579       109,579
8              44,324     109,579      109,579       109,579
9              46,540     109,579      109,579       109,579
10             48,867     109,579      109,579       109,579
15             62,368     109,579      109,579       131,676
20             79,599     109,579      109,579       195,687
25            101,591     109,579      109,579       309,384
30            129,658     109,579      109,579       498,457
35            165,480     109,579      113,926       803,079
40            211,200     109,579      133,574     1,244,575
45            269,550     109,579      161,202     1,985,318

END OF                 CASH VALUE                        NET SURRENDER VALUE
POLICY     ASSUMING HYPOTHETICAL GROSS*          ASSUMING HYPOTHETICAL GROSS*
YEAR        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
           0%          6%           12%          0%          6%           12%
1        29,128      30,901        32,674      26,203      27,976        29,749
2        28,280      31,828        35,586      25,430      28,978        32,736
3        27,458      32,784        38,758      24,683      30,009        35,983
4        26,659      33,768        42,212      23,959      31,068        39,512
5        25,884      34,782        45,975      23,484      32,382        43,575
6        25,131      35,826        50,072      23,031      33,726        47,972
7        24,400      36,902        54,535      22,600      35,102        52,735
8        23,691      38,010        59,396      22,491      36,810        58,196
9        23,002      39,151        64,690      22,402      38,551        64,090
10       22,333      40,327        70,456      22,333      40,327        70,456
15       20,258      49,154       113,513      20,258      49,154       113,513
20       18,375      59,914       182,885      18,375      59,914       182,885
25       16,668      73,029       294,651      16,668      73,029       294,651
30       15,119      89,015       474,721      15,119      89,015       474,721
35       13,714     108,501       764,837      13,714     108,501       764,837
40       12,440     132,252     1,232,252      12,440     132,252     1,232,252
45       11,284     161,202     1,985,318      11,284     161,202     1,985,318

*For the equivalent net annual investment return rates, see p. 69.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                         MALE AND FEMALE ISSUE AGES 55

     Initial Specified Amount $109,579     Select, Non-Tobacco Use Class
     Initial Premium $30,000               Death Benefit Without Rider
                 Using Guaranteed Cost of Insurance Rates

                                     DEATH BENEFIT
END OF       PREMIUMS        ASSUMING HYPOTHETICAL GROSS**
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500      109,579     109,579       109,579
2              33,075      109,579     109,579       109,579
3              34,729      109,579     109,579       109,579
4              36,465      109,579     109,579       109,579
5              38,288      109,579     109,579       109,579
6              40,203      109,579     109,579       109,579
7              42,213      109,579     109,579       109,579
8              44,324      109,579     109,579       109,579
9              46,540      109,579     109,579       109,579
10             48,867      109,579     109,579       109,579
15             62,368      109,579     109,579       129,286
20             79,599      109,579     109,579       190,662
25            101,591            *     109,579       289,689
30            129,658            *     109,579       471,977
35            165,480            *           *       733,089
40            211,200            *           *     1,098,188
45            269,550            *           *     1,749,590


END OF                 CASH VALUE                                NET SURRENDER VALUE
POLICY       ASSUMING HYPOTHETICAL GROSS**                  ASSUMING HYPOTHETICAL GROSS**
YEAR          ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
              0%         6%           12%              0%                 6%                12%
1           29,123     30,897        32,670      26,198/dagger/     27,972/dagger/     29,745/dagger/
2           28,263     31,810        35,568      25,413/dagger/     28,960/dagger/     32,718/dagger/
3           27,415     32,740        38,713      24,640/dagger/     29,965/dagger/     35,938/dagger/
4           26,577     33,684        42,128      23,877/dagger/     30,984/dagger/     39,428/dagger/
5           25,745     34,641        45,833      23,345/dagger/     32,241/dagger/     43,433/dagger/
6           24,915     35,606        49,854      22,815/dagger/     33,506/dagger/     47,754/dagger/
7           24,081     36,578        54,219      22,281/dagger/     34,778/dagger/     52,419/dagger/
8           23,237     37,550        58,596      22,037/dagger/     36,350/dagger/     57,756/dagger/
9           22,372     38,516        64,099      21,772/dagger/     37,916/dagger/     63,499/dagger/
10          21,476     39,469        69,684      21,476             39,469             69,684
15          17,010     46,050       111,453      17,010             46,050            111,453
20           8,481     51,207       178,188       8,481             51,207            178,188
25               *     50,929       284,465           *             50,929            284,465
30               *     34,540       449,502           *             34,540            449,502
35               *          *       698,180           *                  *            698,180
40               *          *     1,087,315           *                  *          1,087,315
45               *          *     1,749,590           *                  *          1,749,590

/dagger/The net surrender value shown would in fact be equal to the cash value since, under the terms of the Policy, the surrender charge will be waived if a cost of insurance charge were to be deducted.

*In the absence of an additional payment, the Policy would lapse.

**For the equivalent net annual investment return rates, see p. 69.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

APPENDIX B -- WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1998. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 73-year period: investments of $1.00 in these assets would have grown to $2,350.89 and $5,116.65, respectively, by year-end 1998. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $44.18.

     The lowest-risk strategy over the past 73 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1998 period.

[GRAPH OMITTED]

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE

                            1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s**     1989-98
Large Company ............   19.2%      -0.1%      9.2%       19.4%      7.8%        5.9%       17.5%     17.9%       19.2%
Small Company ............   -4.5       1.4       20.7        16.9      15.5        11.5        15.8      13.6        13.2
Long-Term Corp. ..........   5.2        6.9        2.7        1.0        1.7         6.2        13.0      10.3        10.9
Long-Term Govt. ..........   5.0        4.9        3.2       -0.1        1.4         5.5        12.6      11.0        11.7
Inter-Term Govt. .........   4.2        4.6        1.8        1.3        3.5         7.0        11.9       8.3         8.7
Treasury Bills ...........   3.7        0.6        0.4        1.9        3.9         6.3         8.9       5.0         5.3
Inflation ................  -1.1       -2.0        5.4        2.2        2.5         7.4         5.1       3.0         3.1

----------------
 * Based on the period 1926-1929.
** Based on the period 1990-1998.

Used with permission. /copyright/1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX C
SURRENDER CHARGE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MALE (SINGLE LIFE)

                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
 0-74    9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  75     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     5.84%     4.00%     2.00%     0.00%
  76     9.75%     9.50%     9.25%     9.00%     8.00%     6.69%     5.49%     4.00%     2.00%     0.00%
  77     9.75%     9.50%     9.25%     9.00%     7.89%     6.30%     5.18%     4.00%     2.00%     0.00%
  78     9.75%     9.50%     9.25%     9.00%     7.44%     5.95%     4.89%     4.00%     2.00%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     7.03%     5.61%     4.62%     3.87%     2.00%     0.00%
  80     9.75%     9.50%     9.25%     8.65%     6.64%     5.31%     4.36%     3.66%     2.00%     0.00%
  81     9.75%     9.50%     9.25%     8.18%     6.28%     5.02%     4.12%     3.46%     2.00%     0.00%
  82     9.75%     9.50%     9.25%     7.74%     6.94%     4.75%     3.90%     3.26%     2.00%     0.00%
  83     9.75%     9.50%     9.25%     7.33%     5.62%     4.49%     3.68%     3.07%     2.00%     0.00%
  84     9.75%     9.50%     9.25%     6.94%     5.32%     4.24%     3.47%     2.88%     2.00%     0.00%
  85     9.75%     9.50%     9.15%     6.58%     5.03%     4.00%     3.25%     2.67%     2.00%     0.00%
  86     9.75%     9.50%     8.68%     6.22%     4.75%     3.75%     3.02%     2.46%     1.99%     0.00%
  87     9.75%     9.50%     8.21%     5.87%     4.46%     3.49%     2.78%     2.22%     1.76%     0.00%
  88     9.75%     9.50%     7.75%     5.52%     4.15%     3.21%     2.51%     1.96%     1.51%     0.00%
  89     9.75%     9.50%     7.28%     5.14%     3.82%     2.90%     2.22%     1.68%     1.25%     0.00%
  90     9.75%     9.50%     6.78%     4.72%     3.45%     2.56%     1.90%     1.39%     0.99%     0.00%

FEMALE (SINGLE LIFE)

                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
 0-78    9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     5.75%     4.00%     2.00%     0.00%
  80     9.75%     9.50%     9.25%     9.00%     8.00%     6.56%     5.32%     4.00%     2.00%     0.00%
  81     9.75%     9.50%     9.25%     9.00%     7.70%     6.08%     4.93%     4.00%     2.00%     0.00%
  82     9.75%     9.50%     9.25%     9.00%     7.14%     5.63%     4.56%     3.77%     2.00%     0.00%
  83     9.75%     9.50%     9.25%     8.75%     6.62%     5.22%     4.22%     3.47%     2.00%     0.00%
  84     9.75%     9.50%     9.25%     8.13%     6.15%     4.83%     3.89%     3.18%     2.00%     0.00%
  85     9.75%     9.50%     9.25%     7.55%     5.69%     4.46%     3.57%     2.90%     2.00%     0.00%
  86     9.75%     9.50%     9.25%     7.00%     5.26%     4.10%     3.26%     2.62%     2.00%     0.00%
  87     9.75%     9.50%     9.19%     6.48%     4.84%     3.75%     2.95%     2.33%     1.84%     0.00%
  88     9.75%     9.50%     8.51%     5.97%     4.43%     3.39%     2.63%     2.03%     1.55%     0.00%
  89     9.75%     9.50%     7.84%     5.46%     4.01%     3.02%     2.29%     1.72%     1.27%     0.00%
  90     9.75%     9.50%     7.18%     4.95%     3.58%     2.64%     1.94%     1.41%     1.01%     0.00%

JOINT AND LAST SURVIVOR PLAN: AGE IS BASED ON THE OLDER OF THE INSUREDS

                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
 0-74    9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  75     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  76     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  77     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  78     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  80     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  81     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  82     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  83     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  84     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  85     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  86     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  87     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  88     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  89     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  90     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%

We will apply the full amount of the surrender charge percentage listed in the Surrender Charge Table to surrenders that occur during the Policy year.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT:

Statement of Assets and Liabilities at March 31, 1999 (unaudited). Statement of Operations for the period ended March 31, 1999 (unaudited). Statement of Changes in Net Assets for the periods ended March 31, 1999 and December 31, 1998 (unaudited).
Financial Highlights for the period ended March 31, 1999, and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 (unaudited).
Notes to the Financial Statements (unaudited).

Report of Independent Accountants dated January 29, 1999.
Statement of Assets and Liabilities at December 31, 1998.
Statement of Operations for the year ended December 31, 1998.
Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997.
Financial Highlights for the years ended December 31, 1998, 1997, 1996, 1995 and 1994.
Notes to the Financial Statements.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Statutory-Basis Balance Sheet as of March 31, 1999 (unaudited). Statutory-Basis Statement of Operations for the three months ended March 31, 1999 (unaudited).
Statutory-Basis Statement of Changes in Capital and Surplus for the three months ended March 31, 1999 (unaudited).
Statutory-Basis Statement of Cash Flows for the three months ended March 31, 1999 (unaudited).
Notes to Statutory-Basis Financial Statements for the three months ended March 31, 1999 (unaudited).

Report of Independent Auditors dated February 19, 1999.
Statutory-Basis Balance Sheets at December 31, 1998 and 1997.
Statutory-Basis Statements of Operations for the years ended December 31, 1998, 1997 and 1996.
Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1998, 1997 and 1996.
Statutory-Basis Statements of Cash Flows for the years ended December 31, 1998, 1997and 1996.
Notes to Statutory-Basis Financial Statements.
Statutory-Basis Financial Statement Schedules.

STATEMENT OF ASSETS AND LIABILITIES
AT MARCH 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT VALUES) IN THOUSANDS
(UNAUDITED)

                                                             MONEY
                                                             MARKET           BOND          GROWTH
                                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................       34,643           2,221          13,545
                                                            =======         =======        ========
  Cost ...............................................      $34,643         $25,388        $444,200
                                                            =======         =======        ========
 Investment, at net asset value ......................      $34,643         $25,309        $950,951
 Transfers receivable from depositor .................            0             112              81
                                                            -------         -------        --------
  Total assets .......................................       34,643          25,421         951,032
                                                            -------         -------        --------
LIABILITIES:
 Accrued expenses ....................................            1               1              23
 Transfers payable to depositor ......................          413               0               0
                                                            -------         -------        --------
  Total liabilities ..................................          414               1              23
                                                            -------         -------        --------
  Net assets .........................................      $34,229         $25,420        $951,009
                                                            =======         =======        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $34,229         $25,420        $951,009
 Depositor's equity ..................................            0               0               0
                                                            -------         -------        --------
  Net assets applicable to units outstanding .........      $34,229         $25,420        $951,009
                                                            =======         =======        ========
 Policy Owners' units ................................        2,016           1,128           8,838
 Depositor's units ...................................            0               0               0
                                                            -------         -------        --------
  Units outstanding ..................................        2,016           1,128           8,838
                                                            =======         =======        ========
  Accumulation unit value ............................      $ 16.98         $ 22.55        $ 107.60
                                                            =======         =======        ========

                                                                            STRATEGIC       EMERGING
                                                             GLOBAL       TOTAL RETURN       GROWTH
                                                          SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................        10,137           5,991           9,998
                                                            ========        ========        ========
  Cost ...............................................      $197,731        $ 81,847        $186,771
                                                            ========        ========        ========
 Investment, at net asset value ......................      $258,693        $100,586        $307,394
 Transfers receivable from depositor .................             0               0               0
                                                            --------        --------        --------
  Total assets .......................................       258,693         100,586         307,394
                                                            --------        --------        --------
LIABILITIES:
 Accrued expenses ....................................             6               2               8
 Transfers payable to depositor ......................            25              67             631
                                                            --------        --------        --------
  Total liabilities ..................................            31              69             639
                                                            --------        --------        --------
  Net assets .........................................      $258,662        $100,517        $306,755
                                                            ========        ========        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $258,662        $100,517        $306,755
 Depositor's equity ..................................             0               0               0
                                                            --------        --------        --------
  Net assets applicable to units outstanding .........      $258,662        $100,517        $306,755
                                                            ========        ========        ========
 Policy Owners' units ................................        10,498           4,790           8,423
 Depositor's units ...................................             0               0               0
                                                            --------        --------        --------
  Units outstanding ..................................        10,498           4,790           8,423
                                                            ========        ========        ========
  Accumulation unit value ............................      $  24.64        $  20.98        $  36.42
                                                            ========        ========        ========

                                                           AGGRESSIVE                      GROWTH &
                                                             GROWTH         BALANCED        INCOME
                                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         8,258          1,246           1,331
                                                            ========        =======         =======
  Cost ...............................................      $136,560        $14,735         $16,536
                                                            ========        =======         =======
 Investment, at net asset value ......................      $210,085        $16,019         $15,034
 Transfers receivable from depositor .................         1,101              0               3
                                                            --------        -------         -------
  Total assets .......................................       211,186         16,019          15,037
                                                            --------        -------         -------
LIABILITIES:
 Accrued expenses ....................................             5              0               0
 Transfers payable to depositor ......................             0              3               0
                                                            --------        -------         -------
  Total liabilities ..................................             5              3               0
                                                            --------        -------         -------
  Net assets .........................................      $211,181        $16,016         $15,037
                                                            ========        =======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $211,181        $16,016         $15,037
 Depositor's equity ..................................             0              0               0
                                                            --------        -------         -------
  Net assets applicable to units outstanding .........      $211,181        $16,016         $15,037
                                                            ========        =======         =======
 Policy Owners' units ................................         7,000          1,043             996
 Depositor's units ...................................             0              0               0
                                                            --------        -------         -------
  Units outstanding ..................................         7,000          1,043             996
                                                            ========        =======         =======
  Accumulation unit value ............................      $  30.17        $ 15.36         $ 15.09
                                                            ========        =======         =======

                                                          TACTICAL ASSET
                                                            ALLOCATION
                                                            SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          2,998
                                                              =======
  Cost ...............................................        $39,233
                                                              =======
 Investment, at net asset value ......................        $39,380
 Transfers receivable from depositor .................              0
                                                              -------
  Total assets .......................................         39,380
                                                              -------
LIABILITIES:
 Accrued expenses ....................................              1
 Transfers payable to depositor ......................             40
                                                              -------
  Total liabilities ..................................             41
                                                              -------
  Net assets .........................................        $39,339
                                                              =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................        $39,339
 Depositor's equity ..................................              0
                                                              -------
  Net assets applicable to units outstanding .........        $39,339
                                                              =======
 Policy Owners' units ................................          2,394
 Depositor's units ...................................              0
                                                              -------
  Units outstanding ..................................          2,394
                                                              =======
  Accumulation unit value ............................        $ 16.43
                                                              =======

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
AT MARCH 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT VALUES) IN THOUSANDS
(UNAUDITED)

                                                             C.A.S.E.                  INTERNATIONAL         U.S.       THIRD AVENUE
                                                              GROWTH      VALUE EQUITY    EQUITY           EQUITY          VALUE
                                                           SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         1,423           1,990          533            1,170             312
                                                             =======         =======       ======          =======          ======
  Cost ...............................................       $20,167         $26,936       $6,257          $16,011          $2,980
                                                             =======         =======       ======          =======          ======
 Investment, at net asset value ......................       $21,093         $24,577       $6,450          $17,747          $2,628
 Transfers receivable from depositor .................             0               0            0               45               0
                                                             -------         -------       ------          -------          ------
  Total assets .......................................        21,093          24,577        6,450           17,792           2,628
                                                             -------         -------       ------          -------          ------
LIABILITIES:
 Accrued expenses ....................................             1               1            0                0               0
 Transfers payable to depositor ......................             0              17          230                0               2
                                                             -------         -------       ------          -------          ------
  Total liabilities ..................................             1              18          230                0               2
                                                             -------         -------       ------          -------          ------
  Net assets .........................................       $21,092         $24,559       $6,220          $17,792          $2,626
                                                             =======         =======       ======          =======          ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $21,092         $24,559       $6,220          $17,792          $2,459
 Depositor's equity ..................................             0               0            0                0             167
                                                             -------         -------       ------          -------          ------
  Net assets applicable to units outstanding .........       $21,092         $24,559       $6,220          $17,792          $2,626
                                                             =======         =======       ======          =======          ======
 Policy Owners' units ................................         1,481           1,835          522            1,105             294
 Depositor's units ...................................             0               0            0                0              20
                                                             -------         -------       ------          -------          ------
  Units outstanding ..................................         1,481           1,835          522            1,105             314
                                                             =======         =======       ======          =======          ======
  Accumulation unit value ............................       $ 14.25         $ 13.38       $11.92          $ 16.09          $ 8.35
                                                             =======         =======       ======          =======          ======

                                                          REAL ESTATE
                                                          SECURITIES
                                                          SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          66
                                                             =====
  Cost ...............................................       $ 603
                                                             =====
 Investment, at net asset value ......................       $ 541
 Transfers receivable from depositor .................           0
                                                             -----
  Total assets .......................................         541
                                                             -----
LIABILITIES:
 Accrued expenses ....................................           0
 Transfers payable to depositor ......................           0
                                                             -----
  Total liabilities ..................................           0
                                                             -----
  Net assets .........................................       $ 541
                                                             =====
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $ 216
 Depositor's equity ..................................         325
                                                             -----
  Net assets applicable to units outstanding .........       $ 541
                                                             =====
 Policy Owners' units ................................          27
 Depositor's units ...................................          40
                                                             -----
  Units outstanding ..................................          67
                                                             =====
  Accumulation unit value ............................       $8.12
                                                             =====

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                                                 MONEY
                                                                                 MARKET           BOND          GROWTH
                                                                              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................       $  337          $    0        $      0
 Capital gain distributions ..............................................            0               0               0
                                                                                 ------          ------        --------
  Total investment income ................................................          337               0               0

EXPENSES:
 Mortality and expense risk ..............................................           66              56           1,895
                                                                                 ------          ------        --------
  Net investment income (loss) ...........................................          271             (56)         (1,895)
                                                                                 ------          ------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................            0             167           5,428
  Change in unrealized appreciation (depreciation) .......................            0            (481)        132,715
                                                                                 ------          ------        --------
  Net gain (loss) on investment securities ...............................            0            (314)        138,143
                                                                                 ------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......       $  271          $ (370)       $136,248
                                                                                 ======          ======        ========

                                                                                                STRATEGIC       EMERGING
                                                                                 GLOBAL       TOTAL RETURN       GROWTH
                                                                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................      $     0          $    0        $      0
 Capital gain distributions ..............................................            0               0               0
                                                                                -------          ------        --------
  Total investment income ................................................            0               0               0

EXPENSES:
 Mortality and expense risk ..............................................          544             220             614
                                                                                -------          ------        --------
  Net investment income (loss) ...........................................         (544)           (220)           (614)
                                                                                -------          ------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................        1,018             609           2,964
  Change in unrealized appreciation (depreciation) .......................       17,080           1,719          34,927
                                                                                -------          ------        --------
  Net gain (loss) on investment securities ...............................       18,098           2,328          37,891
                                                                                -------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......      $17,554          $2,108        $ 37,277
                                                                                =======          ======        ========

                                                                               AGGRESSIVE
                                                                                 GROWTH         BALANCED      GROWTH & INCOME
                                                                              SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................      $     0          $    0        $      0
 Capital gain distributions ..............................................            0               0               0
                                                                                -------          ------        --------
  Total investment income ................................................            0               0               0

EXPENSES:
 Mortality and expense risk ..............................................          424              34              35
                                                                                -------          ------        --------
  Net investment income (loss) ...........................................         (424)            (34)            (35)
                                                                                -------          ------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................        1,797              90              18
  Change in unrealized appreciation (depreciation) .......................       22,540             293          (1,325)
                                                                                -------          ------        --------
  Net gain (loss) on investment securities ...............................       24,337             383          (1,307)
                                                                                -------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......      $23,913          $  349        $ (1,342)
                                                                                =======          ======        ========

                                                                           TACTICAL ASSET
                                                                             ALLOCATION
                                                                             SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................      $     0
 Capital gain distributions ..............................................            0
                                                                                -------
  Total investment income ................................................            0

EXPENSES:
 Mortality and expense risk ..............................................           88
                                                                                -------
  Net investment income (loss) ...........................................          (88)
                                                                                -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................          172
  Change in unrealized appreciation (depreciation) .......................         (826)
                                                                                -------
  Net gain (loss) on investment securities ...............................         (654)
                                                                                -------
   Net increase (decrease) in net assets resulting from operations .......      $  (742)
                                                                                =======

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                                              C.A.S.E.
                                                                               GROWTH       VALUE EQUITY
                                                                            SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................       $    0        $      0
 Capital gain distributions ..............................................            0               0
                                                                                 ------        --------
  Total investment income ................................................            0               0

EXPENSES:
 Mortality and expense risk ..............................................           44              55
                                                                                 ------        --------
  Net investment income (loss) ...........................................          (44)            (55)
                                                                                 ------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................           72              71
  Change in unrealized appreciation (depreciation) .......................        2,450             400
                                                                                 ------        --------
  Net gain (loss) on investment securities ...............................        2,522             471
                                                                                 ------        --------
   Net increase (decrease) in net assets resulting from operations .......       $2,478        $    416
                                                                                 ======        ========

                                                                              INTERNATIONAL         U.S.     THIRD AVENUE
                                                                                  EQUITY          EQUITY        VALUE
                                                                               SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................      $     0          $    0        $      0
 Capital gain distributions ..............................................            0               0               0
                                                                                -------          ------        --------
  Total investment income ................................................            0               0               0

EXPENSES:
 Mortality and expense risk ..............................................           14              35               6
                                                                                -------          ------        --------
  Net investment income (loss) ...........................................          (14)            (35)             (6)
                                                                                -------          ------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................          (64)            130             (35)
  Change in unrealized appreciation (depreciation) .......................           74             668            (249)
                                                                                -------          ------        --------
  Net gain (loss) on investment securities ...............................           10             798            (284)
                                                                                -------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......      $    (4)         $  763        $   (290)
                                                                                =======          ======        ========

                                                                           REAL ESTATE
                                                                            SECURITIES
                                                                            SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................    $     0
 Capital gain distributions ..............................................          0
                                                                              -------
  Total investment income ................................................          0

EXPENSES:
 Mortality and expense risk ..............................................          1
                                                                              -------
  Net investment income (loss) ...........................................         (1)
                                                                              -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment securities.......................        (38)
  Change in unrealized appreciation (depreciation) .......................         14
                                                                              -------
  Net gain (loss) on investment securities ...............................        (24)
                                                                              -------
   Net increase (decrease) in net assets resulting from operations .......    $   (25)
                                                                              =======

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                                               MONEY MARKET
                                                                                SUB-ACCOUNT
                                                                           March 31,  December 31,
                                                                         -------------------------
                                                                             1999        1998
                                                                         ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $      271   $    919
 Net gain (loss) on investment securities ..............................           0          0
                                                                          ----------   --------
 Net increase (decrease) in net assets resulting from operations .......         271        919
                                                                          ----------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................      11,897     12,763
                                                                          ----------   --------
 Less cost of units redeemed:
  Administrative charges ...............................................         731      3,123
  Policy loans .........................................................         120      1,163
  Surrender benefits ...................................................       1,656      1,250
  Death benefits .......................................................           8         10
                                                                          ----------   --------
                                                                               2,515      5,546
                                                                          ----------   --------
  Increase (decrease) in net assets from capital unit transactions .....       9,382      7,217
                                                                          ----------   --------
  Net increase (decrease) in net assets ................................       9,653      8,136
 Depositor's equity contribution (redemption) ..........................           0          0

NET ASSETS:
 Beginning of period....................................................      24,576     16,440
                                                                          ----------   --------
 End of period..........................................................  $   34,229   $ 24,576
                                                                          ==========   ========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................       1,460      1,020
 Units issued ..........................................................       3,551     11,339
 Units redeemed ........................................................      (2,995)   (10,899)
                                                                          ----------   --------
 Units outstanding - end of period......................................       2,016      1,460
                                                                          ==========   ========

                                                                                    BOND                       GROWTH
                                                                                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                                           March 31,  December 31,     March 31,  December 31,
                                                                         -------------------------   -------------------------
                                                                             1999        1998            1999        1998
                                                                         ------------ ------------   ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $      (56)  $  1,002      $    (1,895)  $    1,103
 Net gain (loss) on investment securities ..............................        (314)       713          138,143      295,459
                                                                          ----------   --------      -----------   ----------
 Net increase (decrease) in net assets resulting from operations .......        (370)     1,715          136,248      296,562
                                                                          ----------   --------      -----------   ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................       1,920      9,472           45,286      140,684
                                                                          ----------   --------      -----------   ----------
 Less cost of units redeemed:
  Administrative charges ...............................................         631      2,292           12,813       44,910
  Policy loans .........................................................         178        594            7,169       18,083
  Surrender benefits ...................................................         251        865            8,147       22,312
  Death benefits .......................................................           4        159              423        4,185
                                                                          ----------   --------      -----------   ----------
                                                                               1,064      3,910           28,552       89,490
                                                                          ----------   --------      -----------   ----------
  Increase (decrease) in net assets from capital unit transactions .....         856      5,562           16,734       51,194
                                                                          ----------   --------      -----------   ----------
  Net increase (decrease) in net assets ................................         486      7,277          512,982      347,756
 Depositor's equity contribution (redemption) ..........................           0          0                0            0

NET ASSETS:
 Beginning of period....................................................      24,934     17,657          798,027      450,271
                                                                          ----------   --------       ----------   ----------
 End of period..........................................................  $   25,420   $ 24,934       $  951,009   $  798,027
                                                                          ==========   ========       ==========   ==========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................       1,090        836            8,668        7,972
 Units issued ..........................................................         270      1,030              722        2,967
 Units redeemed ........................................................        (232)      (776)            (552)      (2,271)
                                                                          ----------   --------       ----------   ----------
 Units outstanding - end of period......................................       1,128      1,090            8,838        8,668
                                                                          ==========   ========       ==========   ==========

                                                                                  GLOBAL
                                                                                SUB-ACCOUNT
                                                                           March 31,  December 31,
                                                                         -------------------------
                                                                             1999        1998
                                                                         ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $     (544)  $  7,425
 Net gain (loss) on investment securities ..............................      18,098     38,427
                                                                          ----------   --------
 Net increase (decrease) in net assets resulting from operations .......      17,554     45,852
                                                                          ----------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................      17,388     72,962
                                                                          ----------   --------
 Less cost of units redeemed:
  Administrative charges ...............................................       5,761     19,369
  Policy loans .........................................................       1,619      4,953
  Surrender benefits ...................................................       2,120      5,662
  Death benefits .......................................................          36        591
                                                                          ----------   --------
                                                                               9,536     30,575
                                                                          ----------   --------
  Increase (decrease) in net assets from capital unit transactions .....       7,852     42,387
                                                                          ----------   --------
  Net increase (decrease) in net assets ................................      25,406     88,239
 Depositor's equity contribution (redemption) ..........................           0          0

NET ASSETS:
 Beginning of period....................................................     233,256    145,017
                                                                          ----------   --------
 End of period..........................................................  $  258,662   $233,256
                                                                          ==========   ========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................      10,167      8,145
 Units issued ..........................................................       1,242      5,610
 Units redeemed ........................................................        (911)    (3,588)
                                                                          ----------   --------
 Units outstanding - end of period......................................      10,498     10,167
                                                                          ==========   ========

                                                                           STRATEGIC TOTAL RETURN         EMERGING GROWTH
                                                                                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                                           March 31,  December 31,     March 31,  December 31,
                                                                         -------------------------   -------------------------
                                                                             1999        1998            1999        1998
                                                                         ------------ ------------   ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $     (220)  $  3,284      $      (614)  $    6,894
 Net gain (loss) on investment securities ..............................       2,328      4,347           37,891       59,514
                                                                          ----------   --------      -----------   ----------
 Net increase (decrease) in net assets resulting from operations .......       2,108      7,631           37,277       66,408
                                                                          ----------   --------      -----------   ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................       2,910     24,191           17,341       64,824
                                                                          ----------   --------      -----------   ----------
 Less cost of units redeemed:
  Administrative charges ...............................................       2,110      7,696            5,708       19,612
  Policy loans .........................................................         597      2,319            2,093        5,601
  Surrender benefits ...................................................         700      2,587            2,670        7,688
  Death benefits .......................................................          20      1,047               57          368
                                                                          ----------   --------      -----------   ----------
                                                                               3,427     13,649           10,528       33,269
                                                                          ----------   --------      -----------   ----------
  Increase (decrease) in net assets from capital unit transactions .....        (517)    10,542            6,813       31,555
                                                                          ----------   --------      -----------   ----------
  Net increase (decrease) in net assets ................................       1,591     18,173           44,090       97,963
 Depositor's equity contribution (redemption) ..........................           0          0                0            0

NET ASSETS:
 Beginning of period....................................................      98,926     80,753          262,665      164,702
                                                                          ----------   --------       ----------   ----------
 End of period..........................................................  $  100,517   $ 98,926       $  306,755   $  262,665
                                                                          ==========   ========       ==========   ==========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................       4,814      4,270            8,218        7,013
 Units issued ..........................................................         405      1,946              972        4,099
 Units redeemed ........................................................        (429)    (1,402)            (767)      (2,894)
                                                                          ----------   --------       ----------   ----------
 Units outstanding - end of period......................................       4,790      4,814            8,423        8,218
                                                                          ==========   ========       ==========   ==========

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                                              AGGRESSIVE GROWTH
                                                                                SUB-ACCOUNT
                                                                           March 31,  December 31,
                                                                         -------------------------
                                                                             1999        1998
                                                                         ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $     (424)  $  7,851
 Net gain (loss) on investment securities ..............................      24,337     44,348
                                                                          ----------   --------
 Net increase (decrease) in net assets resulting from operations .......      23,913     52,199
                                                                          ----------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................      17,157     53,159
                                                                          ----------   --------
 Less cost of units redeemed:
  Administrative charges ...............................................       4,213     13,960
  Policy loans .........................................................       1,272      3,522
  Surrender benefits ...................................................       2,238      4,423
  Death benefits .......................................................          23        248
                                                                          ----------   --------
                                                                               7,746     22,153
                                                                          ----------   --------
  Increase (decrease) in net assets from capital unit transactions .....       9,411     31,006
                                                                          ----------   --------
  Net increase (decrease) in net assets ................................      33,324     83,205
 Depositor's equity contribution (redemption) ..........................           0          0

NET ASSETS:
 Beginning of period....................................................     177,857     94,652
                                                                          ----------   --------
 End of period..........................................................  $  211,181   $177,857
                                                                          ==========   ========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................       6,669      5,230
 Units issued ..........................................................         968      3,797
 Units redeemed ........................................................        (637)    (2,358)
                                                                          ----------   --------
 Units outstanding - end of period......................................       7,000      6,669
                                                                          ==========   ========

                                                                                  BALANCED                GROWTH & INCOME
                                                                                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                                           March 31,  December 31,     March 31,  December 31,
                                                                         -------------------------   -------------------------
                                                                             1999        1998            1999        1998
                                                                         ------------ ------------   ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $      (34)  $    227      $       (35)  $      644
 Net gain (loss) on investment securities ..............................         383        576           (1,307)        (269)
                                                                          ----------   --------      -----------   ----------
 Net increase (decrease) in net assets resulting from operations .......         349        803           (1,342)         375
                                                                          ----------   --------      -----------   ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................       1,451      5,658            1,101        8,963
                                                                          ----------   --------      -----------   ----------
 Less cost of units redeemed:
  Administrative charges ...............................................         442      1,423              559        1,633
  Policy loans .........................................................          94        279               94          218
  Surrender benefits ...................................................         111        596              116          431
  Death benefits .......................................................           1         15                0           72
                                                                          ----------   --------      -----------   ----------
                                                                                 648      2,313              769        2,354
                                                                          ----------   --------      -----------   ----------
  Increase (decrease) in net assets from capital unit transactions .....         803      3,345              332        6,609
                                                                          ----------   --------      -----------   ----------
  Net increase (decrease) in net assets ................................       1,152      4,148           (1,010)       6,984
 Depositor's equity contribution (redemption) ..........................           0          0                0            0

NET ASSETS:
 Beginning of period....................................................      14,864     10,716           16,047        9,063
                                                                          ----------   --------       ----------   ----------
 End of period..........................................................  $   16,016   $ 14,864       $   15,037   $   16,047
                                                                          ==========   ========       ==========   ==========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................         990        756              976          563
 Units issued ..........................................................         170        578              187          966
 Units redeemed ........................................................        (117)      (344)            (167)        (553)
                                                                          ----------   --------       ----------   ----------
 Units outstanding - end of period......................................       1,043        990              996          976
                                                                          ==========   ========       ==========   ==========

                                                                         TACTICAL ASSET ALLOCATION
                                                                                SUB-ACCOUNT
                                                                           March 31,  December 31,
                                                                         -------------------------
                                                                             1999        1998
                                                                         ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $      (88)  $  3,419
 Net gain (loss) on investment securities ..............................        (654)    (1,087)
                                                                          ----------   --------
 Net increase (decrease) in net assets resulting from operations .......        (742)     2,332
                                                                          ----------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................       1,577     13,703
                                                                          ----------   --------
 Less cost of units redeemed:
  Administrative charges ...............................................         981      3,421
  Policy loans .........................................................         210        748
  Surrender benefits ...................................................         195        925
  Death benefits .......................................................          14        160
                                                                          ----------   --------
                                                                               1,400      5,254
                                                                          ----------   --------
  Increase (decrease) in net assets from capital unit transactions .....         177      8,449
                                                                          ----------   --------
  Net increase (decrease) in net assets ................................        (565)    10,781
 Depositor's equity contribution (redemption) ..........................           0          0

NET ASSETS:
 Beginning of period....................................................      39,904     29,123
                                                                          ----------   --------
 End of period..........................................................  $   39,339   $ 39,904
                                                                          ==========   ========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................       2,383      1,867
 Units issued ..........................................................         293      1,377
 Units redeemed ........................................................        (282)      (861)
                                                                          ----------   --------
 Units outstanding - end of period......................................       2,394      2,383
                                                                          ==========   ========

                                                                              C.A.S.E. GROWTH                VALUE EQUITY
                                                                                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                                           March 31,  December 31,     March 31,  December 31,
                                                                         -------------------------   -------------------------
                                                                             1999        1998            1999        1998
                                                                         ------------ ------------   ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $      (44)  $  1,475      $       (55)  $    2,021
 Net gain (loss) on investment securities ..............................       2,522     (1,114)             471       (4,683)
                                                                          ----------   --------      -----------   ----------
 Net increase (decrease) in net assets resulting from operations .......       2,478        361              416       (2,662)
                                                                          ----------   --------      -----------   ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................       1,869      8,731             (907)       6,086
                                                                          ----------   --------      -----------   ----------
 Less cost of units redeemed:
  Administrative charges ...............................................         728      2,433              740        2,846
  Policy loans .........................................................          92        520              157          643
  Surrender benefits ...................................................         163        295              136          401
  Death benefits .......................................................           2         60                0          165
                                                                          ----------   --------      -----------   ----------
                                                                                 985      3,308            1,033        4,055
                                                                          ----------   --------      -----------   ----------
  Increase (decrease) in net assets from capital unit transactions .....         884      5,423           (1,940)       2,031
                                                                          ----------   --------      -----------   ----------
  Net increase (decrease) in net assets ................................       3,362      5,784           (1,524)        (631)
 Depositor's equity contribution (redemption) ..........................           0          0                0            0

NET ASSETS:
 Beginning of period....................................................      17,730     11,946           26,083       26,714
                                                                          ----------   --------       ----------   ----------
 End of period..........................................................  $   21,092   $ 17,730       $   24,559   $   26,083
                                                                          ==========   ========       ==========   ==========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................       1,417        969            1,982        1,916
 Units issued ..........................................................         351      1,317              303        1,748
 Units redeemed ........................................................        (287)      (869)            (450)      (1,682)
                                                                          ----------   --------       ----------   ----------
 Units outstanding - end of period......................................       1,481      1,417            1,835        1,982
                                                                          ==========   ========       ==========   ==========

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                                           INTERNATIONAL EQUITY              U.S. EQUITY
                                                                                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                                           March 31,  December 31,     March 31,  December 31,
                                                                         -------------------------   -------------------------
                                                                             1999        1998            1999        1998
                                                                         ------------ ------------   ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $      (14)  $    (32)     $       (35)  $      434
 Net gain (loss) on investment securities ..............................          10        369              798        1,411
                                                                          ----------   --------      -----------   ----------
 Net increase (decrease) in net assets resulting from operations .......          (4)       337              763        1,845
                                                                          ----------   --------      -----------   ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................         659      3,972            3,561       10,178
                                                                          ----------   --------      -----------   ----------
 Less cost of units redeemed:
  Administrative charges ...............................................         159        433              439          862
  Policy loans .........................................................          48        196              117          159
  Surrender benefits ...................................................          55         35               60          113
  Death benefits .......................................................           0        107                0           63
                                                                          ----------   --------      -----------   ----------
                                                                                 262        771              616        1,197
                                                                          ----------   --------      -----------   ----------
  Increase (decrease) in net assets from capital unit transactions .....         397      3,201            2,945        8,981
                                                                          ----------   --------      -----------   ----------
  Net increase (decrease) in net assets ................................         393      3,538            3,708       10,826
 Depositor's equity contribution (redemption) ..........................           0          0                0            0

NET ASSETS:
 Beginning of period....................................................       5,827      2,289           14,084        3,258
                                                                          ----------   --------       ----------   ----------
 End of period..........................................................  $    6,220   $  5,827       $   17,792   $   14,084
                                                                          ==========   ========       ==========   ==========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................         489        215              919          259
 Units issued ..........................................................         254        767              374        1,266
 Units redeemed ........................................................        (221)      (493)            (188)        (606)
                                                                          ----------   --------       ----------   ----------
 Units outstanding - end of period......................................         522        489            1,105          919
                                                                          ==========   ========       ==========   ==========

                                                                            THIRD AVENUE VALUE        REAL ESTATE SECURITIES
                                                                                 SUB-ACCOUNT                 SUB-ACCOUNT
                                                                           March 31,  December 31,     March 31,  December 31,
                                                                         -------------------------   -------------------------
                                                                             1999        1998(a)         1999        1998(b)
                                                                         ------------ ------------   ------------ ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $       (6)  $    (11)     $        (1)  $       (4)
 Net gain (loss) on investment securities ..............................        (284)      (142)             (24)        (112)
                                                                          ----------   --------      -----------   ----------
 Net increase (decrease) in net assets resulting from operations .......        (290)      (153)             (25)        (116)
                                                                          ----------   --------      -----------   ----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................         191      2,932             (139)         472
                                                                          ----------   --------      -----------   ----------
 Less cost of units redeemed:
  Administrative charges ...............................................          53        138                4            4
  Policy loans .........................................................           5          8                0           43
  Surrender benefits ...................................................          24         26                0            0
  Death benefits .......................................................           0          0                0            0
                                                                          ----------   --------      -----------   ----------
                                                                                  82        172                4           47
                                                                          ----------   --------      -----------   ----------
  Increase (decrease) in net assets from capital unit transactions .....         109      2,760             (143)         425
                                                                          ----------   --------      -----------   ----------
  Net increase (decrease) in net assets ................................        (181)     2,607             (168)         309
 Depositor's equity contribution (redemption) ..........................           0        200                0          400

NET ASSETS:
 Beginning of period....................................................       2,807          0              709            0
                                                                          ----------   --------       ----------   ----------
 End of period..........................................................  $    2,626   $  2,807       $      541   $      709
                                                                          ==========   ========       ==========   ==========
UNIT ACTIVITY:
 Units outstanding - beginning of period................................         304          0               84            0
 Units issued ..........................................................          74        495               10          113
 Units redeemed ........................................................         (64)      (191)             (27)         (29)
                                                                          ----------   --------       ----------   ----------
 Units outstanding - end of period......................................         314        304               67           84
                                                                          ==========   ========       ==========   ==========

See notes to the financial statements.

(a) The inception date of this Sub-Account was January 2, 1998.
(b) The inception date of this Sub-Account was May 1, 1998.

  WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED
(UNAUDITED)










                                                                                     MONEY MARKET SUB-ACCOUNT
                                                               March 31,                   December 31,
                                                              ----------- ----------------------------------------------- --------
                                                                  1999        1998        1997        1996        1995       1994
                                                              ----------- ----------- ----------- ----------- ----------- --------
Accumulation unit value, beginning of period ................   $ 16.83     $ 16.13     $ 15.45     $ 14.83     $ 14.19      13.84
 Income from operations:
  Net investment income (loss) ..............................      0.15        0.70        0.68        0.62        0.64       0.35
  Net realized and unrealized gain (loss) on investment .....      0.00        0.00        0.00        0.00        0.00       0.00
                                                                -------     -------     -------     -------     -------      -----
   Net income (loss) from operations ........................      0.15        0.70        0.68        0.62        0.64       0.35
                                                                -------     -------     -------     -------     -------      -----
Accumulation unit value, end of period ......................   $ 16.98     $ 16.83     $ 16.13     $ 15.45     $ 14.83    $ 14.19
                                                                =======     =======     =======     =======     =======    =======
Total return (a) ............................................      0.92%       4.36%       4.37%       4.17%       4.49%      2.58%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .................   $34,229     $24,576     $16,440     $12,740     $10,759    $ 9,706
 Ratios of net investment income (loss) to average net
   assets (b) ...............................................      3.72%       4.24%       4.28%       4.07%       4.37%      2.66%




                                                                                             BOND SUB-ACCOUNT
                                                              March 31,                         December 31,
                                                                 1999        1998        1997         1996        1995      1994
                                                             ----------- ----------- ------------ ----------- ---------- ----------
Accumulation unit value, beginning of period ............... $ 22.89       $ 21.12     $  19.53    $  19.67     $ 16.14      17.50
 Income from operations:
  Net investment income (loss) .............................   (0.05)         1.01         1.01        0.99        1.05       0.89
  Net realized and unrealized gain (loss) on investment ....   (0.29)         0.76         0.58       (1.13)       2.48      (2.25)
                                                             -------       -------     --------    --------     -------  ---------
   Net income (loss) from operations .......................   (0.34)         1.77         1.59       (0.14)       3.53      (1.36)
                                                             -------       -------     --------    --------     -------  ---------
Accumulation unit value, end of period ..................... $ 22.55       $ 22.89     $  21.12    $  19.53     $ 19.67  $   16.14
                                                             =======       =======     ========    ========     =======  =========
Total return (a) ...........................................   (1.49)%        8.34%        8.18%      (0.75)%     21.89%     (7.77)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ................ $25,420       $24,934     $ 17,657    $ 11,585     $10,066  $   6,259
 Ratios of net investment income (loss) to average net
   assets (b) ..............................................  (0.90)%         4.58%        5.06%       5.34%       5.80%      5.57%




                                                                                           GROWTH SUB-ACCOUNT
                                                              March 31,                        December 31,
                                                             ----------- --------------------------------------------------------
                                                                1999        1998       1997        1996        1995        1994
                                                             ----------- ---------- ----------- -----------  ---------  ---------
Accumulation unit value, beginning of period ...............  $  92.07     $  56.48    $  48.48    $  41.47   $  28.44      31.30
 Income from operations:
  Net investment income (loss) .............................     (0.22)        0.13        5.83        2.88       3.89       0.04
  Net realized and unrealized gain (loss) on investment ....     15.75        35.46        2.17        4.13       9.14      (2.90)
                                                              --------     --------    --------    --------   --------     -------
   Net income (loss) from operations .......................     15.53        35.59        8.00        7.01      13.03      (2.86)
                                                              --------     --------    --------    --------   --------     -------
Accumulation unit value, end of period .....................  $ 107.60     $  92.07    $  56.48    $  48.48   $  41.47    $ 28.44
                                                              ========     ========    ========    ========    ========    =======
Total return (a) ...........................................     16.87%       63.01%      16.50%      16.91%     45.81%     (9.13)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ................  $951,009     $798,027    $450,271    $349,491   $262,467   $161,490
 Ratios of net investment income (loss) to average net
   assets (b) ..............................................     (0.90)%       0.19%      10.84%       6.41%     11.05%      0.16%

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED
(UNAUDITED)

                                                                                              GLOBAL SUB-ACCOUNT
                                                               March 31,                         December 31,
                                                              ----------- ----------------------------------------------- ---------
                                                                  1999       1998         1997         1996      1995     1994(c)
                                                              ----------- ---------- ------------ ----------- --------- ---------
Accumulation unit value, beginning of period ................ $  22.94    $  17.80   $  15.13     $ 11.95     $  9.80      10.00
 Income from operations:
  Net investment income (loss) ..............................    (0.05)       0.82       2.30        1.50        0.45       0.71
  Net realized and unrealized gain (loss) on investment .....     1.75        4.32       0.37        1.68        1.70      (0.91)
                                                              --------    --------   --------     -------     -------    -------
   Net income (loss) from operations ........................     1.70        5.14       2.67        3.18        2.15      (0.20)
                                                              --------    --------   --------     -------     -------    -------
Accumulation unit value, end of period ...................... $  24.64    $  22.94   $  17.80     $ 15.13     $ 11.95    $  9.80
                                                              ========    ========   ========     =======     =======    =======
Total return (a) ............................................     7.40%      28.86%     17.69%      26.60%      21.96%     (2.02)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ................. $258,662    $233,256   $145,017     $83,159     $37,049    $21,672
 Ratios of net investment income (loss) to average net
   assets (b) ...............................................    (0.90)%      3.92%     13.39%      11.09%       4.25%      8.86%




                                                                                       STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                March 31,                          December 31,
                                                               ----------------------------------------------------- ----------
                                                                   1999      1998         1997      1996       1995       1994
                                                               ----------- -------   --------- -----------  --------  ----------
Accumulation unit value, beginning of period ................. $  20.55    $ 18.91     $ 15.66     $ 13.74   $  11.12  $  11.28
 Income from operations:
  Net investment income (loss) ...............................    (0.05)      0.71        1.56        0.82       0.68      0.18
  Net realized and unrealized gain (loss) on investment ......     0.48       0.93        1.69        1.10       1.94     (0.34)
                                                               --------    -------     -------     -------    -------  --------
   Net income (loss) from operations .........................     0.43       1.64        3.25        1.92       2.62     (0.16)
                                                               --------    -------     -------     -------    -------  --------
Accumulation unit value, end of period ....................... $  20.98    $ 20.55     $ 18.91     $ 15.66    $ 13.74  $  11.12
                                                               ========    =======     =======     =======    =======  ========
Total return (a) .............................................     2.12%      8.66%      20.77%      13.97%     23.55%    (1.42)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .................. $100,517    $98,926     $80,753     $55,900    $39,648  $ 23,649
 Ratios of net investment income (loss) to average net
  assets (b) .................................................   (0.90)%      3.67%       8.89%       5.76%      5.47%     1.93%


                                                                                        EMERGING GROWTH SUB-ACCOUNT
                                                               March 31,                         December 31,
                                                             ----------- ------------------------------------------------ ---------
                                                                 1999        1998         1997         1996       1995      1994
                                                             ----------- ------------ ------------ ----------- ---------- ---------
Accumulation unit value, beginning of period ................ $  31.96      $  23.48     $  19.51     $  16.56   $ 11.38  $ 12.40
 Income from operations:
  Net investment income (loss) ..............................    (0.07)         0.91         2.20         0.82      0.65    (0.09)
  Net realized and unrealized gain (loss) on investment .....     4.53          7.57         1.77         2.13      4.53    (0.93)
                                                              --------      --------     --------     --------   -------  -------
   Net income (loss) from operations ........................     4.46          8.48         3.97         2.95      5.18    (1.02)
                                                              --------      --------     --------     --------   -------  -------
Accumulation unit value, end of period ...................... $  36.42      $  31.96     $  23.48     $  19.51   $ 16.56  $ 11.38
                                                              ========      ========     ========     ========   =======  =======
Total return (a) ............................................    13.94%        36.11%       20.37%       17.82%    45.49%   (8.18)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ................. $306,755      $262,665     $164,702     $107,925   $67,905  $36,687
 Ratios of net investment income (loss) to average net
   assets (b) ...............................................    (0.90)%        3.44%       10.18%        4.51%     4.66%   (0.86)%

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS*
FOR THE PERIOD ENDED
(UNAUDITED)


                                                                                     AGGRESSIVE GROWTH SUB-ACCOUNT
                                                           March 31,                          December 31,
                                                          ----------  ---------------------------------------------------------
                                                              1999        1998          1997        1996        1995     1994(c)
                                                          ----------  ------------  ----------- ----------- ----------  ---------
Accumulation unit value, beginning of period .............. $  26.67    $  18.10      $ 14.70     $ 13.43     $  9.82    $10.00
 Income from operations:
  Net investment income (loss) ............................    (0.06)       1.33         1.75        0.36        0.37     (0.06)
  Net realized and unrealized gain (loss) on investment ...     3.56        7.24         1.65        0.91        3.24     (0.12)
                                                            --------    --------      -------     -------     -------    ------
   Net income (loss) from operations ......................     3.50        8.57         3.40        1.27        3.61     (0.18)
                                                            --------    --------      -------     -------     -------    ------
Accumulation unit value, end of period .................... $  30.17    $  26.67      $ 18.10     $ 14.70     $ 13.43      9.82
                                                            ========    ========      =======     =======     =======    ======
Total return (a) ..........................................    13.13%      47.36%       23.14%       9.46%      36.79%    (1.85)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ............... $211,181    $177,857      $94,652     $54,408     $32,904    $8,909
 Ratios of net investment income (loss) to average net
  assets (b) ..............................................    (0.90)%     6.20%        10.26%       2.65%       2.93%    (0.72)%




                                                                                     BALANCED SUB-ACCOUNT
                                                            March 31,                    December 31,
                                                           ----------- ----------------------------------------------------------
                                                               1999        1998        1997        1996        1995      1994(c)
                                                           ----------- ----------- ----------- ----------- ----------- ---------
Accumulation unit value, beginning of period ............. $ 15.02       $ 14.17     $ 12.21     $ 11.13    $   9.37    $   10.00
 Income from operations:
  Net investment income (loss) ...........................   (0.03)         0.25        1.55        0.36        0.37         0.22
  Net realized and unrealized gain (loss) on investment ..    0.37          0.60        0.41        0.72        1.39        (0.85)
                                                           -------       -------     -------     -------    --------    ---------
   Net income (loss) from operations .....................    0.34          0.85        1.96        1.08        1.76        (0.63)
                                                           -------       -------     -------     -------    --------    ---------
Accumulation unit value, end of period ................... $ 15.36       $ 15.02     $ 14.17     $ 12.21    $  11.13    $    9.37
                                                           =======       =======     =======     =======    ========    =========
Total return (a) .........................................    2.26%         5.98%      16.06%       9.73%      18.73%       (6.29)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .............. $16,016       $14,864     $10,716     $ 6,418    $  3,795    $   2,145
 Ratios of net investment income (loss) to average net
   assets (b) ............................................   (0.90)%        1.76%      11.62%       3.18%       3.59%        3.06%




                                                                                      GROWTH & INCOME SUB-ACCOUNT
                                                                March 31,                     December 31,
                                                               ----------- ---------------------------------------------------------
                                                                   1999      1998        1997        1996        1995       1994(c)
                                                               ----------- --------- -----------  ----------  ---------- -----------
Accumulation unit value, beginning of period ................. $ 16.44        $ 16.09    $  13.03  $  11.77  $   9.49     $  10.00
 Income from operations:
  Net investment income (loss) ...............................   (0.03)          0.77        2.61      0.76      0.49         0.29
  Net realized and unrealized gain (loss) on investment ......   (1.32)         (0.42)       0.45      0.50      1.79        (0.80)
                                                               -------        -------    --------  --------  --------     --------
   Net income (loss) from operations .........................   (1.35)          0.35        3.06      1.26      2.28        (0.51)
                                                               -------        -------    --------  --------  --------     --------
Accumulation unit value, end of period ....................... $ 15.09        $ 16.44    $  16.09  $  13.03  $  11.77     $   9.49
                                                               =======        =======    ========  ========  ========     ========
Total return (a) .............................................   (8.19)%         2.13%      23.54%    10.64%    24.14%       (5.15)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .................. $15,037        $16,047    $  9,063  $  5,501  $  2,631     $  1,215
 Ratios of net investment income (loss) to average net
  assets (b) .................................................   (0.90)%         4.83%      18.50%     6.38%     4.57%        3.71%

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED
(UNAUDITED)


                                                                               TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                March 31,                  December 31,
                                                               ----------- ----------------------------------------------
                                                                   1999       1998        1997        1996      1995(d)
                                                               ----------- ---------- ----------- ----------- -----------
                                                                           C>
Accumulation unit value, beginning of period ................. $ 16.74      $ 15.60     $ 13.50     $ 11.90    $  10.00
 Income from operations:
  Net investment income (loss) ...............................   (0.04)        1.58        1.20        0.53        0.61
  Net realized and unrealized gain (loss) on investment ......   (0.27)       (0.44)       0.90        1.07        1.29
                                                               -------      -------     -------     -------    --------
   Net income (loss) from operations .........................   (0.31)        1.14        2.10        1.60        1.90
                                                               -------      -------     -------     -------    --------
Accumulation unit value, end of period ....................... $ 16.43      $ 16.74     $ 15.60     $ 13.50    $  11.90
                                                               =======      =======     =======     =======    ========
Total return (a) .............................................   (1.85)%       7.36%      15.55%      13.40%      19.03%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .................. $39,339      $39,904     $29,123     $17,946    $  9,446
 Ratios of net investment income (loss) to average net
  assets (b) .................................................   (0.90)%       9.69%       8.14%       4.35%       5.47%


                                                                                       C.A.S.E. GROWTH SUB-ACCOUNT
                                                                           March 31,                 December 31,
                                                                          -----------   ---------------------------------------
                                                                              1999          1998          1997        1996(e)
                                                                          -----------   -----------   -----------   -----------
Accumulation unit value, beginning of period ..........................   $ 12.51         $ 12.32       $ 10.81       $ 10.00
 Income from operations:
  Net investment income (loss) ........................................     (0.03)           1.24          1.51          0.37
  Net realized and unrealized gain (loss) on investment ...............      1.77           (1.05)         0.00          0.44
                                                                          -------         -------       -------       -------
   Net income (loss) from operations ..................................      1.74            0.19          1.51          0.81
                                                                          -------         -------       -------       -------
Accumulation unit value, end of period ................................   $ 14.25         $ 12.51       $ 12.32       $ 10.81
                                                                          =======         =======       =======       =======
Total return (a) ......................................................     13.83%           1.56%        14.00%         8.09%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................   $21,092         $17,730       $11,946       $ 4,466
 Ratios of net investment income (loss) to average net assets (b) .....     (0.90)%         10.21%        12.65%         6.11%

                                                                                          VALUE EQUITY SUB-ACCOUNT
                                                                           March 31,                 December 31,
                                                                          -----------   ---------------------------------------
                                                                              1999          1998          1997        1996(e)
                                                                          -----------   -----------   -----------   -----------
Accumulation unit value, beginning of period ..........................   $ 13.16        $  13.94       $ 11.25      $  10.00
 Income from operations:
  Net investment income (loss) ........................................     (0.03)           0.95          0.14          0.05
  Net realized and unrealized gain (loss) on investment ...............      0.25           (1.73)         2.55          1.20
                                                                          -------        --------       -------      --------
   Net income (loss) from operations ..................................      0.22           (0.78)         2.69          1.25
                                                                          -------        --------       -------      --------
Accumulation unit value, end of period ................................     13.38        $  13.16       $ 13.94      $  11.25
                                                                          =======        ========       =======      ========
Total return (a) ......................................................      1.70%          (5.63)%       23.93%        12.51%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................   $24,559        $ 26,083       $26,714      $  8,887
 Ratios of net investment income (loss) to average net assets (b) .....     (0.90)%          6.84%         1.05%         0.77%

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED
(UNAUDITED)

                                                                               INTERNATIONAL EQUITY
                                                                                    SUB-ACCOUNT
                                                                         March 31,       December 31,
                                                                        ----------- -----------------------
                                                                            1999        1998      1997(f)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of period .......................... $ 11.92     $10.65      $10.00
 Income from operations:
  Net investment income (loss) ........................................  (0.03)      (0.09)      (0.03)
  Net realized and unrealized gain (loss) on investment ...............   0.03        1.36        0.68
                                                                        -------     -------     -------
   Net income (loss) from operations ..................................   0.00        1.27        0.65
                                                                        -------     -------     -------
Accumulation unit value, end of period ................................ $11.92      $11.92      $10.65
                                                                        =======     =======     =======
Total return (a) ......................................................  (0.01)%     11.84%       6.54%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................... $6,220      $5,827      $2,289
 Ratios of net investment income (loss) to average net assets (b) .....  (0.90)%     (0.81)%     (0.28)%

                                                                                    U.S. EQUITY
                                                                                    SUB-ACCOUNT
                                                                         March 31,       December 31,
                                                                        ----------- -----------------------
                                                                            1999        1998      1997(f)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of period .......................... $ 15.33       $ 12.59    $  10.00
 Income from operations:
  Net investment income (loss) ........................................   (0.03)         0.73        0.99
  Net realized and unrealized gain (loss) on investment ...............    0.79          2.01        1.60
                                                                        -------       -------    --------
   Net income (loss) from operations ..................................    0.76          2.74        2.59
                                                                        -------       -------    --------
Accumulation unit value, end of period ................................ $ 16.09       $ 15.33    $  12.59
                                                                        =======       =======    ========
Total return (a) ......................................................    4.99%        21.78%      25.89%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................... $17,792       $14,084    $  3,258
 Ratios of net investment income (loss) to average net assets (b) .....   (0.90)%        5.30%       8.28%

                                                                            THIRD AVENUE VALUE      REAL ESTATE SECURITIES
                                                                               SUB-ACCOUNT                SUB-ACCOUNT
                                                                         March 31,   December 31,   March 31,   December 31,
                                                                        ----------- -------------- ----------- -------------
                                                                            1999        1998(g)        1999       1998(h)
                                                                        ----------- -------------- ----------- -------------
Accumulation unit value, beginning of period .......................... $  9.23     $  10.00       $  8.46     $ 10.00
 Income from operations:
  Net investment income (loss) ........................................  (0.02)       (0.05)        (0.02)      (0.05)
  Net realized and unrealized gain (loss) on investment ...............  (0.86)       (0.72)        (0.32)      (1.49)
                                                                        -------     --------       -------     -------
   Net income (loss) from operations ..................................  (0.88)       (0.77)        (0.34)      (1.54)
                                                                        -------     --------       -------     -------
Accumulation unit value, end of period ................................ $ 8.35      $  9.23        $ 8.12      $ 8.46
                                                                        =======     ========       =======     =======
Total return (a) ......................................................  (9.55)%      (7.67)%       (3.96)%    (15.44)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................... $2,626      $ 2,807        $  541      $  709
 Ratios of net investment income (loss) to average net assets (b) .....  (0.90)%      (0.52)%       (0.90)%     (0.90)%

* Per unit information has been computed using average units outstanding throughout each period.

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) The inception date of this Sub-Account was March 1, 1994.
(d) The inception date of this Sub-Account was January 3, 1995.
(e) The inception date of this Sub-Account was May 1, 1996.
(f) The inception date of this Sub-Account was January 2, 1997.
(g) The inception date of this Sub-Account was January 2, 1998.
(h) The inception date of this Sub-Account was May 1, 1998.

See notes to the financial statements.

  WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999
(UNAUDITED)

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains sixteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

     The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.

     The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

     The following significant accounting policies, which are in conformity with generally accepted accounting principles, have been consistently applied in the preparation of the Trust's financial statements. The preparation of financial statements required management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

     Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

     The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2. CHARGES AND DEDUCTIONS

     Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

     Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the sub-accounts. Thereafter, monthly administrative and cost of insurance charges are deducted from the policies. Contingent surrender charges also apply.

     Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may be subject to contingent surrender charges.

     Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

     A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3. DIVIDENDS AND DISTRIBUTIONS

     Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

  WRL SERIES LIFE ACCOUNT

MARCH 31, 1999
(UNAUDITED)

NOTE 4. SECURITIES TRANSACTIONS

     Securities transactions for the period ended March 31, 1999 are as follows (in thousands):

                                              PURCHASE         PROCEEDS
SUB-ACCOUNT:                               OF SECURITIES     OF SECURITIES
---------------------------------------   ---------------   --------------
    Money Market ......................       $22,453           $12,282
    Bond ..............................         2,961             2,263
    Growth ............................        22,396             7,383
    Global ............................         9,743             2,279
    Strategic Total Return ............         1,215             1,842
    Emerging Growth ...................        12,221             5,266
    Aggressive Growth .................        11,297             3,336
    Balanced ..........................         1,152               379
    Growth & Income ...................         1,019               714
    Tactical Asset Allocation .........         1,172             1,027
    C.A.S.E. Growth ...................         1,952             1,099
    Value Equity ......................           510             2,470
    International Equity ..............         2,023             1,407
    U.S. Equity .......................         3,758               887
    Third Avenue Value ................           397               286
    Real Estate Securities ............            61               204

NOTE 5. SUBSEQUENT EVENT

     Effective May 1, 1999, the names of the Life Account sub-accounts will be changed as follows:

    WRL J.P. Morgan Money Market               (formerly Money Market)
    WRL AEGON Bond                             (formerly Bond)
    WRL Janus Growth                           (formerly Growth)
    WRL Janus Global                           (formerly Global)
    WRL LKCM Strategic Total Return            (formerly Strategic Total Return)
    WRL VKAM Emerging Growth                   (formerly Emerging Growth)
    WRL Alger Aggressive Growth                (formerly Aggressive Growth)
    WRL AEGON Balanced                         (formerly Balanced)
    WRL Federated Growth & Income              (formerly Growth & Income)
    WRL Dean Asset Allocation                  (formerly Tactical Asset Allocation)
    WRL C.A.S.E. Growth                        (formerly C.A.S.E. Growth)
    WRL NWQ Value Equity                       (formerly Value Equity)
    WRL GE/Scottish Equitable
      International Equity                     (formerly International Equity)
    WRL GE U.S. Equity                         (formerly U.S. Equity)
    WRL Third Avenue Value                     (formerly Third Avenue Value)
    WRL J.P. Morgan Real Estate Securities     (formerly Real Estate Securities)

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Western Reserve Life
Assurance Co. of Ohio and Policy Owners of the
WRL Series Life Account.

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Life Account") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Life Account's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 29, 1999

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                             MONEY
                                                             MARKET           BOND          GROWTH
                                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................       24,472           2,150          13,310
                                                            =======         =======        ========
  Cost ...............................................      $24,472         $24,523        $423,759
                                                            =======         =======        ========
 Investment, at net asset value ......................      $24,472         $24,925        $797,795
 Transfers receivable from depositor .................          104               9             232
                                                            -------         -------        --------
  Total assets .......................................       24,576          24,934         798,027
                                                            -------         -------        --------
LIABILITIES:
 Accrued expenses ....................................            0               0               0
 Transfers payable to depositor ......................            0               0               0
                                                            -------         -------        --------
  Total liabilities ..................................            0               0               0
                                                            -------         -------        --------
  Net assets .........................................      $24,576         $24,934        $798,027
                                                            =======         =======        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $24,576         $24,934        $798,027
 Depositor's equity ..................................            0               0               0
                                                            -------         -------        --------
  Net assets applicable to units outstanding .........      $24,576         $24,934        $798,027
                                                            =======         =======        ========
 Policy Owners' units ................................        1,460           1,090           8,668
 Depositor's units ...................................            0               0               0
                                                            -------         -------        --------
  Units outstanding ..................................        1,460           1,090           8,668
                                                            =======         =======        ========
  Accumulation unit value ............................      $ 16.83         $ 22.89        $  92.07
                                                            =======         =======        ========


                                                                            STRATEGIC       EMERGING
                                                             GLOBAL       TOTAL RETURN       GROWTH
                                                          SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         9,833           6,028           9,752
                                                            ========         =======        ========
  Cost ...............................................      $189,249         $81,865        $176,852
                                                            ========         =======        ========
 Investment, at net asset value ......................      $233,131         $98,885        $262,548
 Transfers receivable from depositor .................           125              41             117
                                                            --------         -------        --------
  Total assets .......................................       233,256          98,926         262,665
                                                            --------         -------        --------
LIABILITIES:
 Accrued expenses ....................................             0               0               0
 Transfers payable to depositor ......................             0               0               0
                                                            --------         -------        --------
  Total liabilities ..................................             0               0               0
                                                            --------         -------        --------
  Net assets .........................................      $233,256         $98,926        $262,665
                                                                             =======        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $233,256         $98,926        $262,665
 Depositor's equity ..................................             0               0               0
                                                            --------         -------        --------
  Net assets applicable to units outstanding .........      $233,256         $98,926        $262,665
                                                            ========         =======        ========
 Policy Owners' units ................................        10,167           4,814           8,218
 Depositor's units ...................................             0               0               0
                                                            --------         -------        --------
  Units outstanding ..................................        10,167           4,814           8,218
                                                            ========         =======        ========
  Accumulation unit value ............................      $  22.94         $ 20.55        $  31.96
                                                            ========         =======        ========

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                           AGGRESSIVE                      GROWTH &
                                                             GROWTH         BALANCED        INCOME
                                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         7,923          1,185           1,306
                                                            ========        =======         =======
  Cost ...............................................      $126,802        $13,872         $16,213
                                                            ========        =======         =======
 Investment, at net asset value ......................      $177,787        $14,863         $16,036
 Transfers receivable from depositor .................            70              1              11
                                                            --------        -------         -------
  Total assets .......................................       177,857         14,864          16,047
                                                            --------        -------         -------
LIABILITIES:
 Accrued expenses ....................................             0              0               0
 Transfers payable to depositor ......................             0              0               0
                                                            --------        -------         -------
  Total liabilities ..................................             0              0               0
                                                            --------        -------         -------
  Net assets .........................................      $177,857        $14,864         $16,047
                                                            ========        =======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $177,857        $14,864         $16,047
 Depositor's equity ..................................             0              0               0
                                                            --------        -------         -------
  Net assets applicable to units outstanding .........      $177,857        $14,864         $16,047
                                                            ========        =======         =======
 Policy Owners' units ................................         6,669            990             976
 Depositor's units ...................................             0              0               0
                                                            --------        -------         -------
  Units outstanding ..................................         6,669            990             976
                                                            ========        =======         =======
  Accumulation unit value ............................      $  26.67        $ 15.02         $ 16.44
                                                            ========        =======         =======

                                                          TACTICAL ASSET       C.A.S.E.
                                                            ALLOCATION          GROWTH       VALUE EQUITY
                                                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          2,988            1,364           2,152
                                                              =======          =======         =======
  Cost ...............................................        $38,916          $19,242         $28,825
                                                              =======          =======         =======
 Investment, at net asset value ......................        $39,889          $17,718         $26,066
 Transfers receivable from depositor .................             15               12              17
                                                              -------          -------         -------
  Total assets .......................................         39,904           17,730          26,083
                                                              -------          -------         -------
LIABILITIES:
 Accrued expenses ....................................              0                0               0
 Transfers payable to depositor ......................              0                0               0
                                                              -------          -------         -------
  Total liabilities ..................................              0                0               0
                                                              -------          -------         -------
  Net assets .........................................        $39,904          $17,730         $26,083
                                                              =======          =======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................        $39,904          $17,730         $26,083
 Depositor's equity ..................................              0                0               0
                                                              -------          -------         -------
  Net assets applicable to units outstanding .........        $39,904          $17,730         $26,083
                                                              =======          =======         =======
 Policy Owners' units ................................          2,383            1,417           1,982
 Depositor's units ...................................              0                0               0
                                                              -------          -------         -------
  Units outstanding ..................................          2,383            1,417           1,982
                                                              =======          =======         =======
  Accumulation unit value ............................        $ 16.74          $ 12.51         $ 13.16
                                                              =======          =======         =======

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS

                                                          INTERNATIONAL         U.S.        THIRD AVENUE
                                                              EQUITY           EQUITY          VALUE
                                                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           483              976             302
                                                              ======          =======          ======
  Cost ...............................................        $5,705          $13,010          $2,904
                                                              ======          =======          ======
 Investment, at net asset value ......................        $5,824          $14,078          $2,801
 Transfers receivable from depositor .................             3                6               6
                                                              ------          -------          ------
  Total assets .......................................         5,827           14,084           2,807
                                                              ------          -------          ------
LIABILITIES:
 Accrued expenses ....................................             0                0               0
 Transfers payable to depositor ......................             0                0               0
                                                              ------          -------          ------
  Total liabilities ..................................             0                0               0
                                                              ------          -------          ------
  Net assets .........................................        $5,827          $14,084          $2,807
                                                              ======          =======          ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................        $5,827          $14,084          $2,622
 Depositor's equity ..................................             0                0             185
                                                              ------          -------          ------
  Net assets applicable to units outstanding .........        $5,827          $14,084          $2,807
                                                              ======          =======          ======
 Policy Owners' units ................................           489              919             284
 Depositor's units ...................................             0                0              20
                                                              ------          -------          ------
  Units outstanding ..................................           489              919             304
                                                              ======          =======          ======
  Accumulation unit value ............................        $11.92          $ 15.33          $ 9.23
                                                              ======          =======          ======


                                                          REAL ESTATE
                                                          SECURITIES
                                                          SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          83
                                                             =====
  Cost ...............................................       $ 784
                                                             =====
 Investment, at net asset value ......................       $ 708
 Transfers receivable from depositor .................           1
                                                             -----
  Total assets .......................................         709
                                                             -----
LIABILITIES:
 Accrued expenses ....................................           0
 Transfers payable to depositor ......................           0
                                                             -----
  Total liabilities ..................................           0
                                                             -----
  Net assets .........................................       $ 709
                                                             =====
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $ 371
 Depositor's equity ..................................         338
                                                             -----
  Net assets applicable to units outstanding .........       $ 709
                                                             =====
 Policy Owners' units ................................          44
 Depositor's units ...................................          40
                                                             -----
  Units outstanding ..................................          84
                                                             =====
  Accumulation unit value ............................       $8.46
                                                             =====

   The notes to the financial statements are an integral part of this report
 .

                            WRL SERIES LIFE ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                                 MONEY
                                                                                 MARKET           BOND          GROWTH
                                                                              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................       $1,113          $1,196        $  1,180
 Capital gain distributions ..............................................            0               0           5,200
                                                                                 ------          ------        --------
  Total investment income ................................................        1,113           1,196           6,380
EXPENSES:
 Mortality and expense risk ..............................................          194             194           5,277
                                                                                 ------          ------        --------
  Net investment income (loss) ...........................................          919           1,002           1,103
                                                                                 ------          ------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................            0             642          12,232
  Change in unrealized appreciation (depreciation) .......................            0              71         283,227
                                                                                 ------          ------        --------
  Net gain (loss) on investment securities ...............................            0             713         295,459
                                                                                 ------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......       $  919          $1,715        $296,562
                                                                                 ======          ======        ========

                                                                                                STRATEGIC       EMERGING
                                                                                 GLOBAL       TOTAL RETURN       GROWTH
                                                                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................      $ 1,092          $2,240          $     0
 Capital gain distributions ..............................................        8,026           1,844            8,683
                                                                                -------          ------          -------
  Total investment income ................................................        9,118           4,084            8,683
EXPENSES:
 Mortality and expense risk ..............................................        1,693             800            1,789
                                                                                -------          ------          -------
  Net investment income (loss) ...........................................        7,425           3,284            6,894
                                                                                -------          ------          -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................        3,529           1,097            4,995
  Change in unrealized appreciation (depreciation) .......................       34,898           3,250           54,519
                                                                                -------          ------          -------
  Net gain (loss) on investment securities ...............................       38,427           4,347           59,514
                                                                                -------          ------          -------
   Net increase (decrease) in net assets resulting from operations .......      $45,852          $7,631          $66,408
                                                                                =======          ======          =======

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                               AGGRESSIVE
                                                                                 GROWTH         BALANCED      GROWTH & INCOME
                                                                              SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................      $   356           $329            $  651
 Capital gain distributions ..............................................        8,627             13               112
                                                                                -------           ----            ------
  Total investment income ................................................        8,983            342               763
EXPENSES:
 Mortality and expense risk ..............................................        1,132            115               119
                                                                                -------           ----            ------
  Net investment income (loss) ...........................................        7,851            227               644
                                                                                -------           ----            ------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................        2,395            262               390
  Change in unrealized appreciation (depreciation) .......................       41,953            314              (659)
                                                                                -------           ----            ------
  Net gain (loss) on investment securities ...............................       44,348            576              (269)
                                                                                -------           ----            ------
   Net increase (decrease) in net assets resulting from operations .......      $52,199           $803            $  375
                                                                                =======           ====            ======


                                                                           TACTICAL ASSET     C.A.S.E.
                                                                             ALLOCATION        GROWTH       VALUE EQUITY
                                                                             SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................................      $  1,115       $  1,514        $    530
 Capital gain distributions ............................................         2,619             90           1,755
                                                                              --------       --------        --------
  Total investment income ..............................................         3,734          1,604           2,285
EXPENSES:
 Mortality and expense risk ............................................           315            129             264
                                                                              --------       --------        --------
  Net investment income (loss) .........................................         3,419          1,475           2,021
                                                                              --------       --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ................           429            175           1,254
  Change in unrealized appreciation (depreciation) .....................        (1,516)        (1,289)         (5,937)
                                                                              --------       --------        --------
  Net gain (loss) on investment securities .............................        (1,087)        (1,114)         (4,683)
                                                                              --------       --------        --------
   Net increase (decrease) in net assets resulting from operations .....      $  2,332       $    361        $ (2,662)
                                                                              ========       ========        ========

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                              INTERNATIONAL         U.S.         THIRD AVENUE
                                                                                  EQUITY        EQUITY BOND         VALUE
                                                                               SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT(A)
INVESTMENT INCOME:
 Dividend income .........................................................        $   3            $  413          $    8
 Capital gain distributions ..............................................            0                94               0
                                                                                  -----            ------          ------
  Total investment income ................................................            3               507               8
EXPENSES:
 Mortality and expense risk ..............................................           35                73              19
                                                                                  -----            ------          ------
  Net investment income (loss) ...........................................          (32)              434             (11)
                                                                                  -----            ------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................          147               358             (39)
  Change in unrealized appreciation (depreciation) .......................          222             1,053            (103)
                                                                                  -----            ------          ------
  Net gain (loss) on investment securities ...............................          369             1,411            (142)
                                                                                  -----            ------          ------
   Net increase (decrease) in net assets resulting from operations .......        $ 337            $1,845          $ (153)
                                                                                  =====            ======          ======

                                                                           REAL ESTATE
                                                                            SECURITIES
                                                                          SUB-ACCOUNT(B)
INVESTMENT INCOME:
 Dividend income .......................................................     $    0
 Capital gain distributions ............................................          0
                                                                             ------
  Total investment income ..............................................          0
EXPENSES:
 Mortality and expense risk ............................................          4
                                                                             ------
  Net investment income (loss) .........................................         (4)
                                                                             -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ................        (36)
  Change in unrealized appreciation (depreciation) .....................        (76)
                                                                             ------
  Net gain (loss) on investment securities .............................       (112)
                                                                             ------
   Net increase (decrease) in net assets resulting from operations .....     $ (116)
                                                                             ======

(a) The inception date of this Sub-Account was January 2, 1998.

(b) The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                                              MONEY MARKET
                                                                               SUB-ACCOUNT
                                                                              December 31,
                                                                         -----------------------
                                                                             1998        1997
                                                                         ------------ ----------
OPERATIONS:
 Net investment income (loss) ..........................................  $      919   $    639
 Net gain (loss) on investment securities ..............................           0          0
                                                                          ----------   --------
 Net increase (decrease) in net assets resulting from operations .......         919        639
                                                                          ----------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................      12,763      7,719
                                                                          ----------   --------
 Less cost of units redeemed:
  Administrative charges ...............................................       3,123      3,108
  Policy loans .........................................................       1,163        687
  Surrender benefits ...................................................       1,250        854
  Death benefits .......................................................          10          9
                                                                          ----------   --------
                                                                               5,546      4,658
                                                                          ----------   --------
  Increase (decrease) in net assets from capital unit transactions .....       7,217      3,061
                                                                          ----------   --------
  Net increase (decrease) in net assets ................................       8,136      3,700
 Depositor's equity contribution (redemption) ..........................           0          0
NET ASSETS:
 Beginning of year .....................................................      16,440     12,740
                                                                          ----------   --------
 End of year ...........................................................  $   24,576   $ 16,440
                                                                          ==========   ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................       1,020        825
 Units issued ..........................................................      11,339      9,509
 Units redeemed ........................................................     (10,899)    (9,314)
                                                                          ----------   --------
 Units outstanding - end of year .......................................       1,460      1,020
                                                                          ==========   ========

                                                                                  BOND                   GROWTH
                                                                              SUB-ACCOUNT             SUB-ACCOUNT
                                                                              December 31,            December 31,
                                                                         ---------------------- ------------------------
                                                                             1998       1997        1998        1997
                                                                         ----------- ---------- ----------- ------------
OPERATIONS:
 Net investment income (loss) ..........................................   $ 1,002    $   661    $  1,103     $ 44,206
 Net gain (loss) on investment securities ..............................       713        418     295,459       15,238
                                                                           -------    -------    --------     --------
 Net increase (decrease) in net assets resulting from operations .......     1,715      1,079     296,562       59,444
                                                                           -------    -------    --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................     9,472      7,506     140,684      106,236
                                                                           -------    -------    --------     --------
 Less cost of units redeemed:
  Administrative charges ...............................................     2,292      1,633      44,910       37,231
  Policy loans .........................................................       594        428      18,083       11,212
  Surrender benefits ...................................................       865        437      22,312       15,746
  Death benefits .......................................................       159         15       4,185          711
                                                                           -------    -------    --------     --------
                                                                             3,910      2,513      89,490       64,900
                                                                           -------    -------    --------     --------
  Increase (decrease) in net assets from capital unit transactions .....     5,562      4,993      51,194       41,336
                                                                           -------    -------    --------     --------
  Net increase (decrease) in net assets ................................     7,277      6,072     347,756      100,780
 Depositor's equity contribution (redemption) ..........................         0          0           0            0
NET ASSETS:
 Beginning of year .....................................................    17,657     11,585     450,271      349,491
                                                                           -------    -------    --------     --------
 End of year ...........................................................   $24,934    $17,657    $798,027     $450,271
                                                                           =======    =======    ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................       836        593       7,972        7,208
 Units issued ..........................................................     1,030        568       2,967        2,877
 Units redeemed ........................................................      (776)      (325)     (2,271)      (2,113)
                                                                           -------    -------    --------     --------
 Units outstanding - end of year .......................................     1,090        836       8,668        7,972
                                                                           =======    =======    ========     ========

                                                                                  GLOBAL
                                                                               SUB-ACCOUNT
                                                                               December 31,
                                                                         ------------------------
                                                                             1998        1997
                                                                         ----------- ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $  7,425     $ 15,859
 Net gain (loss) on investment securities ..............................    38,427          805
                                                                          --------     --------
 Net increase (decrease) in net assets resulting from operations .......    45,852       16,664
                                                                          --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    72,962       64,272
                                                                          --------     --------
 Less cost of units redeemed:
  Administrative charges ...............................................    19,369       12,590
  Policy loans .........................................................     4,953        2,948
  Surrender benefits ...................................................     5,662        3,391
  Death benefits .......................................................       591          149
                                                                          --------     --------
                                                                            30,575       19,078
                                                                          --------     --------
  Increase (decrease) in net assets from capital unit transactions .....    42,387       45,194
                                                                          --------     --------
  Net increase (decrease) in net assets ................................    88,239       61,858
 Depositor's equity contribution (redemption) ..........................         0            0
NET ASSETS:
 Beginning of year .....................................................   145,017       83,159
                                                                          --------     --------
 End of year ...........................................................  $233,256     $145,017
                                                                          ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     8,145        5,497
 Units issued ..........................................................     5,610        5,205
 Units redeemed ........................................................    (3,588)      (2,557)
                                                                          --------     --------
 Units outstanding - end of year .......................................    10,167        8,145
                                                                          ========     ========

                                                                                STRATEGIC
                                                                              TOTAL RETURN           EMERGING GROWTH
                                                                               SUB-ACCOUNT             SUB-ACCOUNT
                                                                              December 31,             December 31,
                                                                         ----------------------- ------------------------
                                                                             1998        1997        1998        1997
                                                                         ----------- ----------- ----------- ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $  3,284    $  6,101    $  6,894     $ 13,841
 Net gain (loss) on investment securities ..............................     4,347       6,521      59,514       10,932
                                                                          --------    --------    --------     --------
 Net increase (decrease) in net assets resulting from operations .......     7,631      12,622      66,408       24,773
                                                                          --------    --------    --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    24,191      22,072      64,824       54,392
                                                                          --------    --------    --------     --------
 Less cost of units redeemed:
  Administrative charges ...............................................     7,696       6,025      19,612       14,518
  Policy loans .........................................................     2,319       1,624       5,601        3,692
  Surrender benefits ...................................................     2,587       2,044       7,688        3,986
  Death benefits .......................................................     1,047         148         368          192
                                                                          --------    --------    --------     --------
                                                                            13,649       9,841      33,269       22,388
                                                                          --------    --------    --------     --------
  Increase (decrease) in net assets from capital unit transactions .....    10,542      12,231      31,555       32,004
                                                                          --------    --------    --------     --------
  Net increase (decrease) in net assets ................................    18,173      24,853      97,963       56,777
 Depositor's equity contribution (redemption) ..........................         0           0           0            0
NET ASSETS:
 Beginning of year .....................................................    80,753      55,900     164,702      107,925
                                                                          --------    --------    --------     --------
 End of year ...........................................................  $ 98,926    $ 80,753    $262,665     $164,702
                                                                          ========    ========    ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     4,270       3,570       7,013        5,532
 Units issued ..........................................................     1,946       1,809       4,099        4,085
 Units redeemed ........................................................    (1,402)     (1,109)     (2,894)      (2,604)
                                                                          --------    --------    --------     --------
 Units outstanding - end of year .......................................     4,814       4,270       8,218        7,013
                                                                          ========    ========    ========     ========

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                                            AGGRESSIVE GROWTH
                                                                               SUB-ACCOUNT
                                                                              December 31,
                                                                         -----------------------
                                                                             1998        1997
                                                                         ----------- -----------
OPERATIONS:
 Net investment income (loss) ..........................................  $  7,851    $  7,795
 Net gain (loss) on investment securities ..............................    44,348       6,524
                                                                          --------    --------
 Net increase (decrease) in net assets resulting from operations .......    52,199      14,319
                                                                          --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    53,159      40,282
                                                                          --------    --------
 Less cost of units redeemed:
  Administrative charges ...............................................    13,960       9,888
  Policy loans .........................................................     3,522       1,926
  Surrender benefits ...................................................     4,423       2,485
  Death benefits .......................................................       248          58
                                                                          --------    --------
                                                                            22,153      14,357
                                                                          --------    --------
  Increase (decrease) in net assets from capital unit transactions .....    31,006      25,925
                                                                          --------    --------
  Net increase (decrease) in net assets ................................    83,205      40,244
 Depositor's equity contribution (redemption) ..........................         0           0
NET ASSETS:
 Beginning of year .....................................................    94,652      54,408
                                                                          --------    --------
 End of year ...........................................................  $177,857    $ 94,652
                                                                          ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     5,230       3,702
 Units issued ..........................................................     3,797       3,540
 Units redeemed ........................................................    (2,358)     (2,012)
                                                                          --------    --------
 Units outstanding - end of year .......................................     6,669       5,230
                                                                          ========    ========

                                                                               BALANCED           GROWTH & INCOME
                                                                              SUB-ACCOUNT           SUB-ACCOUNT
                                                                             December 31,          December 31,
                                                                         --------------------- ---------------------
                                                                            1998       1997        1998       1997
                                                                         ---------- ---------- ----------- ---------
OPERATIONS:
 Net investment income (loss) ..........................................  $   227    $   992     $   644    $1,214
 Net gain (loss) on investment securities ..............................      576        226        (269)      283
                                                                          -------    -------     -------    ------
 Net increase (decrease) in net assets resulting from operations .......      803      1,218         375     1,497
                                                                          -------    -------     -------    ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    5,658      4,373       8,963     3,232
                                                                          -------    -------     -------    ------
 Less cost of units redeemed:
  Administrative charges ...............................................    1,423        958       1,633       733
  Policy loans .........................................................      279        179         218       163
  Surrender benefits ...................................................      596        153         431       260
  Death benefits .......................................................       15          3          72        11
                                                                          -------    -------     -------    ------
                                                                            2,313      1,293       2,354     1,167
                                                                          -------    -------     -------    ------
  Increase (decrease) in net assets from capital unit transactions .....    3,345      3,080       6,609     2,065
                                                                          -------    -------     -------    ------
  Net increase (decrease) in net assets ................................    4,148      4,298       6,984     3,562
 Depositor's equity contribution (redemption) ..........................        0          0           0         0
NET ASSETS:
 Beginning of year .....................................................   10,716      6,418       9,063     5,501
                                                                          -------    -------     -------    ------
 End of year ...........................................................  $14,864    $10,716     $16,047    $9,063
                                                                          =======    =======     =======    ======
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................      756        526         563       422
 Units issued ..........................................................      578        472         966       352
 Units redeemed ........................................................     (344)      (242)       (553)     (211)
                                                                          -------    -------     -------    ------
 Units outstanding - end of year .......................................      990        756         976       563
                                                                          =======    =======     =======    ======

                                                                             TACTICAL ASSET
                                                                               ALLOCATION
                                                                               SUB-ACCOUNT
                                                                              December 31,
                                                                         -----------------------
                                                                             1998        1997
                                                                         ----------- -----------
OPERATIONS:
 Net investment income (loss) ..........................................  $  3,419     $ 1,913
 Net gain (loss) on investment securities ..............................    (1,087)      1,362
                                                                          --------     -------
 Net increase (decrease) in net assets resulting from operations .......     2,332       3,275
                                                                          --------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    13,703      11,386
                                                                          --------     -------
 Less cost of units redeemed:
  Administrative charges ...............................................     3,421       2,219
  Policy loans .........................................................       748         463
  Surrender benefits ...................................................       925         742
  Death benefits .......................................................       160          60
                                                                          --------     -------
                                                                             5,254       3,484
                                                                          --------     -------
  Increase (decrease) in net assets from capital unit transactions .....     8,449       7,902
                                                                          --------     -------
  Net increase (decrease) in net assets ................................    10,781      11,177
 Depositor's equity contribution (redemption) ..........................         0           0
NET ASSETS:
 Beginning of year .....................................................    29,123      17,946
                                                                          --------     -------
 End of year ...........................................................  $ 39,904     $29,123
                                                                          ========     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     1,867       1,330
 Units issued ..........................................................     1,377       1,163
 Units redeemed ........................................................      (861)       (626)
                                                                          --------     -------
 Units outstanding - end of year .......................................     2,383       1,867
                                                                          ========     =======

                                                                             C.A.S.E. GROWTH          VALUE EQUITY
                                                                               SUB-ACCOUNT             SUB-ACCOUNT
                                                                              December 31,            December 31,
                                                                         ----------------------- -----------------------
                                                                             1998        1997        1998        1997
                                                                         ----------- ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) ..........................................  $  1,475     $   994    $  2,021     $   183
 Net gain (loss) on investment securities ..............................    (1,114)       (252)     (4,683)      3,038
                                                                          --------     -------    --------     -------
 Net increase (decrease) in net assets resulting from operations .......       361         742      (2,662)      3,221
                                                                          --------     -------    --------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................     8,731       8,029       6,086      17,023
                                                                          --------     -------    --------     -------
 Less cost of units redeemed:
  Administrative charges ...............................................     2,433         970       2,846       1,257
  Policy loans .........................................................       520         146         643         542
  Surrender benefits ...................................................       295         144         401         388
  Death benefits .......................................................        60           6         165           0
                                                                          --------     -------    --------     -------
                                                                             3,308       1,266       4,055       2,187
                                                                          --------     -------    --------     -------
  Increase (decrease) in net assets from capital unit transactions .....     5,423       6,763       2,031      14,836
                                                                          --------     -------    --------     -------
  Net increase (decrease) in net assets ................................     5,784       7,505        (631)     18,057
 Depositor's equity contribution (redemption) ..........................         0         (25)          0        (230)
NET ASSETS:
 Beginning of year .....................................................    11,946       4,466      26,714       8,887
                                                                          --------     -------    --------     -------
 End of year ...........................................................  $ 17,730     $11,946    $ 26,083     $26,714
                                                                          ========     =======    ========     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................       969         413       1,916         790
 Units issued ..........................................................     1,317         931       1,748       1,772
 Units redeemed ........................................................      (869)       (375)     (1,682)       (646)
                                                                          --------     -------    --------     -------
 Units outstanding - end of year .......................................     1,417         969       1,982       1,916
                                                                          ========     =======    ========     =======

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                                      INTERNATIONAL EQUITY      U.S. EQUITY
                                                                           SUB-ACCOUNT          SUB-ACCOUNT
                                                                          December 31,          December 31,
                                                                      --------------------- --------------------
                                                                         1998      1997(a)     1998     1997(a)
                                                                      ---------- ---------- ---------- ---------
OPERATIONS:
 Net investment income (loss) .......................................   $  (32)    $   (4)   $   434    $  107
 Net gain (loss) on investment
  securities ........................................................      369         31      1,411        96
                                                                        ------     ------    -------    ------
 Net increase (decrease) in net assets resulting from operations.....      337         27      1,845       203
                                                                        ------     ------    -------    ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .............................    3,972      2,458     10,178     3,208
                                                                        ------     ------    -------    ------
 Less cost of units redeemed:
  Administrative charges ............................................      433        117        862        91
  Policy loans ......................................................      196         59        159        56
  Surrender benefits ................................................       35         14        113         9
  Death benefits ....................................................      107          0         63         0
                                                                        ------     ------    -------    ------
                                                                           771        190      1,197       156
                                                                        ------     ------    -------    ------
  Increase (decrease) in net assets from capital
   unit transactions ................................................    3,201      2,268      8,981     3,052
                                                                        ------     ------    -------    ------
  Net increase (decrease) in net assets .............................    3,538      2,295     10,826     3,255
 Depositor's equity contribution (redemption) .......................        0         (6)         0         3
NET ASSETS:
 Beginning of year ..................................................    2,289          0      3,258         0
                                                                        ------     ------    -------    ------
 End of year ........................................................   $5,827     $2,289    $14,084    $3,258
                                                                        ======     ======    =======    ======
UNIT ACTIVITY:
 Units outstanding - beginning of year ..............................      215          0        259         0
 Units issued .......................................................      767        484      1,266       393
 Units redeemed .....................................................     (493)      (269)      (606)     (134)
                                                                        ------     ------    -------    ------
 Units outstanding - end of year ....................................      489        215        919       259
                                                                        ======     ======    =======    ======

                                                                       THIRD AVENUE   REAL ESTATE
                                                                           VALUE       SECURITIES
                                                                        SUB-ACCOUNT   SUB-ACCOUNT
                                                                       December 31,   December 31,
                                                                          1998(b)       1998(c)
                                                                      -------------- -------------
OPERATIONS:
 Net investment income (loss) .......................................     $  (11)       $    (4)
 Net gain (loss) on investment
  securities ........................................................       (142)          (112)
                                                                          ------        -------
 Net increase (decrease) in net assets resulting from operations.....       (153)          (116)
                                                                          ------        -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .............................      2,932            472
                                                                          ------        -------
 Less cost of units redeemed:
  Administrative charges ............................................        138              4
  Policy loans ......................................................          8             43
  Surrender benefits ................................................         26              0
  Death benefits ....................................................          0              0
                                                                          ------        -------
                                                                             172             47
                                                                          ------        -------
  Increase (decrease) in net assets from capital
   unit transactions ................................................      2,760            425
                                                                          ------        -------
  Net increase (decrease) in net assets .............................      2,607            309
 Depositor's equity contribution (redemption) .......................        200            400
NET ASSETS:
 Beginning of year ..................................................          0              0
                                                                          ------        -------
 End of year ........................................................     $2,807        $   709
                                                                          ======        =======
UNIT ACTIVITY:
 Units outstanding - beginning of year ..............................          0              0
 Units issued .......................................................        495            113
 Units redeemed .....................................................       (191)           (29)
                                                                          ------        -------
 Units outstanding - end of year ....................................        304             84
                                                                          ======        =======

(a) The inception date of this Sub-Account was January 2, 1997.

(b) The inception date of this Sub-Account was January 2, 1998.

(c) The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                           MONEY MARKET SUB-ACCOUNT
                                                                                December 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 16.13     $ 15.45
 Income from operations:
  Net investment income (loss) ...........................................      0.70        0.68
  Net realized and unrealized gain (loss) on investment ..................      0.00        0.00
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.70        0.68
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 16.83     $ 16.13
                                                                             =======     =======
Total return (a) .........................................................     4.36%       4.37%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $24,576     $16,440
 Ratios of net investment income (loss) to average net assets (b) ........     4.24%       4.28%

                                                                                MONEY MARKET SUB-ACCOUNT
                                                                                      December 31,
                                                                           -----------------------------------
                                                                               1996        1995        1994
                                                                           ----------- ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 14.83     $ 14.19     $ 13.84
 Income from operations:
  Net investment income (loss) ...........................................      0.62        0.64        0.35
  Net realized and unrealized gain (loss) on investment ..................      0.00        0.00        0.00
                                                                             -------     -------     -------
   Net income (loss) from operations .....................................      0.62        0.64        0.35
                                                                             -------     -------     -------
Accumulation unit value, end of year .....................................   $ 15.45     $ 14.83     $ 14.19
                                                                             =======     =======     =======
Total return (a) .........................................................     4.17%       4.49%       2.58%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $12,740     $10,759     $ 9,706
 Ratios of net investment income (loss) to average net assets (b) ........     4.07%       4.37%       2.66%

                                                                           BOND SUB-ACCOUNT
                                                                             December 31,
                                                                        -----------------------
                                                                            1998        1997
                                                                        ----------- -----------
Accumulation unit value, beginning of year ............................   $ 21.12     $ 19.53
 Income from operations:
  Net investment income (loss) ........................................      1.01        1.01
  Net realized and unrealized gain (loss) on investment ...............      0.76        0.58
                                                                          -------     -------
   Net income (loss) from operations ..................................      1.77        1.59
                                                                          -------     -------
Accumulation unit value, end of year ..................................   $ 22.89     $ 21.12
                                                                          =======     =======
Total return (a) ......................................................     8.34%       8.18%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $24,934     $17,657
 Ratios of net investment income (loss) to average net assets (b) .....     4.58%       5.06%

                                                                                 BOND SUB-ACCOUNT
                                                                                   December 31,
                                                                        -----------------------------------
                                                                            1996        1995        1994
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................  $  19.67     $ 16.14    $   17.50
 Income from operations:
  Net investment income (loss) ........................................      0.99        1.05         0.89
  Net realized and unrealized gain (loss) on investment ...............     (1.13)       2.48        (2.25)
                                                                         --------     -------    ---------
   Net income (loss) from operations ..................................     (0.14)       3.53        (1.36)
                                                                         --------     -------    ---------
Accumulation unit value, end of year ..................................  $  19.53     $ 19.67    $   16.14
                                                                         ========     =======    =========
Total return (a) ......................................................   (0.75)%      21.89%      (7.77)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................  $ 11,585     $10,066    $   6,259
 Ratios of net investment income (loss) to average net assets (b) .....     5.34%       5.80%        5.57%

                                                                           GROWTH SUB-ACCOUNT
                                                                              December 31,
                                                                        -------------------------
                                                                            1998         1997
                                                                        ------------ ------------
Accumulation unit value, beginning of year ............................   $  56.48     $  48.48
 Income from operations:
  Net investment income (loss) ........................................       0.13         5.83
  Net realized and unrealized gain (loss) on investment ...............      35.46         2.17
                                                                          --------     --------
   Net income (loss) from operations ..................................      35.59         8.00
                                                                          --------     --------
Accumulation unit value, end of year ..................................   $  92.07     $  56.48
                                                                          ========     ========
Total return (a) ......................................................     63.01%       16.50%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $798,027     $450,271
 Ratios of net investment income (loss) to average net assets (b) .....      0.19%       10.84%

                                                                                  GROWTH SUB-ACCOUNT
                                                                                     December 31,
                                                                        --------------------------------------
                                                                            1996         1995         1994
                                                                        ------------ ------------ ------------
Accumulation unit value, beginning of year ............................   $  41.47     $  28.44     $  31.30
 Income from operations:
  Net investment income (loss) ........................................       2.88         3.89         0.04
  Net realized and unrealized gain (loss) on investment ...............       4.13         9.14        (2.90)
                                                                          --------     --------     --------
   Net income (loss) from operations ..................................       7.01        13.03        (2.86)
                                                                          --------     --------     --------
Accumulation unit value, end of year ..................................   $  48.48     $  41.47     $  28.44
                                                                          ========     ========     ========
Total return (a) ......................................................     16.91%       45.81%      (9.13)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $349,491     $262,467     $161,490
 Ratios of net investment income (loss) to average net assets (b) .....      6.41%       11.05%        0.16%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                                           GLOBAL SUB-ACCOUNT
                                                                                              December 31,
                                                                      ------------------------------------------------------------
                                                                          1998         1997         1996        1995      1994(c)
                                                                      ------------ ------------ ----------- ----------- ----------
Accumulation unit value, beginning of year ..........................   $  17.80     $  15.13     $ 11.95     $  9.80    $  10.00
 Income from operations:
  Net investment income (loss) ......................................       0.82         2.30        1.50        0.45        0.71
  Net realized and unrealized gain (loss) on investment .............       4.32         0.37        1.68        1.70       (0.91)
                                                                        --------     --------     -------     -------    --------
   Net income (loss) from operations ................................       5.14         2.67        3.18        2.15       (0.20)
                                                                        --------     --------     -------     -------    --------
Accumulation unit value, end of year ................................   $  22.94     $  17.80     $ 15.13     $ 11.95    $   9.80
                                                                        ========     ========     =======     =======    ========
Total return (a) ....................................................     28.86%       17.69%      26.60%      21.96%     (2.02)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...........................   $233,256     $145,017     $83,159     $37,049    $ 21,672
 Ratios of net investment income (loss) to average net assets (b) ...      3.92%       13.39%      11.09%       4.25%       8.86%

                                                                        STRATEGIC TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                                             December 31,
                                                                        -----------------------
                                                                            1998        1997
                                                                        ----------- -----------
Accumulation unit value, beginning of year ............................   $ 18.91     $ 15.66
 Income from operations:
  Net investment income (loss) ........................................      0.71        1.56
  Net realized and unrealized gain (loss) on investment ...............      0.93        1.69
                                                                          -------     -------
   Net income (loss) from operations ..................................      1.64        3.25
                                                                          -------     -------
Accumulation unit value, end of year ..................................   $ 20.55     $ 18.91
                                                                          =======     =======
Total return (a) ......................................................     8.66%      20.77%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $98,926     $80,753
Ratios of net investment income (loss) to average net assets (b) .....      3.67%       8.89%


                                                                        STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                                   December 31,
                                                                        -----------------------------------
                                                                            1996        1995        1994
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................   $ 13.74     $ 11.12    $  11.28
 Income from operations:
  Net investment income (loss) ........................................      0.82        0.68        0.18
  Net realized and unrealized gain (loss) on investment ...............      1.10        1.94       (0.34)
                                                                          -------     -------    --------
   Net income (loss) from operations ..................................      1.92        2.62       (0.16)
                                                                          -------     -------    --------
Accumulation unit value, end of year ..................................   $ 15.66     $ 13.74    $  11.12
                                                                          =======     =======    ========
Total return (a) ......................................................    13.97%      23.55%     (1.42)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $55,900     $39,648    $ 23,649
 Ratios of net investment income (loss) to average net assets (b) .....     5.76%       5.47%       1.93%

                                                                           EMERGING GROWTH
                                                                             SUB-ACCOUNT
                                                                            December 31,
                                                                      -------------------------
                                                                          1998         1997
                                                                      ------------ ------------
Accumulation unit value, beginning of year ..........................   $  23.48     $  19.51
 Income from operations:
  Net investment income (loss) ......................................       0.91         2.20
  Net realized and unrealized gain (loss) on investment .............       7.57         1.77
                                                                        --------     --------
   Net income (loss) from operations ................................       8.48         3.97
                                                                        --------     --------
Accumulation unit value, end of year ................................   $  31.96     $  23.48
                                                                        ========     ========
Total return (a) ....................................................     36.11%       20.37%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...........................   $262,665     $164,702
 Ratios of net investment income (loss) to average net assets (b) ...      3.44%       10.18%

                                                                          EMERGING GROWTH SUB-ACCOUNT
                                                                                  December 31,
                                                                      ------------------------------------
                                                                          1996         1995        1994
                                                                      ------------ ----------- -----------
Accumulation unit value, beginning of year ..........................   $  16.56     $ 11.38   $ 12.40
 Income from operations:
  Net investment income (loss) ......................................       0.82        0.65     (0.09)
  Net realized and unrealized gain (loss) on investment .............       2.13        4.53     (0.93)
                                                                        --------     -------   -------
   Net income (loss) from operations ................................       2.95        5.18     (1.02)
                                                                        --------     -------   -------
Accumulation unit value, end of year ................................   $  19.51     $ 16.56   $ 11.38
                                                                        ========     =======   =======
Total return (a) ....................................................     17.82%      45.49%   (8.18)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...........................   $107,925     $67,905   $36,687
 Ratios of net investment income (loss) to average net assets (b) ...      4.51%       4.66%   (0.86)%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                           AGGRESSIVE GROWTH
                                                                              SUB-ACCOUNT
                                                                              December 31,
                                                                        ------------------------
                                                                            1998         1997
                                                                        ------------ -----------
Accumulation unit value, beginning of year ............................   $  18.10     $ 14.70
 Income from operations:
  Net investment income (loss) ........................................       1.33        1.75
  Net realized and unrealized gain (loss) on investment ...............       7.24        1.65
                                                                          --------     -------
   Net income (loss) from operations ..................................       8.57        3.40
                                                                          --------     -------
Accumulation unit value, end of year ..................................   $  26.67     $ 18.10
                                                                          ========     =======
Total return (a) ......................................................     47.36%      23.14%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $177,857     $94,652
 Ratios of net investment income (loss) to average net assets (b) .....      6.20%      10.26%

                                                                           AGGRESSIVE GROWTH SUB-ACCOUNT
                                                                                   December 31,
                                                                        -----------------------------------
                                                                            1996        1995      1994(c)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................   $ 13.43     $  9.82   $10.00
 Income from operations:
  Net investment income (loss) ........................................      0.36        0.37    (0.06)
  Net realized and unrealized gain (loss) on investment ...............      0.91        3.24    (0.12)
                                                                          -------     -------   ------
   Net income (loss) from operations ..................................      1.27        3.61    (0.18)
                                                                          -------     -------   ------
Accumulation unit value, end of year ..................................   $ 14.70     $ 13.43   $ 9.82
                                                                          =======     =======   ======
Total return (a) ......................................................     9.46%      36.79%  (1.85)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $54,408     $32,904   $8,909
 Ratios of net investment income (loss) to average net assets (b) .....     2.65%       2.93%  (0.72)%

                                                                         BALANCED SUB-ACCOUNT
                                                                             December 31,
                                                                        -----------------------
                                                                            1998        1997
                                                                        ----------- -----------
Accumulation unit value, beginning of year ............................   $ 14.17     $ 12.21
 Income from operations:
  Net investment income (loss) ........................................      0.25        1.55
  Net realized and unrealized gain (loss) on investment ...............      0.60        0.41
                                                                          -------     -------
   Net income (loss) from operations ..................................      0.85        1.96
                                                                          -------     -------
Accumulation unit value, end of year ..................................   $ 15.02     $ 14.17
                                                                          =======     =======
Total return (a) ......................................................     5.98%      16.06%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $14,864     $10,716
 Ratios of net investment income (loss) to average net assets (b) .....     1.76%      11.62%

                                                                               BALANCED SUB-ACCOUNT
                                                                                   December 31,
                                                                        -----------------------------------
                                                                            1996        1995      1994(c)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................   $ 11.13    $   9.37    $   10.00
 Income from operations:
  Net investment income (loss) ........................................      0.36        0.37         0.22
  Net realized and unrealized gain (loss) on investment ...............      0.72        1.39        (0.85)
                                                                          -------    --------    ---------
   Net income (loss) from operations ..................................      1.08        1.76        (0.63)
                                                                          -------    --------    ---------
Accumulation unit value, end of year ..................................   $ 12.21    $  11.13    $    9.37
                                                                          =======    ========    =========
Total return (a) ......................................................     9.73%      18.73%      (6.29)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $ 6,418    $  3,795    $   2,145
 Ratios of net investment income (loss) to average net assets (b) .....     3.18%       3.59%        3.06%

                                                                            GROWTH & INCOME
                                                                              SUB-ACCOUNT
                                                                             December 31,
                                                                        -----------------------
                                                                            1998        1997
                                                                        ----------- -----------
Accumulation unit value, beginning of year ............................   $ 16.09    $  13.03
 Income from operations:
  Net investment income (loss) ........................................      0.77        2.61
  Net realized and unrealized gain (loss) on investment ...............     (0.42)       0.45
                                                                          -------    --------
   Net income (loss) from operations ..................................      0.35        3.06
                                                                          -------    --------
Accumulation unit value, end of year ..................................   $ 16.44    $  16.09
                                                                          =======    ========
Total return (a) ......................................................     2.13%      23.54%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $16,047    $  9,063
 Ratios of net investment income (loss) to average net assets (b) .....     4.83%      18.50%

                                                                            GROWTH & INCOME SUB-ACCOUNT
                                                                                   December 31,
                                                                        -----------------------------------
                                                                            1996        1995      1994(c)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................  $  11.77    $   9.49    $   10.00
 Income from operations:
  Net investment income (loss) ........................................      0.76        0.49         0.29
  Net realized and unrealized gain (loss) on investment ...............      0.50        1.79        (0.80)
                                                                         --------    --------    ---------
   Net income (loss) from operations ..................................      1.26        2.28        (0.51)
                                                                         --------    --------    ---------
Accumulation unit value, end of year ..................................  $  13.03    $  11.77    $    9.49
                                                                         ========    ========    =========
Total return (a) ......................................................    10.64%      24.14%      (5.15)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................  $  5,501    $  2,631    $   1,215
 Ratios of net investment income (loss) to average net assets (b) .....     6.38%       4.57%        3.71%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                                TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                                            December 31,
                                                                           -----------------------------------------------
                                                                               1998        1997        1996      1995(d)
                                                                           ----------- ----------- ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 15.60     $ 13.50     $ 11.90    $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      1.58        1.20        0.53        0.61
  Net realized and unrealized gain (loss) on investment ..................     (0.44)       0.90        1.07        1.29
                                                                             -------     -------     -------    --------
   Net income (loss) from operations .....................................      1.14        2.10        1.60        1.90
                                                                             -------     -------     -------    --------
Accumulation unit value, end of year .....................................   $ 16.74     $ 15.60     $ 13.50    $  11.90
                                                                             =======     =======     =======    ========
Total return (a) .........................................................     7.36%      15.55%      13.40%      19.03%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $39,904     $29,123     $17,946    $  9,446
 Ratios of net investment income (loss) to average net assets (b) ........     9.69%       8.14%       4.35%       5.47%

                                                                                   C.A.S.E. GROWTH SUB-ACCOUNT
                                                                                          December 31,
                                                                             ---------------------------------------
                                                                                 1998          1997        1996(e)
                                                                             -----------   -----------   -----------
Accumulation unit value, beginning of year ...............................     $ 12.32       $ 10.81       $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        1.24          1.51          0.37
  Net realized and unrealized gain (loss) on investment ..................       (1.05)         0.00          0.44
                                                                               -------       -------       -------
   Net income (loss) from operations .....................................        0.19          1.51          0.81
                                                                               -------       -------       -------
Accumulation unit value, end of year .....................................     $ 12.51       $ 12.32       $ 10.81
                                                                               =======       =======       =======
Total return (a) .........................................................       1.56%        14.00%         8.09%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $17,730       $11,946       $ 4,466
 Ratios of net investment income (loss) to average net assets (b) ........      10.21%        12.65%         6.11%

                                                                                    VALUE EQUITY SUB-ACCOUNT
                                                                                          December 31,
                                                                             ---------------------------------------
                                                                                 1998          1997        1996(e)
                                                                             -----------   -----------   -----------
Accumulation unit value, beginning of year ...............................    $  13.94       $ 11.25      $  10.00
 Income from operations:
  Net investment income (loss) ...........................................        0.95          0.14          0.05
  Net realized and unrealized gain (loss) on investment ..................       (1.73)         2.55          1.20
                                                                              --------       -------      --------
   Net income (loss) from operations .....................................       (0.78)         2.69          1.25
                                                                              --------       -------      --------
Accumulation unit value, end of year .....................................    $  13.16       $ 13.94      $  11.25
                                                                              ========       =======      ========
Total return (a) .........................................................     (5.63)%        23.93%        12.51%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................    $ 26,083       $26,714      $  8,887
 Ratios of net investment income (loss) to average net assets (b) ........       6.84%         1.05%         0.77%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                              INTERNATIONAL EQUITY            U.S. EQUITY
                                                                                   SUB-ACCOUNT                SUB-ACCOUNT
                                                                                  December 31,               December 31,
                                                                             -----------------------   -------------------------
                                                                                1998        1997(f)        1998        1997(f)
                                                                             ----------   ----------   -----------   -----------
Accumulation unit value, beginning of year ...............................  $ 10.65      $ 10.00         $ 12.59      $  10.00
 Income from operations:
  Net investment income (loss) ...........................................    (0.09)       (0.03)           0.73          0.99
  Net realized and unrealized gain (loss) on investment ..................     1.36         0.68            2.01          1.60
                                                                            -------      -------         -------      --------
   Net income (loss) from operations .....................................     1.27         0.65            2.74          2.59
                                                                            -------      -------         -------      --------
Accumulation unit value, end of year .....................................  $ 11.92      $ 10.65         $ 15.33      $  12.59
                                                                            =======      =======         =======      ========
Total return (a) .........................................................   11.84%        6.54%          21.78%        25.89%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................  $ 5,827      $ 2,289         $14,084      $  3,258
 Ratios of net investment income (loss) to average net assets (b) ........  (0.81)%      (0.28)%           5.30%         8.28%

                                                                     THIRD AVENUE   REAL ESTATE
                                                                         VALUE       SECURITIES
                                                                      SUB-ACCOUNT   SUB-ACCOUNT
                                                                     December 31,   December 31,
                                                                        1998(g)       1998(h)
                                                                    -------------- -------------
Accumulation unit value, beginning of year ......................  $   10.00       $  10.00
 Income from operations:
  Net investment income (loss) ..................................     (0.05)         (0.05)
  Net realized and unrealized gain (loss) on investment .........     (0.72)         (1.49)
                                                                   --------       --------
   Net income (loss) from operations ............................     (0.77)         (1.54)
                                                                   --------       --------
Accumulation unit value, end of year ............................  $   9.23        $  8.46
                                                                   ========       ========
Total return (a) ................................................   (7.67)%       (15.44)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .......................  $  2,807        $   709
 Ratios of net investment income (loss) to average net assets (b)   (0.52)%        (0.90)%

NOTES TO FINANCIAL HIGHLIGHTS:
* Per unit information has been computed using average units outstanding throughout each period.

(a)     Not annualized for periods less than one year.
(b)     Annualized for periods less than one year.
(c)     The inception date of this Sub-Account was March 1, 1994.
(d)     The inception date of this Sub-Account was January 3, 1995.
(e)     The inception date of this Sub-Account was May 1, 1996.
(f)     The inception date of this Sub-Account was January 2, 1997.
(g)     The inception date of this Sub-Account was January 2, 1998.
(h)     The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains sixteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

     The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.

     On January 2, 1998 and May 1, 1998, WRL made initial contributions totaling $600,000 to the Life Account. The respective amounts of the contributions and units received are as follows:

     SUB-ACCOUNT                         CONTRIBUTION     UNITS
     -----------                        --------------   -------
     Third Avenue Value .............      $200,000      20,000
     Real Estate Securities .........      $400,000      40,000

     The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

     The following significant accounting policies, which are in conformity with generally accepted accounting principles, have been consistently applied in the preparation of the Trust's financial statements. The preparation of financial statements required management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

     Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

                            WRL SERIES LIFE ACCOUNT
                 NOTES TO THE FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 1998

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
        POLICIES--(CONTINUED)

B. FEDERAL INCOME TAXES

     The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for federal income taxes has been made.

NOTE 2. CHARGES AND DEDUCTIONS

     Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

     Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the sub-accounts. Thereafter, monthly administrative and cost of insurance charges are deducted from the policies. Contingent surrender charges also apply.

     Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may be subject to contingent surrender charges.

     Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

     A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3. DIVIDENDS AND DISTRIBUTIONS

     Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

                            WRL SERIES LIFE ACCOUNT
                 NOTES TO THE FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 1998

NOTE 4. SECURITIES TRANSACTIONS

     Securities transactions for the year ended December 31, 1998 are as follows (in thousands):

                                               PURCHASE         PROCEEDS
    SUB-ACCOUNT:                            OF SECURITIES     OF SECURITIES
    ------------                           ---------------   --------------
    Money Market .......................       $54,231           $46,140
    Bond ...............................        14,451             7,857
    Growth .............................        72,758            20,484
    Global .............................        59,238             9,357
    Strategic Total Return .............        17,619             3,754
    Emerging Growth ....................        49,088            10,679
    Aggressive Growth ..................        44,611             5,689
    Balanced ...........................         4,604             1,017
    Growth & Income ....................        10,694             3,411
    Tactical Asset Allocation ..........        14,060             2,009
    C.A.S.E. Growth ....................         9,433             2,525
    Value Equity .......................        13,179             9,081
    International Equity ...............         6,220             3,048
    U.S. Equity ........................        12,496             3,076
    Third Avenue Value (a) .............         3,849               906
    Real Estate Securities (b) .........         1,047               226

(a) The inception date of this Sub-Account was January 2, 1998.

(b) The inception date of this Sub-Account was May 1, 1998.

                            WRL SERIES LIFE ACCOUNT
                 NOTES TO THE FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 1998

NOTE 5. OTHER MATTERS

     At December 31, 1998 net unrealized appreciation (depreciation) on investments was as follows (in thousands):

    SUB-ACCOUNT
    -----------
    Money Market ......................    $      0
    Bond ..............................         402
    Growth ............................     374,036
    Global ............................      43,882
    Strategic Total Return ............      17,020
    Emerging Growth ...................      85,696
    Aggressive Growth .................      50,985
    Balanced ..........................         991
    Growth & Income ...................        (177)
    Tactical Asset Allocation .........         973
    C.A.S.E. Growth ...................      (1,524)
    Value Equity ......................      (2,759)
    International Equity ..............         119
    U.S. Equity .......................       1,068
    Third Avenue Value ................        (103)
    Real Estate Securities ............         (76)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                         BALANCE SHEET - STATUTORY BASIS
                              AS OF MARCH 31, 1999
                            (IN THOUSANDS)(UNAUDITED)

ADMITTED ASSETS
  Cash and invested assets:
  Cash and short-term investments                                     $   28,797
  Bonds                                                                  169,409
  Common stock, at market                                                  4,317
  Mortgage loans on real estate                                            9,864
  Home office properties, at cost less accumulated
    Depreciation                                                          34,866
  Investment real estate                                                  11,276
  Policy loans                                                           126,519
                                                                      ----------
Total cash and invested assets                                           385,048

Premiums deferred and uncollected                                            972
Accrued investment income                                                  2,778
Transfers from separate accounts                                         379,070
Cash surrender value of life insurance policies                           45,972
Other assets                                                              15,817
Separate account assets                                                7,868,017
                                                                      ----------
Total admitted assets                                                 $8,697,674
                                                                      ==========

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life                                                              $  244,711
    Annuity                                                              264,042
  Policy and contract claim reserves                                       9,077
  Other policyholders' funds                                              30,682
  Remittances and items not allocated                                     20,913
  Federal income taxes payable                                             4,326
  Asset valuation reserve                                                  5,951
  Interest maintenance reserve                                             9,669
  Payable to affiliate                                                    42,704
  Other liabilities                                                       47,736
  Separate account liabilities                                         7,866,790
                                                                      ----------
Total liabilities                                                      8,546,601

Capital and surplus:
  Common stock, $1.00 par value, 1,500 shares
    Authorized, issued and outstanding                                     1,500
  Paid-in surplus                                                        120,107
  Unassigned surplus                                                      29,466
                                                                      ----------
Total capital and surplus                                                151,073
                                                                      ----------
Total liabilities and capital and surplus                             $8,697,674
                                                                      ==========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    STATEMENT OF OPERATIONS - STATUTORY BASIS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                            (IN THOUSANDS)(UNAUDITED)

Revenues:
  Premiums and other considerations, net of reinsurance
    Life                                                              $ 127,436
    Annuity                                                             229,954
  Net investment income                                                  10,546
  Amortization of interest maintenance reserve                              479
  Commissions and expense allowances on
    Reinsurance ceded                                                     7,053
  Other income                                                           33,428
                                                                      ---------
                                                                        408,896
Benefits and expenses:
  Benefits paid or provided for:
    Life                                                                  8,134
    Surrender benefits                                                  168,890
    Other benefits                                                        7,374
    Increase (decrease) in aggregate reserves for
      policies and contracts:
      Life                                                               13,115
      Annuity                                                            (1,376)
      Other                                                              (1,851)
                                                                      ---------
                                                                        194,286
Insurance expenses:
  Commissions                                                            56,843
  General insurance expenses                                             27,550
  Taxes, licenses and fees                                                4,577
  Transfer to separate accounts                                         114,019
  Other expenses                                                            (29)
                                                                      ---------
                                                                        202,960
                                                                      ---------
                                                                        397,246
                                                                      ---------
Gain from operations before federal income
  tax expense and realized capital losses on
  investments                                                            11,650

Federal income tax expense                                                4,078
                                                                      ---------
Gain from operations before realized
  capital losses on investments                                           7,572

Net realized capital losses on investments
 (net of related federal income tax
 and amounts transferred to interest
 maintenance reserve)                                                       (57)
                                                                      ---------
Net gain                                                              $   7,515
                                                                      =========


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
          STATEMENT OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS
                            (IN THOUSANDS)(UNAUDITED)

                                                                               TOTAL
                                                                              CAPITAL
                                        COMMON     PAID-IN      UNASSIGNED      AND
                                         STOCK     SURPLUS        SURPLUS     SURPLUS
                                        ------     --------     ----------    --------
Balance at January 1,1999               $1,500     $120,107      $21,973      $143,580
  Net gain                                   0            0        7,515         7,515
  Net unrealized gains                       0            0        3,229         3,229
  Change in non-admitted assets              0            0         (148)         (148)
  Change in asset valuation reserve          0            0       (3,102)       (3,102)
  Change in surplus in separate
    accounts                                 0            0          510           510
  Other adjustments                          0            0         (511)         (511)
                                        ------     --------      -------      --------
Balance at March 31, 1999               $1,500     $120,107      $29,466      $151,073
                                        ======     ========      =======      ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    STATEMENT OF CASH FLOW - STATUTORY BASIS
                    FOR THE THREE MONTHS ENDED MARCH 31,1999
                            (IN THOUSANDS)(UNAUDITED)

OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance                 $ 398,349
Net investment income                                                    10,276
Life and accident and health claims                                      (8,137)
Surrender benefits to policyholders                                    (168,890)
Other benefits to policyholders                                          (7,859)
Commissions, other expenses and other taxes                             (86,407)
Federal income taxes, excluding tax on capital gains                     (5,716)
Other, net                                                                 (663)
Net transfers to separate accounts                                     (133,940)
                                                                      ---------
   Net cash used in operating activities                                 (2,987)

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds and preferred stocks                                            23,658
   Mortgage loans on real estate                                             51
                                                                      ---------
                                                                         23,709

Cost of investments acquired:
   Bonds and preferred stocks                                             7,677
   Real estate                                                              283
   Policy loans                                                          13,573
                                                                      ---------
                                                                         21,533
                                                                      ---------
Net cash provided by investing activities                                 2,176
                                                                      ---------

FINANCING ACTIVITIES
Borrowed money                                                          (44,200)
                                                                      ---------
Net cash used in financing activities                                   (44,200)

Decrease in cash and short-term investments                             (45,011)

Cash and short-term investments at beginning of year                     73,808
                                                                      ---------
Cash and short-term investments at end of year                        $  28,797
                                                                      =========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                            (IN THOUSANDS)(UNAUDITED)

1. BASIS OF PRESENTATION

The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ended December 31, 1999. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 1998.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                           /s/ ERNST & YOUNG LLP


Des Moines, Iowa
February 19, 1999

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                         DECEMBER 31,
                                                                  ---------------------------
                                                                      1998           1997
                                                                  ------------   ------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ..............................   $   73,808     $   13,896
 Bonds ........................................................      184,697        255,919
 Common stocks:
  Affiliated entities (cost: 1998 - $243; 1997 - $150).........          704            319
  Other (cost: 1998 and 1997 - $302)...........................          384            428
 Mortgage loans on real estate ................................        9,916          4,824
  Home office properties ......................................       34,583         19,964
  Investment properties .......................................       11,594             --
  Policy loans ................................................      112,982         76,741
  Other invested assets .......................................          396             --
                                                                  ----------     ----------
Total cash and invested assets ................................      429,064        372,091
Premiums deferred and uncollected .............................          900          1,928
Accrued investment income .....................................        2,867          4,088
Transfers from separate accounts ..............................      350,633        279,958
Cash surrender value of life insurance policies ...............       45,445             --
Other assets ..................................................        9,239          5,221
Separate account assets .......................................    6,999,290      4,814,594
                                                                  ----------     ----------
Total admitted assets .........................................   $7,837,438     $5,477,880
                                                                  ==========     ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                                              DECEMBER 31,
                                                      -----------------------------
                                                           1998            1997
                                                      -------------   -------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ............................................    $  231,596      $  186,523
  Annuity .........................................       265,418         296,290
 Policy and contract claim reserves ...............         9,233          10,929
 Other policyholders' funds .......................        38,080           3,877
 Remittances and items not allocated ..............        20,569           9,184
 Federal income taxes payable .....................         5,716           2,283
 Asset valuation reserve ..........................         2,848           2,436
 Interest maintenance reserve .....................         9,684           9,134
 Short-term note payable to affiliate .............        44,200           8,200
 Payable to affiliate .............................        37,907           1,925
 Other liabilities ................................        31,151          19,257
 Separate account liabilities .....................     6,997,456       4,812,979
                                                       ----------      ----------
Total liabilities .................................     7,693,858       5,363,017
Commitments and contingencies
Capital and surplus:
 Common stock, $1.00 par value, 1,500 shares
   authorized, issued and outstanding .............         1,500           1,500
 Paid-in surplus ..................................       120,107          88,015
 Unassigned surplus ...............................        21,973          25,348
                                                       ----------      ----------
Total capital and surplus .........................       143,580         114,863
                                                       ----------      ----------
Total liabilities and capital and surplus .........    $7,837,438      $5,477,880
                                                       ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                                       DECEMBER 31,
                                                                         -----------------------------------------
                                                                              1998          1997          1996
                                                                         ------------- ------------- -------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life .................................................................  $  476,053    $  394,370    $  293,590
  Annuity ..............................................................     794,841       822,149       740,125
 Net investment income .................................................      36,315        40,013        36,067
 Amortization of interest maintenance reserve ..........................         744         1,576         1,335
 Commissions and expense allowances on reinsurance ceded ...............      15,333            11            11
 Other income ..........................................................      67,751         3,016        13,398
                                                                          ----------    ----------    ----------
                                                                           1,391,037     1,261,135     1,084,526
Benefits and expenses:
 Benefits paid or provided for:
  Life .................................................................      42,982        28,060        21,256
  Surrender benefits ...................................................     551,528       431,939       286,406
  Other benefits .......................................................      31,280        28,112        23,270
  Increase (decrease) in aggregate reserves for policies
    and contracts:
   Life ................................................................      42,940        29,485        80,139
   Annuity .............................................................     (30,872)      (35,940)       12,877
   Other ...............................................................      32,178           794           422
                                                                          ----------    ----------    ----------
                                                                             670,036       482,450       424,370
 Insurance expenses:
  Commissions ..........................................................     205,939       179,106       140,261
  General insurance expenses ...........................................     102,611        70,546        47,406
  Taxes, licenses and fees .............................................      15,545        13,101        10,848
  Net transfer to separate accounts ....................................     402,618       519,214       452,471
  Other expenses .......................................................          59            21            60
                                                                          ----------    ----------    ----------
                                                                             726,772       781,988       651,046
                                                                          ----------    ----------    ----------
                                                                           1,396,808     1,264,438     1,075,416
                                                                          ----------    ----------    ----------
Gain (loss) from operations before federal income taxes (benefit) and
 realized capital gains (losses) on investments ........................      (5,771)       (3,303)        9,110
Federal income tax expense (benefit) ...................................        (347)          469         9,297
                                                                          ----------    ----------    ----------
Loss from operations before realized capital gains
 (losses) on investments ...............................................      (5,424)       (3,772)         (187)
Net realized capital gains (losses) on investments (net of
 related federal income taxes and amounts transferred to interest
 maintenance reserve) ..................................................       1,494           747          (811)
                                                                          ----------    ----------    ----------
Net loss ...............................................................  $   (3,930)   $   (3,025)   $     (998)
                                                                          ==========    ==========    ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                                                TOTAL
                                                                                               CAPITAL
                                                           COMMON    PAID-IN    UNASSIGNED       AND
                                                            STOCK    SURPLUS      SURPLUS      SURPLUS
                                                          -------- ----------- ------------ ------------
Balance at January 1, 1996 ..............................  $1,500   $ 68,015     $ 28,424     $ 97,939
 Net loss for 1996 ......................................      --         --         (998)        (998)
 Net unrealized capital gains ...........................      --         --        1,294        1,294
 Change in non-admitted assets ..........................      --         --          199          199
 Change in asset valuation reserve ......................      --         --         (120)        (120)
 Change in surplus in separate accounts .................      --         --          237          237
 Change in reserve valuation ............................      --         --       (2,995)      (2,995)
                                                           ------   --------     --------     --------
Balance at December 31, 1996 ............................   1,500     68,015       26,041       95,556
 Net loss for 1997 ......................................      --         --       (3,025)      (3,025)
 Change in non-admitted assets ..........................      --         --         (702)        (702)
 Change in asset valuation reserve ......................      --         --        3,274        3,274
 Change in surplus in separate accounts .................      --         --       (2,115)      (2,115)
 Change in reserve valuation ............................      --         --       (1,872)      (1,872)
 Capital contribution ...................................      --     20,000           --       20,000
 Tax effect of capital loss carry-forward utilized by
   affiliates ...........................................      --         --        3,747        3,747
                                                           ------   --------     --------     --------
Balance at December 31, 1997 ............................   1,500     88,015       25,348      114,863
 Net loss for 1998 ......................................      --         --       (3,930)      (3,930)
 Net unrealized capital gains ...........................      --         --          248          248
 Change in non-admitted assets ..........................      --         --       (1,815)      (1,815)
 Change in asset valuation reserve ......................      --         --         (412)        (412)
 Change in surplus in separate accounts .................      --         --         (341)        (341)
 Change in reserve valuation ............................      --         --       (2,132)      (2,132)
 Capital contribution ...................................      --     32,092           --       32,092
 Settlement of prior period tax returns .................      --         --          353          353
 Tax benefits on stock options exercised ................      --         --        4,654        4,654
                                                           ------   --------     --------     --------
Balance at December 31, 1998 ............................  $1,500   $120,107     $ 21,973     $143,580
                                                           ======   ========     ========     ========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                                                                           DECEMBER 31,
                                                             -----------------------------------------
                                                                  1998          1997          1996
                                                             ------------- ------------- -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ......  $1,356,732    $1,223,898    $1,046,548
Net investment income ......................................      38,294        43,802        38,666
Life and accident and health claims ........................     (44,426)      (26,005)      (20,655)
Surrender benefits and other fund withdrawals ..............    (551,528)     (431,939)     (286,406)
Other benefits to policyholders ............................     (31,231)      (28,147)      (22,129)
Commissions, other expenses and other taxes ................    (326,080)     (262,901)     (196,373)
Net transfers to separate accounts .........................    (461,982)     (596,347)     (658,326)
Federal income taxes received (paid) .......................      11,956         5,006        (9,449)
Interest paid ..............................................          --          (731)           --
Other, net .................................................      (7,109)      (14,901)       28,325
                                                              ----------    ----------    ----------
Net cash used in operating activities ......................     (15,374)      (88,265)      (79,799)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ................................     143,449       146,963       122,820
 Mortgage loans on real estate .............................         221         2,116           132
 Real estate ...............................................          --            --         4,304
 Other .....................................................          --            --           175
                                                              ----------    ----------    ----------
                                                                 143,670       149,079       127,431
Cost of investments acquired ...............................
 Bonds and preferred stocks ................................     (68,202)      (40,418)      (26,826)
 Common stocks .............................................         (93)         (150)           (4)
 Mortgage loans on real estate .............................      (5,313)         (891)           --
 Real estate ...............................................     (26,213)      (12,002)       (7,837)
 Policy loans ..............................................     (36,241)      (24,137)      (15,479)
 Other .....................................................        (414)           --            (5)
                                                              ----------    ----------    -----------
                                                                (136,476)      (77,598)      (50,151)
                                                              ----------    ----------    ----------
Net cash provided by investing activities ..................       7,194        71,481        77,280
FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate ...........      36,000         8,200            --
Capital contribution .......................................      32,092        20,000            --
                                                              ----------    ----------    ----------
Net cash provided by financing activities ..................      68,092        28,200            --
                                                              ----------    ----------    ----------
Increase (decrease) in cash and short-term investments .....      59,912        11,416        (2,519)
Cash and short-term investments at beginning of year .......      13,896         2,480         4,999
                                                              ----------    ----------    ----------
Cash and short-term investments at end of year .............  $   73,808    $   13,896    $    2,480
                                                              ==========    ==========    ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

     Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve
(IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 1998, 1997 and 1996, net realized capital gains of $1,294, $3,259 and $2,394, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $744, $1,576 and $1,335 for the years ended December 31, 1998, 1997 and 1996, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1998, 1997 and 1996, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,240,858, $1,164,013 and $997,513 in 1998, 1997 and 1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

     The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                  DECEMBER 31,
                                               ---------------------------------------------------
                                                         1998                      1997
                                               ------------------------- -------------------------
                                                 CARRYING                  CARRYING
                                                   VALUE     FAIR VALUE      VALUE     FAIR VALUE
                                               ------------ ------------ ------------ ------------
    ADMITTED ASSETS
    Cash and short-term investments ..........  $   73,808   $   73,808   $   13,896   $   13,896
    Bonds ....................................     184,697      192,556      255,919      267,763
    Common stocks, other than affiliates .....         384          384          428          428
    Mortgage loans on real estate ............       9,916       10,390        4,824        5,143
    Policy loans .............................     112,982      112,982       76,741       76,741
    Separate account assets ..................   6,999,290    6,999,290    4,814,594    4,814,594

    LIABILITIES
    Investment contract liabilities ..........     297,349      294,105      280,121      276,113
    Separate account annuities ...............   5,096,680    5,038,296    3,615,255    3,565,557

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS

     The carrying value and estimated fair value of investments in debt securities are as follows:

                                                                GROSS        GROSS     ESTIMATED
                                                  CARRYING   UNREALIZED   UNREALIZED     FAIR
                                                    VALUE       GAINS       LOSSES       VALUE
                                                 ---------- ------------ ------------ ----------
    DECEMBER 31, 1998
    Bonds:
     United States Government and agencies .....  $  4,749     $    83      $   --     $  4,832
     State, municipal and other government .....     3,234         117          --        3,351
     Public utilities ..........................    18,792         818         251       19,359
     Industrial and miscellaneous ..............    96,332       6,685         577      102,440
     Mortgage-backed securities ................    61,590       1,235         251       62,574
                                                  --------     -------      ------     --------
    Total bonds ................................  $184,697     $ 8,938       1,079     $192,556
                                                  ========     =======      ======     ========
    DECEMBER 31, 1997
    Bonds:
     United States Government and agencies .....  $  3,675     $     9      $   30     $  3,654
     State, municipal and other government .....     3,855         360          --        4,215
     Public utilities ..........................    15,794         904         403       16,295
     Industrial and miscellaneous ..............   121,513       7,700         710      128,503
     Mortgage-backed securities ................   111,082       4,198         184      115,096
                                                  --------     -------      ------     --------
    Total bonds ................................  $255,919     $13,171      $1,327     $267,763
                                                  ========     =======      ======     ========

     The carrying value and fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                         ESTIMATED
                                                            CARRYING       FAIR
                                                              VALUE        VALUE
                                                           ----------   ----------
    Due in one year or less ............................    $  2,706     $  2,743
    Due one through five years .........................      61,340       64,696
    Due five through ten years .........................      43,233       45,352
    Due after ten years ................................      15,828       17,191
                                                            --------     --------
                                                             123,107      129,982
    Mortgage and other asset backed securities .........      61,590       62,574
                                                            --------     --------
                                                            $184,697     $192,556
                                                            ========     ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS--(CONTINUED)

     A detail of net investment income is presented below:

                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                   1998         1997         1996
                                                                ----------   ----------   ----------
    Interest on bonds .......................................    $ 17,150     $ 25,723     $ 33,969
    Dividends on equity investments from subsidiary .........      13,233       10,855           --
    Interest on mortgage loans ..............................         499          478          559
    Rental income on real estate ............................       2,839        1,371          919
    Interest on policy loans ................................       6,241        4,656        3,339
    Other investment income .................................         540           26            9
                                                                 --------     --------     --------
    Gross investment income .................................      40,502       43,109       38,795
    Investment expenses .....................................      (4,187)      (3,096)      (2,728)
                                                                 --------     --------     --------
    Net investment income ...................................    $ 36,315     $ 40,013     $ 36,067
                                                                 ========     ========     ========

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                              YEAR ENDED DECEMBER 31,
                                      ---------------------------------------
                                          1998          1997          1996
                                      -----------   -----------   -----------
    Proceeds ......................    $143,449      $146,963      $122,820
                                       ========      ========      ========
    Gross realized gains ..........    $  4,641      $  3,921      $  2,984
    Gross realized losses .........         899           626           791
                                       --------      --------      --------
    Net realized gains ............    $  3,742      $  3,295      $  2,193
                                       ========      ========      ========

     At December 31, 1998, bonds with an aggregate carrying value of $4,297 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS--(CONTINUED)

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                                 REALIZED
                                                                 -----------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                     1998          1997           1996
                                                                 ------------   ----------   -------------
    Debt securities ..........................................     $  3,742       $3,295       $   2,193
    Real estate ..............................................           --           --            (606)
    Other invested assets ....................................          (18)          --              (4)
                                                                   --------       ------       ---------
                                                                      3,724        3,295           1,583
    Tax expense ..............................................         (936)        (711)             --
    Transfer to interest maintenance reserve .................       (1,294)      (3,259)         (2,394)
                                                                   --------       ------       ---------
    Net realized gains (losses) ..............................     $  1,494       $  747       $    (811)
                                                                   ========       ======       =========

                                                                           CHANGE IN UNREALIZED
                                                                 -----------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                     1998          1997           1996
                                                                 ------------   ----------   -------------
    Debt securities ..........................................     $ (3,985)      $ (896)      $ (14,442)
    Common stock .............................................          248           --             (66)
                                                                   --------       ------       ---------
    Change in unrealized appreciation (depreciation) .........     $ (3,737)      $ (896)      $ (14,508)
                                                                   ========       ======       =========

     Gross unrealized gains (losses) on common stocks were as follows:

                                              REALIZED
                                     ---------------------------
                                       YEAR ENDED DECEMBER 31,
                                     ---------------------------
                                       1998      1997      1996
                                     --------   ------   -------
    Unrealized gains .............    $ 579      $295     $295
    Unrealized losses ............      (36)       --       --
                                      -----      ----     ----
    Net unrealized gains .........    $ 543      $295     $295
                                      =====      ====     ====

     During 1998, the Company issued one mortgage loan with an interest rate of 6.71%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 75%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

     During 1998, 1997 and 1996, no mortgage loans were foreclosed and transferred to real estate. During 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $112 and $54, respectively.

     At December 31, 1998, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

4. REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                          1998            1997            1996
                                     -------------   -------------   -------------
    Direct premiums ..............    $1,345,752      $1,219,271      $1,034,757
    Reinsurance assumed ..........           461           2,389           2,063
    Reinsurance ceded ............       (75,319)         (5,141)         (3,105)
                                      ----------      ----------      ----------
    Net premiums earned ..........    $1,270,894      $1,216,519      $1,033,715
                                      ----------      ----------      ----------

     The Company received reinsurance recoveries in the amount of $5,260, $2,288 and $2,156 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,003 and $2,721, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,849 and $1,369, respectively.

5. INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

5. INCOME TAXES--(CONTINUED)

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before income taxes (benefit) and realized capital gains (losses) on investments for the following reasons:

                                                                            1998           1997          1996
                                                                        ------------   ------------   ---------
    Computed tax (benefit) at federal statutory rate (35%) ..........     $ (2,019)      $ (1,156)     $3,189
    Deferred acquisition costs -- tax basis .........................        9,672          9,164       7,172
    Tax reserve valuation ...........................................        1,513           (194)       (696)
    Excess tax depreciation .........................................         (442)          (127)        (65)
    Amortization of IMR .............................................         (260)          (552)       (467)
    Dividend received deduction .....................................       (6,657)        (5,326)         --
    Prior year over-accrual .........................................       (2,322)        (1,541)         (9)
    Other, net ......................................................          168            201         173
                                                                          --------       --------      ------
    Federal income tax expense (benefit) ............................     $   (347)      $    469      $9,297
                                                                          --------       --------      ------

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.

     In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                            DECEMBER 31,
                                                           ----------------------------------------------
                                                                    1998                    1997
                                                           ----------------------- ----------------------
                                                                          PERCENT                PERCENT
                                                              AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                                           ------------ ---------- ------------ ---------
    Subject to discretionary withdrawal with market value
      adjustment .........................................  $   12,810              $   13,812       1%
    Subject to discretionary withdrawal at book value less
      surrender charge ...................................      76,289        1%        68,376       2
    Subject to discretionary withdrawal at market value ..   5,096,680       94      3,615,255      91
    Subject to discretionary withdrawal at book value
      (minimal or no charges or adjustments) .............     210,270        4        201,457       5
    Not subject to discretionary withdrawal provision ....      15,681        1         16,572       1
                                                            ----------      ---     ----------     ---
                                                             5,411,730      100%     3,915,472     100%
                                                                            ===                    ===
    Less reinsurance ceded ...............................       1,131                      --
                                                            ----------              ----------
    Total policy reserves on annuities and deposit fund
      liabilities ........................................  $5,410,599              $3,915,472
                                                            ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                         1998            1997            1996
                                                                    -------------   -------------   -------------
    Transfers as reported in the summary of operations of the
      separate accounts statement:
     Transfers to separate accounts .............................    $1,240,858      $1,164,013      $  997,513
     Transfers from separate accounts ...........................       847,507         646,477         339,523
                                                                     ----------      ----------      ----------
    Net transfers to separate accounts ..........................       393,351         517,536         657,990
    Reconciling adjustments -- change in accruals for
      investment management, administration fees and
      contract guarantees, and separate account surplus .........         9,267           1,678        (205,519)
                                                                     ----------      ----------      ----------
    Transfers as reported in the summary of operations of the
      life, accident and health annual statement ................    $  402,618      $  519,214      $  452,471
                                                                     ==========      ==========      ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                      GROSS      LOADING       NET
                                                    ---------   ---------   ---------
    DECEMBER 31, 1998
    Ordinary direct renewal business ............    $1,101        $201      $  900
                                                     ------        ----      ------
                                                     $1,101        $201      $  900
                                                     ======        ====      ======
    DECEMBER 31, 1997
    Ordinary direct first year business .........    $    2        $  1      $    1
    Ordinary direct renewal business ............     1,350         140       1,210
    Group life direct business ..................       717          --         717
                                                     ------        ----      ------
                                                     $2,069        $141      $1,928
                                                     ======        ====      ======

     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132, $1,872 and $2,995 was made for the years ended December 31, 1998, 1997 and 1996, respectively, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the lesser of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $14,657.

8. RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

8. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

compensation during the highest five consecutive years of employment. Pension expense aggregated $917, $659 and $581 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $632, $448 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $99 and $98 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996,

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

9. RELATED PARTY TRANSACTIONS--(CONTINUED)

the Company paid $12,763, $10,040 and $10,038, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1998, 1997 and 1996, the Company received $5,125, $4,395 and $3,271, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $33,449 and $1,925 at December 31, 1998 and 1997, respectively.

     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 4.74% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,090, $364 and $138, respectively, to affiliates.

     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

     At December 31, 1998 and 1997, the Company had short-term note payables to an affiliate of $44,200 and $8,200, respectively. Interest on these notes ranged from 5.13% to 5.54% at December 31, 1998 and was 5.60% at December 31. 1997.

     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1998, the cash surrender value of these policies is $45,445.

10. COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,489 and $4,007 and an offsetting premium tax benefit of $828 and $1,070 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(74), $0 and $212 at December 31, 1998, 1997 and 1996, respectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

11. YEAR 2000 (UNAUDITED)

     The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

     The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

     The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

     The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

     The Company does have some exposure to date sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

11. YEAR 2000 (UNAUDITED)--(CONTINUED)

industries that may be equipment intensive, like manufacturing, the Company is a life insurance and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond.

     For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

     The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)

12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME

     The following table reconciles capital and surplus and net income as reported in the Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                                              YEAR ENDED
                                                          DECEMBER 31,       DECEMBER 31,
                                                              1998               1998
                                                         --------------   ------------------
                                                          TOTAL CAPITAL
                                                           AND SURPLUS     NET INCOME/(LOSS)
                                                         --------------   ------------------
    Amounts reported in Annual Statement .............      $148,038           $    528
    Adjustment to federal income tax benefit .........        (4,458)            (4,458)
                                                            --------           --------
    Amounts reported herein ..........................      $143,580           $ (3,930)
                                                            ========           ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       SUMMARY OF INVESTMENTS OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1998

SCHEDULE I

                                                                                               AMOUNT AT WHICH
                                                                                                SHOWN IN THE
TYPE OF INVESTMENT                                                 COST (1)        VALUE        BALANCE SHEET
------------------                                               ------------   -----------   ----------------
  FIXED MATURITIES
  Bonds:
   United States Government and government
     agencies and authorities ................................    $  19,899      $ 20,673         $  19,899
   States, municipalities and political subdivisions .........        6,676         6,930             6,676
   Public utilities ..........................................       18,792        19,359            18,792
   All other corporate bonds .................................      139,330       145,594           139,330
                                                                  ---------      --------         ---------
  Total fixed maturities .....................................      184,697       192,556           184,697
  EQUITY SECURITIES
  Common stocks:
   Affiliated entities .......................................          243                             704
   Industrial, miscellaneous and all other ...................          302                             384
                                                                  ---------                       ---------
  Total equity securities ....................................          545                           1,088
  Mortgage loans on real estate ..............................        9,916                           9,916
  Real estate ................................................       34,583                          34,583
  Policy loans ...............................................      112,982                         112,982
  Other invested assets ......................................          396                             396
  Cash and short-term investments ............................       73,808                          73,808
  Investment properties ......................................       11,594                          11,594
                                                                  ---------                       ---------
  Total investments ..........................................    $ 429,655                       $ 429,064
                                                                  =========                       =========

----------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                                                               BENEFITS,
                                                                                                CLAIMS,
                                    FUTURE POLICY    POLICY AND                      NET      LOSSES AND      OTHER
                                     BENEFITS AND     CONTRACT       PREMIUM     INVESTMENT   SETTLEMENT    OPERATING
                                       EXPENSES     LIABILITIES      REVENUE       INCOME*     EXPENSES     EXPENSES*
                                   --------------- ------------- -------------- ------------ ------------ ------------
  YEAR ENDED DECEMBER 31, 1998
  Individual life ................    $ 221,050       $  8,624    $   474,120     $  9,884    $ 122,542    $ 230,368
  Group life .....................       10,546            100          1,933          723        1,962        2,281
  Annuity ........................      265,418            509        794,841       25,708      545,532       91,505
                                      ---------       --------    -----------     --------    ---------    ---------
                                      $ 497,014       $  9,233    $ 1,270,894     $ 36,315    $ 670,036    $ 324,154
                                      =========       ========    ===========     ========    =========    =========
  YEAR ENDED DECEMBER 31, 1997
  Individual life ................    $ 177,088       $  9,533    $   390,452     $ 13,742    $  88,738    $ 176,303
  Group life .....................        9,435            805          3,918          810        3,986        3,292
  Annuity ........................      296,290            591        822,149       25,461      389,726       83,179
                                      ---------       --------    -----------     --------    ---------    ---------
                                      $ 482,813       $ 10,929    $ 1,216,519     $ 40,013    $ 482,450    $ 262,774
                                      =========       ========    ===========     ========    =========    =========
  YEAR ENDED DECEMBER 31, 1996
  Individual life ................    $ 145,964       $  7,017    $   289,375     $  8,228    $ 125,861    $ 124,181
  Group life and health ..........        9,202            713          4,215        3,940        3,828        2,818
  Annuity ........................      332,230            854        740,125       23,899      294,681       71,576
                                      ---------       --------    -----------     --------    ---------    ---------
                                      $ 487,396       $  8,584    $ 1,033,715     $ 36,067    $ 424,370    $ 198,575
                                      =========       ========    ===========     ========    =========    =========

----------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                                                      ASSUMED                     PERCENTAGE
                                                      CEDED TO         FROM                       OF AMOUNT
                                        GROSS           OTHER          OTHER           NET         ASSUMED
                                        AMOUNT        COMPANIES      COMPANIES        AMOUNT        TO NET
                                   --------------- -------------- -------------- --------------- -----------
  YEAR ENDED DECEMBER 31, 1998
  Life insurance in force ........  $ 51,064,173    $ 9,862,460    $        --    $ 41,201,713        0.0%
                                    ============    ===========    ===========    ============        ===
  Premiums:
   Individual life ...............  $    493,633    $    19,512    $        --    $    474,121        0.0%
   Group life and health .........         1,691            220            461           1,932       23.8
   Annuity .......................       850,428         55,587             --         794,841        0.0
                                    ------------    -----------    -----------    ------------       ----
                                    $  1,345,752    $    75,319    $       461    $  1,270,894        .03%
                                    ============    ===========    ===========    ============       ====
  YEAR ENDED DECEMBER 31, 1997
  Life insurance in force ........  $ 40,221,361    $ 6,776,447    $ 2,692,822    $ 36,137,736        7.5%
                                    ============    ===========    ===========    ============       ====
  Premiums:
   Individual life ...............  $    395,361    $     4,910    $        --    $    390,452        0.0%
   Group life and health .........         1,761            231           2389           3,918       61.0
   Annuity .......................       822,149             --             --         822,149        0.0
                                    ------------    -----------    -----------    ------------       ----
                                    $  1,219,271    $     5,141    $     2,389    $  1,216,519        0.2%
                                    ============    ===========    ===========    ============       ====
  YEAR ENDED DECEMBER 31, 1996
  Life insurance in force ........  $ 28,168,880    $ 4,463,986    $ 2,210,601    $ 25,915,495        8.5%
                                    ============    ===========    ===========    ============       ====
  Premiums:
   Individual life ...............  $    292,239    $     2,863    $        --    $    289,376        0.0%
   Group life and health .........         2,393            242          2,063           4,214       49.0
   Annuity .......................       740,125             --             --         740,125        0.0
                                    ------------    -----------    -----------    ------------       ----
                                    $  1,034,757    $     3,105    $     2,063    $  1,033,715        0.2%
                                    ============    ===========    ===========    ============       ====